MARCH 31, 2001

ANNUAL REPORT

INVESCO SECTOR FUNDS, INC.

ENERGY FUND

FINANCIAL SERVICES FUND

GOLD FUND

HEALTH SCIENCES FUND

LEISURE FUND

REAL ESTATE OPPORTUNITY FUND

TECHNOLOGY FUND

TELECOMMUNICATIONS FUND

UTILITIES FUND

"...WE TRY TO LOOK BEYOND NEAR-TERM MARKET FLUCTUATIONS WHILE WE FOCUS ON IDENTIFYING HIGH-QUALITY MARKET LEADERS THAT WE BELIEVE ARE POSITIONED TO LEAD THEIR RESPECTIVE INDUSTRIES GOING FORWARD."

SEE PAGE 21

[INVESCO ICON] INVESCO FUNDS(R)

A Member of the AMVESCAP Group

[PHOTOGRAPH OF MARK H. WILLIAMSON OMITTED]

MANAGING RISK
THROUGH SECTOR INVESTING

FELLOW SHAREHOLDER:

It's been a turbulent year for stock investors. Sectors -- such as technology and telecommunications -- that led the market in recent years struggled, while other market segments, including energy, financial services and real estate, took the lead. The past year has served as a reminder that markets are subject to periods of volatility, which can often be difficult to live through, but are a natural part of investing. Since 1900, in fact, the stock market has corrected by at least 10% 52 times -- on average, once every two years. Yet the market has also historically continued to move in an upward direction.

This period has highlighted why we believe that prudent use of sector investing can make sense for many investors. For one, exposure to sector funds may help investors who already have a well-diversified portfolio enhance their long-term returns. Secondly, sector investing may reduce short-term portfolio volatility, because certain sectors respond differently to changing economic conditions.

Of course, sector investing is not without risks and, as we've seen this year, individual economic sectors may be more volatile than the overall market. And sector funds are not suitable for investors who need to preserve capital. But by adding exposure to several different sectors -- such as technology and energy -- that don't perform in synch, investors may help manage their overall risk.

Inside, you'll find more information on INVESCO Funds' broad array of sector portfolios. You may want to consider complementing your existing investment with exposure to another sector that reacts differently to market changes. We urge you to talk to your financial advisor to determine what allocation works best for you.

Thank you for your continued confidence.

Sincerely,

/s/ Mark H. Williamson
----------------------
Mark H. Williamson
Chairman and CEO, INVESCO Funds Group, Inc.

TABLE OF CONTENTS

LETTER FROM THE CHAIRMAN...............................1
FUND REPORTS...........................................3
AN INTERVIEW WITH BILL KEITHLER.......................21
MARKET HEADLINES......................................23
INVESTMENT HOLDINGS...................................25
FINANCIAL STATEMENTS..................................47
NOTES TO FINANCIAL STATEMENTS.........................78
FINANCIAL HIGHLIGHTS..................................85

                                 INVESCO SECTOR FUNDS, INC.
                            TOTAL RETURN PERIODS ENDED 3/31/01*

                                                                                                      MANAGER'S
                                            CUMULATIVE                            10 YEARS+ OR        REPORT
FUND (INCEPTION)                            6 MONTHS         1 YEAR    5 YEARS+   SINCE INCEPTION**   PAGE #
---------------------------------------------------------------------------------------------------------------
ENERGY FUND-INVESTOR CLASS (1/84)           (4.60%)          23.09%    19.09%         10.59%             3
ENERGY FUND-CLASS C (2/00)^                 (4.90%)          22.35%      N/A          41.80%**+          3
ENERGY FUND-CLASS K (12/00)                   N/A              N/A       N/A          17.06%**           3
FINANCIAL SERVICES FUND-
   INVESTOR CLASS (6/86)                    (7.81%)          11.25%    17.51%         20.76%             5
FINANCIAL SERVICES FUND-
   CLASS C (2/00)^                          (7.95%)          10.87%      N/A          23.81%**+          5
FINANCIAL SERVICES FUND-
   CLASS K (12/00)                            N/A              N/A       N/A          (1.97%)**          5
GOLD FUND-INVESTOR
   CLASS (1/84)                             (0.95%)          (8.38%)  (23.78%)        (6.92%)            7
GOLD FUND-CLASS C (2/00)^                    7.45%           (1.95%)     N/A          (9.25%)**+         7
HEALTH SCIENCES FUND-
   INVESTOR CLASS (1/84)                   (26.41%)          (4.12%)   11.52%         12.94%             9
HEALTH SCIENCES FUND-
   CLASS C (2/00)^                         (26.69%)          (4.79%)     N/A         (13.29%)**+         9
HEALTH SCIENCES FUND-
   CLASS K (12/00)                            N/A              N/A       N/A         (18.64%)**          9
LEISURE FUND-INVESTOR
   CLASS (1/84)                             (2.07%)          (5.50%)   21.05%         20.20%            11
LEISURE FUND-CLASS C (2/00)^                (2.41%)          (6.18%)     N/A          (2.60%)**+        11
REAL ESTATE OPPORTUNITY
   FUND-INVESTOR CLASS (1/97)               (5.36%)          11.05%      N/A           0.24%**+         13
REAL ESTATE OPPORTUNITY
   FUND-CLASS C (2/00)^                     (5.66%)          10.20%      N/A          11.03%**+         13
TECHNOLOGY FUND-
   INSTITUTIONAL CLASS (12/98)             (61.98%)         (63.39%)     N/A           7.40%**+         15
TECHNOLOGY FUND-INVESTOR
   CLASS (1/84)                            (62.07%)         (63.54%)   13.60%         18.26%            15
TECHNOLOGY FUND- CLASS C
   (2/00)^                                 (62.24%)         (63.89%)     N/A         (57.15%)**+        15
TECHNOLOGY FUND-CLASS K
   (12/00)                                    N/A              N/A       N/A         (41.54%)**         15
TELECOMMUNICATIONS FUND-
   INVESTOR CLASS (8/94)                   (55.25%)         (61.42%)   18.95%         20.02%**+         17
TELECOMMUNICATIONS FUND-
   CLASS C (2/00)^                         (55.40%)         (61.69%)     N/A         (54.12%)**+        17
TELECOMMUNICATIONS FUND-
   CLASS K (12/00)                            N/A              N/A       N/A         (34.67%)**         17
UTILITIES FUND-INVESTOR
   CLASS (6/86)                            (11.98%)         (15.18%)   14.53%         13.73%            19
UTILITIES FUND-CLASS C (2/00)^             (12.37%)         (15.83%)     N/A         (12.23%)**+        19

* PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND
CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY SO THAT, WHEN REDEEMED, AN
INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED.

+ AVERAGE ANNUALIZED

**FOR FUNDS INTRODUCED MORE RECENTLY

^ EXCLUDES APPLICABLE CONTINGENT DEFERRED SALES CHARGE IN THE TOTAL RETURN CALCULATION.

ENERGY FUND

YOUR FUND'S REPORT

FUND PERFORMANCE

DEAR SHAREHOLDER:

For the one-year period ended March 31, 2001, the value of Energy Fund-Investor Class shares rose 23.09%. This return dramatically outpaced the S&P 500 Index, which declined 21.67% during the same period, as well as our peers. (Of course, past performance is not a guarantee of future results.)(1),(2)

RISING DEMAND, SHORT SUPPLY SUPPORT HIGHER ENERGY COSTS

We have long argued that existing global capacity in both the oil and natural gas industries was not sufficient to meet expanding energy needs. Within the crude oil market, demand continues to outstrip production -- leaving inventories at historically low levels. The combination of firming prices, accelerating demand, and supply shortages has set the stage for a multiyear industry investment cycle aimed at increasing oil capacity.

--------------------------------------------------------------------------------
                                  ENERGY FUND -
                          TOP 10 COMMON STOCK HOLDINGS
                       % of Total Net Assets as of 3/31/01
--------------------------------------------------------------------------------

El Paso.........................................6.15%
Murphy Oil......................................5.86%
Exxon Mobil.....................................4.03%
Phillips Petroleum..............................3.94%
Nabors Industries...............................3.87%
Noble Drilling..................................3.86%
Chevron Corp....................................3.52%
Grant Prideco...................................3.47%
Apache Corp.....................................3.33%
Cooper Cameron..................................3.21%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

This situation is even more acute in the natural gas industry. Natural gas has become the clean, environmentally friendly fuel of choice -- taking market share away from other sources of energy to generate electricity. At the same time that demand is rising, natural gas supplies remain tight. In recent years, lower natural gas prices kept a lid on capital investment, curtailing drilling and slowing production. The result has been a dramatic reduction in inventory levels accompanied by a surge in natural gas prices. This supply and demand imbalance has received heightened attention from soaring home heating costs, and the rolling brownouts and supply problems in the California market.

The only remedy to the supply/demand imbalance is increased production -- which will require the industry to fund years of exploration and drilling, together with investment in services required to bring new wells online. This has led to vastly brighter prospects for oil service, drilling, and exploration firms, many of which are now scrambling to meet demand.

LEADING ENERGY COMPANIES BENEFIT

As more investors have recognized these dynamics, they have gravitated toward energy stocks, which have also been favored as a defensive haven against market volatility. This trend benefited many of the fund's leading holdings. Some of our top performers over the past year included Nabors Industries, a leading oil and gas drilling company, and Anadarko Petroleum, an energy exploration and production company. Another standout was Murphy Oil -- an oil and gas exploration company with a strong global presence and a healthy product pipeline. The company is precisely the kind of energy stock we target -- a firm with expansive and low-cost production capacity and a sizable exposure to North American natural gas.

GUARDING AGAINST NEAR-TERM MARKET VOLATILITY

While we remain optimistic about long-term opportunities in the energy sector, we are concerned that many of our leading stocks may be vulnerable to near-term market volatility. While valuations in the group remain reasonable on an historical basis, they are less compelling than they were a year ago. For this reason, we have taken profits on some higher priced oil services shares, which we fear could be vulnerable to near-term market turbulence.

Nonetheless, our long-term view on the sector has not changed. There is simply not enough natural gas capacity to meet demand, and even a pronounced economic slowdown would only delay -- not stop --this cycle. Most new electrical plants use natural gas, and demand for electricity continues to grow -- driven largely by the expansion of the Internet economy. As a result, we expect natural gas prices to remain high throughout 2001. Notably, even at existing price levels, natural gas companies promise to be incredibly profitable going forward. Yet current stock valuations have yet to reflect this earnings outlook. Consequently, we remain optimistic about the long-term outlook for our favorite energy stocks.

LINE GRAPH:  INVESCO ENERGY FUND - INVESTOR CLASS GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Energy Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 3/30/01.

      INVESCO ENERGY FUND - INVESTOR CLASS            S&P 500 INDEX(2)

3/91  $10,000                                         $10,000
3/92  $ 8,545                                         $11,101
3/93  $ 9,909                                         $12,789
3/94  $ 9,420                                         $12,976
3/95  $ 9,279                                         $14,993
3/96  $11,420                                         $19,801
3/97  $14,584                                         $23,725
3/98  $17,964                                         $35,104
3/99  $14,510                                         $41,595
3/00  $22,224                                         $49,053
3/01  $27,356                                         $38,423

LINE GRAPH:  INVESCO ENERGY FUND - CLASS C GROWTH OF $10,000(1),(3)

This line graph compares the value of a $10,000 investment in INVESCO Energy Fund - Class C to the value of a $10,000 investment in the S&P 500 Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (2/00) through 3/30/01.

      INVESCO ENERGY FUND - CLASS C             S&P 500 INDEX(2)

2/00  $10,000                                   $10,000
3/00  $12,112                                   $10,978
3/01  $14,818                                   $ 8,599

LINE GRAPH:  INVESCO ENERGY FUND- CLASS K GROWTH OF $10,000(1)

This line graph compares the value of a $10,000 investment in INVESCO Energy Fund - Class K to the value of a $10,000 investment in the S&P 500 Index(2), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (12/00) through 3/30/01.

      INVESCO ENERGY FUND - CLASS K             S&P 500 INDEX(2)

12/00 $10,000                                   $10,000
3/01  $11,706                                   $ 8,858

(1) PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.
(2) THE S&P 500 INDEX IS AN UNMANAGED INDEX CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND.
(3) EXCLUDES APPLICABLE CONTINGENT DEFERRED SALES CHARGE IN THE TOTAL RETURN CALCULATION.

FUND MANAGEMENT

[PHOTOGRAPH OF JOHN S. SEGNER OMITTED]

JOHN S. SEGNER
ENERGY FUND

JOHN SEGNER IS A VICE PRESIDENT OF INVESCO FUNDS GROUP. HE RECEIVED A BS FROM THE UNIVERSITY OF ALABAMA AND AN MBA FROM THE UNIVERSITY OF TEXAS AT AUSTIN. BEFORE JOINING INVESCO IN 1997, JOHN SERVED AS MANAGING DIRECTOR AND PRINCIPAL FOR THE MITCHELL GROUP. HE ALSO PREVIOUSLY HELD ENGINEERING RESPONSIBILITIES WITH TEXACO INC. AND FINANCIAL RESPONSIBILITIES WITH AMERADA HESS CORP. JOHN BEGAN HIS INVESTMENT CAREER IN 1980.

PIE CHART:  ENERGY FUND
            INDUSTRY BREAKDOWN
            AS OF 3/31/01
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Oil & Gas - Drilling & Equipment..........31.96%
            Oil & Gas - Exploration & Production......20.58%
            Oil - International Integrated............19.72%
            Natural Gas...............................12.09%
            Electric Equipment.........................5.93%
            Oil Well Equipment & Services..............5.07%
            Net Cash & Cash Equivalents................4.65%

FINANCIAL SERVICES FUND

YOUR FUND'S REPORT

FUND PERFORMANCE

DEAR SHAREHOLDER:

The past 12 months have been successful for the fund as steep pullbacks in the technology and telecommunications sectors prompted investors to reconsider the strong earnings, healthy fundamentals, and attractive valuations in the financial services arena.

For the one-year period ended March 31, 2001, the value of Financial Services Fund-Investor Class shares increased 11.25%. This return well outpaced the 21.67% decline in the S&P 500 Index over the same period, and essentially paced the 11.41% return of the S&P Financials Index. (Of course, past performance is not a guarantee of future results.)(4),(5)

LINE GRAPH: INVESCO FINANCIAL SERVICES FUND -
            INVESTOR CLASS GROWTH OF $10,000(4)

This line graph compares the value of a $10,000 investment in INVESCO Financial Services Fund - Investor Class to the value of a $10,000 investment in the S&P Financials Index(5), and to the value of a $10,000 investment in the S&P 500 Index(5), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 3/30/01.

      INVESCO FINANCIAL SERVICES     S&P FINANCIALS INDEX(5)    S&P 500 INDEX(5)
      FUND - INVESTOR CLASS

3/91  $10,000                        $10,000                    $10,000
3/92  $14,289                        $11,960                    $11,101
3/93  $19,789                        $16,133                    $12,789
3/94  $19,325                        $15,571                    $12,976
3/95  $20,713                        $17,611                    $14,993
3/96  $29,432                        $25,432                    $19,801
3/97  $35,827                        $33,128                    $23,725
3/98  $56,450                        $52,734                    $35,104
3/99  $59,778                        $56,193                    $41,595
3/00  $59,278                        $55,609                    $49,053
3/01  $65,948                        $61,953                    $38,423

LINE GRAPH: INVESCO FINANCIAL SERVICES FUND - CLASS C GROWTH OF $10,000(4),(6)

This line graph compares the value of a $10,000 investment in INVESCO Financial Services Fund - Class C to the value of a $10,000 investment in the S&P Financials Index(5), and to the value of a $10,000 investment in the S&P 500 Index(5), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (2/00) through 3/30/01.

      INVESCO FINANCIAL SERVICES      S&P FINANCIALS INDEX(5)   S&P 500 INDEX(5)
      FUND - CLASS C

2/00  $10,000                         $10,000                   $10,000
3/00  $11,472                         $11,836                   $10,978
3/01  $12,718                         $13,186                   $ 8,599

TARGETING GROWTH-ORIENTED FINANCIAL SERVICES COMPANIES

The fund's performance over the past 12 months has reflected both investors' growing recognition of the investment opportunities available in the financial services sector, as well our own careful stock selection -- which enabled us to identify companies with solid fundamentals, powerful market opportunities, and healthy earnings potential. In particular, we continue to focus on growth-oriented financial service providers that are using new technologies and strategies to increase revenues, expand their market shares, and capitalize on the growing base of retirement savings.

Early in the period, the threat of higher interest rates dominated investor attention, and led markets to reward the kind of high-growth, fee-driven financial services companies we favor. One top performer was Bank of New York, a leading provider of back-office processing. This business provides the bank with a promising avenue of growth that is less vulnerable to credit and interest rate concerns.

INSURANCE AND THRIFTS FUEL PERFORMANCE LATER IN PERIOD

By the second half of the year, evidence of a slowing economy had alleviated interest rate fears but sparked concerns over commercial credit quality and equity market volatility. Against this backdrop, investors favored stocks with more defensive characteristics. This trend benefited our holdings in leading insurance providers rewarded for their perceived earnings stability and lack of credit exposure. These included John Hancock Financial Services -- one of our largest holdings and a top-performing position. While we have been pleased by the performance of these holdings, we've selectively taken profits on some stocks as they reached our price targets.

LINE GRAPH: INVESCO FINANCIAL SERVICES FUND - CLASS K GROWTH OF $10,000(4)

This line graph compares the value of a $10,000 investment in INVESCO Financial Services Fund - Class K to the value of a $10,000 investment in the S&P 500 Financials Index(5), and to the value of a $10,000 investment in the S&P 500 Index(5), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (12/00) through 3/30/01.


      INVESCO FINANCIAL SERVICES    S&P FINANCIALS INDEX(5)     S&P 500 INDEX(5)
      FUND - CLASS K

12/00 $10,000                       $10,000                     $10,000
3/01  $ 9,803                       $ 9,854                     $ 8,858

Additionally, as evidence of a slowing economy paved the way for Federal Reserve credit easing, investors started to revisit more traditional financial services firms in interest rate-sensitive businesses. This rotation favored thrifts, savings and loans, and regional consumer banks, such as Wells Fargo & Co, that have sizable mortgage-lending exposure. Lower rates not only improve the interest rate spreads on consumer loans, they also spark increased home-buying and mortgage-refinancing activity. Additionally, mortgage lenders are seen to have relatively low credit risk, since home loans are typically the last obligation on which consumers default.

On the downside, heightened equity market volatility took a toll on brokerage firms and other institutions with heavy capital markets exposure. Against this backdrop, the fund's performance benefited from the steps we took in the second half of 2000 to reduce our exposure to brokerage firms. We also maintained our careful analysis of credit quality conditions, as well as our focus on institutions with minimal or manageable credit exposure.

LOWER INTEREST RATES BODE WELL FOR SECTOR PERFORMANCE

We expect falling interest rates to be the primary driver of financial services stock performance in 2001. To position ourselves to benefit from potential Federal Reserve rate cuts, we continue to focus on thrifts and savings and loans. We will also emphasize multi-line and property and casualty life insurers which offer predictable earnings and limited credit exposure. At the same time, we will look for opportunities to use recent market weakness to add exposure to high-quality, growth-oriented financial services companies that have shown their ability to grow their earnings in any kind of environment. We believe that by investing in the best companies in the financial services market, we can continue to provide investors with exceptional long-term performance.

PIE CHART:  FINANCIAL SERVICES FUND
            INDUSTRY BREAKDOWN
            AS OF 3/31/01
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Banks-Regional.....................26.59%
            Financial-Diversified..............14.17%
            Insurance-Multi-Line................8.80%
            Insurance-Property & Casualty.......8.68%
            Insurance-Life & Health.............8.05%
            Investment Bank/Broker Firm.........8.01%
            Banks-Money Center..................7.62%
            Savings & Loan Companies............3.59%
            Consumer Finance....................3.57%
            Insurance Brokers...................1.84%
            Other Industries....................3.55%
            Net Cash & Cash Equivalents.........5.53%

--------------------------------------------------------------------------------
                            FINANCIAL SERVICES FUND -
                          TOP 10 COMMON STOCK HOLDINGS
                       % of Total Net Assets as of 3/31/01
--------------------------------------------------------------------------------
Citigroup Inc...................................4.74%
Wells Fargo & Co................................4.56%
Bank of New York ...............................4.46%
John Hancock Financial Services.................4.34%
FleetBoston Financial ..........................4.29%
Freddie Mac.....................................3.31%
Fifth Third Bancorp ............................3.22%
JP Morgan Chase & Co ...........................3.06%
Hartford Financial Services Group...............2.83%
Northern Trust .................................2.63%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

(4) PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEXES DO NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.
(5) THE S&P 500 INDEX IS AN UNMANAGED INDEX CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET, WHILE THE S&P FINANCIALS INDEX REFLECTS THE FINANCIAL SERVICES SECTOR OF THE S&P 500 INDEX. THE INDEXES ARE NOT MANAGED; THEREFORE THEIR PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND.
(6) EXCLUDES APPLICABLE CONTINGENT DEFERRED SALES CHARGE IN THE TOTAL RETURN CALCULATION.

FUND MANAGEMENT

[PHOTOGRAPH OF JEFFREY G. MORRIS, CFA OMITTED]
JEFFREY G. MORRIS, CFA

FINANCIAL SERVICES FUND

JEFF MORRIS IS A VICE PRESIDENT OF INVESCO FUNDS GROUP. PRIOR TO JOINING INVESCO, JEFF WORKED FOR NORWEST MORTGAGE. HE RECEIVED A BS FROM COLORADO STATE UNIVERSITY AND AN MS FROM THE UNIVERSITY OF COLORADO-DENVER. JEFF IS A CHARTERED FINANCIAL ANALYST AND BEGAN HIS INVESTMENT CAREER IN 1991.

GOLD FUND

YOUR FUND'S REPORT

FUND PERFORMANCE

DEAR SHAREHOLDER:

Gold markets have performed sluggishly over the past 12 months, defying the expectations of many that gold had seen its bottom. The behavior of gold prices has been particularly surprising against a backdrop of increasing economic uncertainty -- since investors have historically favored gold as a hedge against market volatility. Yet gold bullion prices have held up better than share prices of gold companies, which have drifted lower amid a broad-based correction in the U.S. equity market.

For the one-year period ended March 31, 2001, the value of Gold Fund-Investor Class shares declined 8.38%. While the fund lost ground, it outperformed its peers as well as the S&P 500 Index, which dropped 21.67% over the same period. (Of course, past performance is not a guarantee of future results.)(7),(8) The fund's relative performance benefited from our significant investments in gold bullion, as well as our focus on larger, low-cost producers favored by industry economics.

--------------------------------------------------------------------------------
                                   GOLD FUND -
                          TOP 10 COMMON STOCK HOLDINGS
                       % of Total Net Assets as of 3/31/01
--------------------------------------------------------------------------------
Meridian Gold...................................7.30%
Barrick Gold....................................6.60%
Newmont Mining..................................5.84%
Stillwater Mining...............................4.78%
Placer Dome.....................................4.70%
Franco-Nevada Mining Ltd........................4.62%
Goldcorp Inc Class A Shrs.......................4.53%
AngloGold Ltd Sponsored ADR Representing
  1/2 Ord Shr...................................4.15%
Teck Corp Class B Shrs..........................3.57%
Freeport McMoRan Copper & Gold Class B Shrs.....3.54%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

STRONG DOLLAR, LOW INFLATION PRESSURE GOLD PRICES

Several factors continued to weigh on gold prices during the period, including weak demand from Asia and low global inflation. Additionally, the U.S. dollar has held up better than expected, which has supported its role as the dominant world currency and aided its appeal relative to gold bullion.

Yet we believe there is a limit to how low gold prices might fall. Approximately 20% of the world's gold production costs more than $270 per ounce to produce, while more than 50% costs over $200 per ounce to produce. Recently, gold bullion prices have retreated below the $270 threshold -- suggesting that further production may cease being profitable. These price pressures have been less evident lately because current demand is being met from existing gold supplies. But this has led to the closure of higher-cost mines, including the Homestake Mine in South Dakota, which had been in operation for 120 years. A continued drop in production would eventually exert upward pressure on gold bullion prices. Given industry economics, we look for gold to gradually move higher over time.

PORTFOLIO BENEFITS FROM GOLD BULLION

Because of the uncertainty affecting the gold market, we have taken a two-pronged strategy. First, we have devoted a substantial minority position of the fund to gold bullion. This approach has helped improve our performance relative to other gold funds, and we believe it provides a focused investment opportunity for shareholders who believe that gold prices will rally.

Secondly, we have concentrated our investments in larger, low-cost producers that do not hedge their production, which enables them to fully benefit from any increase in gold prices. A number of our gold equity holdings made positive contributions to fund performance. One standout was Meridian Gold -- an exploration-focused producer with a successful history of discovering, developing, and profitably operating gold mines. The company reported record profits for the fourth quarter and full year 2000, and continues to generate an impressive return on equity. We remain optimistic about its prospects.

PIE CHART:  GOLD FUND
            INDUSTRY BREAKDOWN
            AS OF 3/31/01
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Gold & Precious Metals Mining....74.99%
            Other-Gold Bullion...............13.39%
            Net  Cash & Cash Equivalents.....11.62%

LOOKING AHEAD TO RECOVERING GOLD PRICES

In the near-term, prices of gold bullion and gold stocks could languish until some catalyst for recovery occurs. Nonetheless, continued market turmoil could heighten gold's appeal as a safe-haven play. And, longer term, we believe that the gold markets are poised for a dramatic rebound. Gold supplies have fallen, and new production is unlikely as long as bullion prices continue to slump. As a result, we look for supply and demand conditions to provide renewed support for bullion prices, as well as for share prices of gold-producing companies.

LINE GRAPH: INVESCO GOLD FUND - INVESTOR CLASS GROWTH OF $10,000(7)

This line graph compares the value of a $10,000 investment in INVESCO Gold Fund
- Investor Class to the value of a $10,000 investment in the S&P 500 Index(8), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 3/30/01.

      INVESCO GOLD FUND - INVESTOR CLASS        S&P 500 INDEX(8)

3/91  $10,000                                   $10,000
3/92  $ 9,349                                   $11,101
3/93  $11,399                                   $12,789
3/94  $16,152                                   $12,976
3/95  $11,422                                   $14,993
3/96  $18,976                                   $19,801
3/97  $15,894                                   $23,725
3/98  $ 8,592                                   $35,104
3/99  $ 6,161                                   $41,595
3/00  $ 5,328                                   $49,053
3/01  $ 4,882                                   $38,423

LINE GRAPH: INVESCO GOLD FUND - CLASS C GROWTH OF $10,000(7),(9)

This line graph compares the value of a $10,000 investment in INVESCO Gold Fund
- Class C to the value of a $10,000 investment in the S&P 500 Index(8), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (2/00) through 3/30/01.

      INVESCO GOLD FUND - CLASS C         S&P 500 INDEX(8)

2/00  $10,000                             $10,000
3/00  $ 9,143                             $10,978
3/01  $ 8,964                             $ 8,599

(7) PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.
(8) THE S&P 500 INDEX IS AN UNMANAGED INDEX CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND.
(9) EXCLUDES APPLICABLE CONTINGENT DEFERRED SALES CHARGE IN THE TOTAL RETURN CALCULATION.

FUND MANAGEMENT

[PHOTOGRAPH OF JOHN S. SEGNER OMITTED]
JOHN S. SEGNER

GOLD FUND

JOHN SEGNER IS A VICE PRESIDENT OF INVESCO FUNDS GROUP. HE RECEIVED A BS FROM THE UNIVERSITY OF ALABAMA AND AN MBA FROM THE UNIVERSITY OF TEXAS AT AUSTIN. BEFORE JOINING INVESCO IN 1997, JOHN SERVED AS MANAGING DIRECTOR AND PRINCIPAL FOR THE MITCHELL GROUP. HE ALSO PREVIOUSLY HELD ENGINEERING RESPONSIBILITIES WITH TEXACO INC. AND FINANCIAL RESPONSIBILITIES WITH AMERADA HESS CORP. JOHN BEGAN HIS INVESTMENT CAREER IN 1980.

HEALTH SCIENCES FUND

YOUR FUND'S REPORT

FUND PERFORMANCE

DEAR SHAREHOLDER:

For the one-year period ended March 31, 2001, the value of Health Sciences Fund-Investor Class shares declined 4.12%. But the fund outperformed the S&P 500 Index, which declined 21.67% over the same period. (Of course, past performance is not a guarantee of future results.)(10),(11)

While we are disappointed that the fund lost ground over the past 12 months, we are pleased that our investments in leading health care companies insulated our results from the overall market's downward volatility.

--------------------------------------------------------------------------------
                             HEALTH SCIENCES FUND -
                          TOP 10 COMMON STOCK HOLDINGS
                       % of Total Net Assets as of 3/31/01
--------------------------------------------------------------------------------
Pfizer Inc......................................4.57%
Pharmacia Corp..................................4.50%
Genentech Inc...................................4.19%
Aventis SA Sponsored ADR
  Representing Ord Shrs.........................4.08%
Novartis AG Sponsored ADR
  Representing 1/40 Registered Shr..............3.55%
Amgen Inc.......................................3.31%
King Pharmaceuticals............................3.23%
MedImmune Inc...................................3.21%
Genzyme Corp-General Division...................3.18%
IDEC Pharmaceuticals............................3.15%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

BIOTECH NAMES BOOST RESULTS EARLY IN PERIOD

Our positioning within the health sciences sector has supported the fund's relative success over the past 12 months. During the first half of the period, we focused on growth-oriented health sciences stocks -- particularly biotechnology stocks led higher by encouraging testing results and successful product introductions. Within the biotech arena, we targeted companies that have compounds either on the market or in late-stage trials. For example, Genentech Inc -- one of our favorite names in the biotech area -- already has two successful cancer drugs as well as an exceptionally strong pipeline of new products.

Unfortunately, while we were pleased with the fundamentals and earnings prospects supporting our favorite biotechnology companies, many of these holdings were caught in the sharp Nasdaq Composite Index sell-off during the second half of 2000. While we felt that this correction was in many cases indiscriminate -- affecting profitable companies as well as the more speculative concerns we avoid -- near-term market uncertainty led us to reduce our biotech exposure. At the same time, we increased our weighting in leading drug companies that have historically benefited from periods of economic uncertainty. After all, consumers spend money on pharmaceuticals even in an economic slowdown, and the product pipelines and patents carried by these firms afford them a relatively high degree of earnings predictability.

PFIZER--A STANDOUT IN THE DRUG INDUSTRY

Among our pharmaceutical stocks, we remain optimistic about our favorite names, including Pfizer Inc, the nation's leading drug company. Pfizer benefits from one of the industry's highest growth rates and most promising pipelines of drugs under development. It also has a strong portfolio of existing products -- including top-selling drugs such as Viagra and the cholesterol-lowering agent Lipitor. The company recently reported double-digit fourth quarter earnings growth while confirming strong guidance for 2001.

PIE CHART:  HEALTH SCIENCES FUND
            INDUSTRY BREAKDOWN
            AS OF 3/31/01
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Health Care Drugs-Pharmaceuticals........56.72%
            Biotechnology-Health Care................27.05%
            Health Care-Medical Equipment & Devices..11.04%
            Health Care-Services......................3.99%
            Net Cash & Cash Equivalents...............1.20%

LINE GRAPH: INVESCO HEALTH SCIENCES FUND -
            INVESTOR CLASS GROWTH OF $10,000(10)

This line graph compares the value of a $10,000 investment in INVESCO Health Sciences Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(11), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 3/30/01.

      INVESCO HEALTH SCIENCES FUND -            S&P 500 INDEX(11)
         INVESTOR CLASS

3/91  $10,000                                   $10,000
3/92  $12,803                                   $11,101
3/93  $ 9,716                                   $12,789
3/94  $10,988                                   $12,976
3/95  $12,987                                   $14,993
3/96  $19,575                                   $19,801
3/97  $19,909                                   $23,725
3/98  $28,221                                   $35,104
3/99  $34,857                                   $41,595
3/00  $35,218                                   $49,053
3/01  $33,768                                   $38,423

While our higher pharmaceutical weighting insulated our performance from the ongoing pressure on biotech shares, many of our leading drug stocks traded lower in the first quarter of 2001 as the market correction broadened to affect even higher-quality, higher-priced stocks in classic defensive industries such as pharmaceuticals. It is important to note, however, that this sell-off reflected profit-taking, rather than any deterioration in these companies' fundamentals or earnings growth.

HEALTH SCIENCES GROWTH TRENDS REMAIN PROMISING

As we look ahead, we remain upbeat about the dynamic trends driving long-term investment opportunities across the health sciences sector. As we saw in 1998, fears of an economic slowdown generally lead investors to the health care sector, which tends to see strong demand for its products no matter where the economy is headed. Given current market conditions, we believe a strong weighting in pharmaceuticals remains our best positioning for the near- and medium-term. At the same time, we continue to look for opportunities to use the sell-off in the biotechnology sector as a buying opportunity, targeting profitable and product-oriented companies in that space. Additionally, we maintain exposure to leading medical technology and medical services companies. And we have increased our medical services weighting due to reduced concerns over the regulatory environment.

LINE GRAPH: INVESCO HEALTH SCIENCES FUND - CLASS C GROWTH OF $10,000(10),(12)

This line graph compares the value of a $10,000 investment in INVESCO Health Sciences Fund - Class C to the value of a $10,000 investment in the S&P 500 Index(11), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (2/00) through 3/30/01.

      INVESCO HEALTH SCIENCES FUND - CLASS C          S&P 500 INDEX(11)

2/00  $10,000                                         $10,000
3/00  $ 8,944                                         $10,978
3/01  $ 8,516                                         $ 8,599

LINE GRAPH: INVESCO HEALTH SCIENCES FUND - CLASS K GROWTH OF $10,000(10)

This line graph compares the value of a $10,000 investment in INVESCO Health Sciences Fund - Class K to the value of a $10,000 investment in the S&P 500 Index(11), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (12/00) through 3/30/01.

      INVESCO HEALTH SCIENCES FUND - CLASS K          S&P 500 INDEX(11)

12/00 $10,000                                         $10,000
3/01  $ 8,136                                         $ 8,858

(10) PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATES THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.
(11) THE S&P 500 INDEX IS AN UNMANAGED INDEX CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND.
(12) EXCLUDES APPLICABLE CONTINGENT DEFERRED SALES CHARGE IN THE TOTAL RETURN CALCULATION.

FUND MANAGEMENT

[PHOTOGRAPH OF THOMAS R. WALD, CFA OMITTED]
THOMAS R. WALD, CFA

HEALTH SCIENCES FUND

TOM WALD IS A VICE PRESIDENT OF INVESCO FUNDS GROUP. PRIOR TO JOINING INVESCO IN 1997, HE WAS THE SENIOR HEALTH CARE ANALYST AT MUNDER CAPITAL MANAGEMENT. HE BEGAN HIS INVESTMENT CAREER IN 1988. TOM RECEIVED HIS BA FROM TULANE UNIVERSITY, AND HIS MBA FROM UNIVERSITY OF PENNSYLVANIA. HE IS ALSO A CHARTERED FINANCIAL ANALYST.

LEISURE FUND

YOUR FUND'S REPORT

FUND PERFORMANCE

DEAR SHAREHOLDER:

The past 12 months have seen a shift in investor sentiment from fears of higher interest rates to concerns over the impact of slower economic growth on consumer spending and corporate earnings. Despite investor concern over the economic slowdown, consumer-related stocks, including those in leisure-related industries, held their own relative to the overall S&P 500 Index. We have been encouraged that many of the companies represented in the fund continue to report strong business, which has been reflected in the resilience of their share prices.

LINE GRAPH: INVESCO LEISURE FUND - INVESTOR CLASS GROWTH OF $10,000(13)

This line graph compares the value of a $10,000 investment in INVESCO Leisure Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(14), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 3/30/01.

      INVESCO LEISURE FUND - INVESTOR CLASS           S&P 500 INDEX(14)

3/91  $10,000                                         $10,000
3/92  $12,980                                         $11,101
3/93  $16,573                                         $12,789
3/94  $19,479                                         $12,976
3/95  $20,944                                         $14,993
3/96  $24,221                                         $19,801
3/97  $24,442                                         $23,725
3/98  $36,151                                         $35,104
3/99  $45,917                                         $41,595
3/00  $66,610                                         $49,053
3/01  $62,945                                         $38,423

For the one-year period ended March 31, 2001,the value of Leisure Fund-Investor Class shares declined 5.50%. Despite giving ground, this return far surpassed the 21.67% drop in the S&P 500 Index. (Of course, past performance is not a guarantee of future results.)(13),(14)

LINE GRAPH: INVESCO LEISURE FUND - CLASS C GROWTH OF $10,000(13),(15)

This line graph compares the value of a $10,000 investment in INVESCO Leisure Fund - Class C to the value of a $10,000 investment in the S&P 500 Index(14), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (2/00) through 3/30/01.

      INVESCO LEISURE FUND - CLASS C      S&P 500 INDEX(14)

2/00  $10,000                             $10,000
3/00  $10,347                             $10,978
3/01  $ 9,708                             $ 8,599

We attribute our results to our successful stock picking, which has identified high-quality, attractively valued companies that investors have rewarded in this challenging environment. Indeed, the fund's composition has changed little over the past year, and reflects our focus on long-term out-performers that have provided solid results in a variety of economic environments.

TOY MANUFACTURERS PROVIDE RESULTS

The year showed a substantial gain in a number of our toy manufacturing positions, notably Mattel Inc. We invested in Mattel last year after the company went through a promising management change. The new CEO, Robert Eckert, won our confidence with his plans to streamline the company's production and marketing efforts, shed unproductive businesses, and enhance shareholder value. The stock has strongly rewarded us since then, and we remain optimistic about its ongoing potential as recent changes translate into stronger top-line revenue growth and improved profit margins.

We were also pleased with the positive performance of our leading computer game software makers, including Activision Inc and Electronic Arts. Now that Sony Corp, Nintendo, and other hardware manufacturers are launching new video platforms, we anticipate soaring demand for next-generation games to play on these systems. Both Activision and Electronic Arts are well positioned to capitalize on the additional growth in this area.

HOTEL, CASINO STOCKS WORK IN OUR FAVOR

The fund has also benefited from outstanding performance by our hotel and casino stocks, which have continued to show impressive results. One of our strongest contributors over the period was Harrah's Entertainment -- a gaming powerhouse that owns 21 casinos in 19 markets nationwide, including casinos in Indiana, Illinois, Mississippi, Louisiana, and other states, in addition to the more well-known venues in Las Vegas and Atlantic City. Harrah's management is using technology to enhance its business and cross-sell its products, while also working to contain costs and boost profits at its existing properties. And Marriott International, the leading brand name in the hotel industry, also moved higher as investors acknowledged its reasonable valuation and solid growth prospects.

LEISURE SPENDING REMAINS ROBUST DESPITE ECONOMIC UNCERTAINTY

On the downside, evidence of a slowing economy did pressure some of our consumer-related shares -- particularly our cruise ship stocks, which have been hit by both economic fears and industry overcapacity. Nonetheless, we have been reassured by evidence that consumers have continued to spend money on their favorite leisure activities, despite a less certain economic environment. We believe that companies that benefit from this trend will generate earnings growth that outpaces profitability in the broader U.S. market. Furthermore, many leisure companies continue to trade at relatively attractive valuations that offer the potential for healthy appreciation going forward.

PIE CHART:  LEISURE FUND
            INDUSTRY BREAKDOWN
            AS OF 3/31/01
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Leisure Time.......................11.95%
            Cable..............................10.87%
            Services-Advertising & Marketing...10.07%
            Gaming..............................9.23%
            Lodging-Hotels......................8.36%
            Broadcasting........................7.63%
            Entertainment.......................6.42%
            Publishing..........................6.30%
            Toys................................5.95%
            Beverages-Alcoholic.................3.60%
            Other Industries...................16.00%
            Net Cash & Cash Equivalents.........3.62%

--------------------------------------------------------------------------------
                                 LEISURE FUND -
                          TOP 10 COMMON STOCK HOLDINGS
                       % of Total Net Assets as of 3/31/01
--------------------------------------------------------------------------------
Harrah's Entertainment......................................8.25%
Mattel Inc .................................................5.65%
Marriott International Class A Shrs.........................5.22%
Omnicom Group ..............................................5.03%
AT&T Corp-Liberty Media Group Class A Shrs..................4.94%
International Game Technology...............................4.11%
Valassis Communications.....................................3.54%
Pegasus Communications......................................2.82%
Starwood Hotels & Resorts Worldwide Paired Certificates.....2.67%
Comcast Corp Special Class A Shrs...........................2.51%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

(13) PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.
(14) THE S&P 500 INDEX IS AN UNMANAGED INDEX CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET. THE INDEX IS NOT MANAGED; THEREFORE, ITS PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND.
(15) EXCLUDES APPLICABLE CONTINGENT DEFERRED SALES CHARGE IN THE TOTAL RETURN CALCULATION.

FUND MANAGEMENT

[PHOTOGRAPH OF MARK GREENBERG, CFA OMITTED]
MARK GREENBERG, CFA

LEISURE FUND

MARK GREENBERG IS A SENIOR VICE PRESIDENT OF INVESCO FUNDS GROUP. HE BEGAN HIS INVESTMENT CAREER IN 1980 AND HAS MORE THAN 17 YEARS OF EXPERIENCE IN THE LEISURE SECTOR. MARK RECEIVED A BSBA FROM MARQUETTE UNIVERSITY AND IS A CHARTERED FINANCIAL ANALYST.

REAL ESTATE OPPORTUNITY FUND

YOUR FUND'S REPORT

FUND PERFORMANCE

DEAR SHAREHOLDER:

As the stock market experienced heightened volatility over the past year, investors sought out real estate investment trusts (REITs) as safe investment havens, providing consistent yields and relative stability. The real estate market also benefited from relatively low unemployment rates and tight capacity in a number of urban markets.

For the one-year period ended March 31, 2001, the value of Investor Class shares rose 11.05%. While the fund well outperformed the S&P 500 Index, which declined 21.67%, it did not keep pace with the NAREIT-Equity REIT Index, which surged 23.88% during the period. (Of course, past performance is not a guarantee of future results.)(16),(17)

PIE CHART:  REAL ESTATE OPPORTUNITY FUND
            INDUSTRY BREAKDOWN
            AS OF 3/31/01
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Real Estate Investment Trust.............72.72%
            Lodging - Hotels..........................4.03%
            Telecommunications - Cellular & Wireless..3.38%
            Retail - General Merchandise .............2.37%
            Air Freight...............................2.18%
            Paper & Forest Products...................2.06%
            Leisure Time..............................2.03%
            Retail - Computers & Electronics..........1.96%
            Gaming....................................1.28%
            Real Estate...............................1.16%
            Other Industries..........................1.95%
            Net Cash & Cash Equivalents...............4.88%

CAPITALIZING ON TIGHT CAPACITY IN URBAN MARKETS

During the period, we continued our strategy of seeking out real estate investments that provide stable yields as well as the potential for healthy price appreciation. Our focus has been on the strongest areas of the real estate market, including the office and industrial sectors. In particular, we have emphasized the central business districts of urban markets where demand is strong and geography or other constraints make it difficult to add capacity. We have found many of these opportunities in California -- particularly San Francisco, the Silicon Valley and San Diego. Two REITs with solid footholds in the California office market -- Essex Property Trust and Spieker Properties -- were among our top-performing positions.

DIVERSIFICATION PAYS OFF

Later in the year, as an economic slowdown became apparent, we increased the geographical diversification of our REIT exposure -- moving beyond our previous concentration on the fast-growing, tight-capacity markets of California and the Northeast, which we viewed as more sensitive to a market downturn. For example, we held a position in Camden Property Trust, which operates in Dallas and Houston -- two markets that appear to be turning around after nearly a decade of weakness.

Early in 2001, the value shift that dominated the stock market also affected the real estate sector, as investors favored lower-quality, higher-yielding investments in sectors that were previously out of favor. Against this backdrop, our shift away from the California market and our added emphasis on the retail subsector helped anchor the fund's performance. On the retail side, we capitalized on a solid gain in Developers Diversified Realty -- a REIT with interests in shopping centers and business parks.

Given the near-term uncertainty in the equity market, we have adopted a more defensive investment strategy -- taking profits on select positions, particularly office REITs that may be sensitive to slowing business activity. At the same time, we added moderate exposure to lower priced, higher income-producing REIT investments that may be less vulnerable to near-term valuation risk. Nonetheless, we have not abandoned our overall commitment to high-quality, blue chip properties that we believe offer the best growth potential.

NON-REIT EQUITY HOLDINGS HINDER PERFORMANCE

On the downside, many of the portfolio's non-REIT equity holdings were caught in the equity market sell-off, and hindered our performance relative to the NAREIT Index. Nonetheless, some of our non-REIT investments contributed positively to our results. One standout was Harrah's Entertainment -- the casino and resort company. We continue to look to our non-REIT positions to provide us with diversification benefits, as well as the opportunity for enhanced long-term returns.

LINE GRAPH: INVESCO REAL ESTATE OPPORTUNITY  FUND -
            INVESTOR CLASS GROWTH OF $10,000(16)

This line graph compares the value of a $10,000 investment in INVESCO Real Estate Opportunity Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(17), and to the value of a $10,000 investment in the NAREIT-Equity REIT Index(17), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (1/97) through 3/30/01.

      INVESCO REAL ESTATE OPPORTUNITY  S&P 500 INDEX(17)     NAREIT-EQUITY REIT
         FUND - INVESTOR CLASS                                  INDEX(17)


1/97  $10,000                          $10,000               $10,000
3/97  $10,120                          $10,269               $10,071
3/98  $12,136                          $15,194               $11,974
3/99  $ 8,724                          $18,003               $ 9,445
3/00  $ 9,097                          $21,231               $ 9,692
3/01  $10,102                          $16,631               $12,006

Given the risk of continued equity market volatility, we believe that investors will continue to seek out the REIT market as an investment haven. We remain committed to our core strategy of investing in high-quality properties. Many are now trading at attractive valuations that provide a firm foundation for future gains, and we anticipate that investors will again reward these investments once economic uncertainty dissipates.

--------------------------------------------------------------------------------
                         REAL ESTATE OPPORTUNITY FUND -
                          TOP 10 COMMON STOCK HOLDINGS
                       % of Total Net Assets as of 3/31/01
--------------------------------------------------------------------------------
AMB Property ...................................4.45%
Equity Office Properties Trust..................4.31%
Arden Realty....................................3.95%
Cousins Properties .............................3.92%
First Industrial Realty Trust ..................3.71%
SL Green Realty ................................3.67%
Developers Diversified Realty ..................3.50%
Equity Residential Properties Trust SBI.........3.46%
Taubman Centers ................................3.40%
Archstone Communities Trust ....................3.29%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

LINE GRAPH: INVESCO REAL ESTATE OPPORTUNITY  FUND -
            CLASS C GROWTH OF $10,000(16),(18)

This line graph compares the value of a $10,000 investment in INVESCO Real Estate Opportunity Fund - Class C to the value of a $10,000 investment in the S&P 500 Index(17), and to the value of a $10,000 investment in the NAREIT-Equity REIT Index(17), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (2/00) through 3/30/01.

      INVESCO REAL ESTATE OPPORTUNITY   S&P 500 INDEX(17)     NAREIT-EQUITY REIT
         FUND - CLASS C                                         INDEX(17)


2/00  $10,000                           $10,000               $10,000
3/00  $10,210                           $10,978               $10,206
3/01  $11,251                           $ 8,599               $12,643

(16) PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEXES DO NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED THEIR PERFORMANCE.
(17) THE S&P 500 INDEX IS AN UNMANAGED INDEX CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET. THE NAREIT-EQUITY REIT INDEX IS AN UNMANAGED INDICATIVE OF THE U.S. REAL ESTATE INVESTMENT TRUST EQUITY MARKET. THESE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND.
(18) EXCLUDES APPLICABLE CONTINGENT DEFERRED SALES CHARGE IN THE TOTAL RETURN CALCULATION.

THE REAL ESTATE INDUSTRY IS HIGHLY CYCLICAL, AND THE VALUE OF SECURITIES ISSUED BY COMPANIES DOING BUSINESS IN THAT SECTOR MAY FLUCTUATE WIDELY.

FUND MANAGEMENT

[PHOTOGRAPH OF SEAN D. KATOF OMITTED]
SEAN D. KATOF

REAL ESTATE OPPORTUNITY FUND

SEAN KATOF IS A PORTFOLIO MANAGER FOR INVESCO FUNDS GROUP. HE RECEIVED A BSBA FROM THE UNIVERSITY OF COLORADO AT BOULDER AND HIS MS IN FINANCE FROM THE UNIVERSITY OF COLORADO AT DENVER. SEAN BEGAN HIS INVESTMENT CAREER IN 1994.

TECHNOLOGY FUND

YOUR FUND'S REPORT

FUND PERFORMANCE

DEAR SHAREHOLDER:

The bear market in the technology sector is now roughly a year old. This period started out with a short-lived but violent correction in the spring of 2000 that was primarily triggered by heightened concerns over the sector's lofty valuations. Share prices subsequently stabilized over the summer months, but resumed their sell-off in late August after a number of high-profile technology firms reported lower than expected orders, accumulating inventories, and softening profit projections.

--------------------------------------------------------------------------------
                                TECHNOLOGY FUND -
                          TOP 10 COMMON STOCK HOLDINGS
                       % of Total Net Assets as of 3/31/01
--------------------------------------------------------------------------------
Fiserv Inc......................................2.59%
AOL Time Warner.................................2.27%
Paychex Inc ....................................2.16%
Flextronics International Ltd...................2.07%
Micron Technology...............................1.98%
Linear Technology ..............................1.97%
Maxim Integrated Products.......................1.92%
Microchip Technology............................1.91%
Automatic Data Processing ......................1.90%
First Data .....................................1.89%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

At first, these problems appeared isolated to a handful of companies -- akin to a few hairline fractures appearing in the dam. By the fourth quarter, however, nearly every segment of the technology sector was taking on water, forcing investors to confront the reality that -- across the board -- industry spending, revenue and earnings expectations were too high. The result was a sharp and often indiscriminate correction in stock valuations that punished high-quality companies with resilient earnings prospects as well as those suffering sharp deterioration in their businesses. Even the brief January technology rally sparked by the Federal Reserve's surprise interest rate cut failed to catch hold, as more and more companies guided down their business forecasts.

LINE GRAPH: INVESCO TECHNOLOGY FUND - INSTITUTIONAL CLASS GROWTH OF $10,000(19)

This line graph compares the value of a $10,000 investment in INVESCO Technology Fund - Institutional Class to the value of a $10,000 investment in the S&P 500 Index(20), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (12/98) through 3/30/01.

      INVESCO TECHNOLOGY FUND - INSTITUTIONAL CLASS         S&P 500 INDEX(20)

12/98 $10,000                                               $10,000
3/99  $11,888                                               $10,498
3/00  $32,129                                               $12,380
3/01  $11,764                                               $ 9,697

For the one-year period ended March 31, 2001, the value of Technology Fund-Investor Class shares declined 63.54%, sharply under performing the 21.67% drop in the S&P 500 Index. Nonetheless, this return only moderately under performed the 59.76% drop in the Nasdaq Composite Index, an index that is heavily weighted in technology and may serve as a more appropriate benchmark for the fund. (Of course, past performance is not a guarantee of future results.)(19),(20)

A FOCUS ON HIGH-QUALITY MARKET LEADERS

While pressures in the technology sector took a toll on many of our holdings, the fund's focus on high-quality companies -- as well as our thorough scrutiny of company fundamentals -- enabled us to avoid the worst losses in the technology sector. Consequently, while the portfolio lost ground in absolute terms, it nonetheless outperformed other technology funds. Unfortunately, the fund's focus on high-quality growth companies and industry leaders worked against us in the first quarter of 2001 as the market correction spread further, punishing companies with more resilient valuations. These pressures even affected companies in the previously sacrosanct data storage market. Despite this recent sell-off, we remain committed to our strategy of owning market leaders in growth sectors -- precisely the companies we expect investors to reward once the technology sector returns to favor.

POSITIONING THE FUND FOR NEAR-TERM UNCERTAINTY

On a positive note, the fund's recent performance benefited from steps we took to reduce portfolio volatility. In particular, we responded to the ongoing pressure on valuations by allocating a portion of the portfolio to more defensive, slower-growing technology stocks in more predictable businesses. These stocks trade at lower valuations, and will likely exhibit more near-term price stability. Additionally, we slightly increased the portfolio's cash position to provide a buffer against market fluctuations.

LONG-TERM OUTLOOK REMAINS ENCOURAGING

Our long-term strategy has not changed. We continue to focus on fundamentally strong, well-managed companies that we believe will dominate their respective industries as the sector recovers. These include companies that provide data storage technology, as well as key optical networking plays, such as CIENA Corp, which supply technology that breaks light into the full spectrum -- each color capable of transmitting a separate data stream.

Given the lack of near-term visibility in the business climate, we caution that earnings reports may worsen before they improve, and that valuations in the technology sector may correct further before they stabilize. Nonetheless, we remain optimistic about the long-term outlook for technology stocks. While the recent correction has reminded us that the sector is subject to cyclical downturns, as has always been the case, the fundamental drivers of technology spending -- innovation leading to greater competitiveness -- remain in place. Companies have recognized the importance of technology investment, and that large-market opportunities will create opportunities for new technology leaders.

LINE GRAPH: INVESCO TECHNOLOGY FUND - INVESTOR CLASS GROWTH OF $10,000(19)

This line graph compares the value of a $10,000 investment in INVESCO Technology Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(20), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 3/30/01.

      INVESCO TECHNOLOGY FUND - INVESTOR CLASS        S&P 500 INDEX(20)

3/91  $ 10,000                                        $10,000
3/92  $ 13,316                                        $11,101
3/93  $ 14,555                                        $12,789
3/94  $ 17,154                                        $12,976
3/95  $ 20,657                                        $14,993
3/96  $ 28,274                                        $19,801
3/97  $ 31,106                                        $23,725
3/98  $ 40,811                                        $35,104
3/99  $ 54,514                                        $41,595
3/00  $146,689                                        $49,053
3/01  $ 53,489                                        $38,423

PIE CHART:  TECHNOLOGY FUND
            INDUSTRY BREAKDOWN
            AS OF 3/31/01
            [PIE CHART]

            % OF TOTAL NET ASSETS

            Computer Software & Services...............22.01%
            Electronics - Semiconductors...............16.55%
            Communications - Equipment &
              Manufacturing............................11.64%
            Electrical Equipment........................8.53%
            Services - Data Processing..................6.38%
            Services - Computer Systems.................3.32%
            Computer Systems............................3.16%
            Computers - Networking......................3.02%
            Telecommunications - Cellular & Wireless    2.96%
            Entertainment...............................2.85%
            Other Industries...........................12.96%
            Net Cash & Cash Equivalents.................6.62%

LINE GRAPH: INVESCO TECHNOLOGY FUND - CLASS C GROWTH OF $10,000(19),(21)

This line graph compares the value of a $10,000 investment in INVESCO Technology Fund - Class C to the value of a $10,000 investment in the S&P 500 Index(20), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (2/00) through 3/30/01.

      INVESCO TECHNOLOGY FUND -  CLASS C        S&P 500 INDEX(20)

2/00  $10,000                                   $10,000
3/00  $10,663                                   $10,978
3/01  $ 3,851                                   $ 8,599

LINE GRAPH: INVESCO TECHNOLOGY FUND - CLASS K GROWTH OF $10,000(19)

This line graph compares the value of a $10,000 investment in INVESCO Technology Fund - Class K to the value of a $10,000 investment in the S&P 500 Index(20), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (12/00) through 3/30/01.

      INVESCO TECHNOLOGY FUND -  CLASS K        S&P 500 INDEX(20)

12/00 $10,000                                   $10,000
3/01  $ 5,846                                   $ 8,858

(19) PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEX DOES NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED ITS PERFORMANCE.
(20) THE S&P 500 INDEX IS AN UNMANAGED INDEX CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET. THE NASDAQ COMPOSITE INDEX IS AN UNMANAGED INDEX OF STOCKS
TRADED   OVER-THE-COUNTER. THE  INDEXES  ARE  NOT  MANAGED;   THEREFORE,   THEIR
PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND.
(21) EXCLUDES APPLICABLE CONTINGENT DEFERRED SALES CHARGE IN THE TOTAL RETURN CALCULATION.

FUND MANAGEMENT

[PHOTOGRAPH OF WILLIAM R. KEITHLER, CFA OMITTED]
WILLIAM R. KEITHLER, CFA

TECHNOLOGY FUND

BILL KEITHLER IS A SENIOR VICE PRESIDENT AND DIRECTOR OF SECTOR MANAGEMENT AT INVESCO FUNDS GROUP. A CHARTERED FINANCIAL ANALYST, BILL RECEIVED AN MS FROM THE UNIVERSITY OF WISCONSIN-MADISON AND A BS FROM WEBSTER COLLEGE. HE BEGAN HIS INVESTMENT CAREER IN 1982.

TELECOMMUNICATIONS FUND

YOUR FUND'S REPORT

FUND PERFORMANCE

DEAR SHAREHOLDER:

The past year has been a difficult one for telecommunications stocks, as funding concerns and a deceleration in capital spending affected companies across the sector. The weakness has been widespread, affecting optical networking suppliers, competitive local exchange carriers (CLECs), long-distance providers and even well-established local phone companies. In many cases, the selling seemed overdone, pricing in a worst-case scenario unsupported by industry or company fundamentals.

PIE CHART:      TELECOMMUNICATIONS FUND
                INDUSTRY BREAKDOWN
                AS OF 3/31/01
                [PIE CHART]

                % OF TOTAL NET ASSETS

                Telephone..........................................19.81%
                Communications - Equipment
                  & Manufacturing..................................17.88%
                Telecommunications - Cellular & Wireless...........10.64%
                Telecommunications - Long Distance..................8.36%
                Entertainment.......................................5.26%
                Electrical Equipment................................3.91%
                Computers - Networking..............................3.77%
                Broadcasting........................................3.66%
                Natural Gas ........................................3.05%
                Computer Software & Services........................2.86%
                Other Industries....................................8.00%
                Net Cash & Cash Equivalents........................12.80%

For the one-year period ended March 31, 2001, the value of Telecommunications Fund-Investor Class shares declined 61.42%, compared to a 21.67% drop in the S&P 500 Index and a 59.76% plunge in the Nasdaq Composite Index. The MSCI-EAFE Index lost 25.68% during the period. (Of course, past performance is not a guarantee of future results.)(22),(23)

OPTICAL NETWORKING, "CLEC" STOCKS SUFFER

Our relatively heavy weighting in optical networking stocks hurt our performance during the year. While these holdings were strong contributors to our results early in the period, they suffered a sharp sell-off in the fall after several leading companies reported unanticipated slowdowns in their businesses. Our concern over near-term market uncertainty led us to trim back our exposure to the optical networking space. But these problems have not changed our long-term view on the growth potential in this arena. Rather, we believe that the recent period reflects the industry's adjustment from an unusually rapid rate of growth to a more sustainable rate of expansion that will nonetheless outpace growth in the overall economy. Consequently, we maintained our positions in many of our favorite component stocks, including Juniper Networks -- a manufacturer of high-capacity routers integral to data networking.

One of the hardest hit areas of the telecommunications sector was the CLEC group -- emerging service providers that are challenging incumbent Bell companies. Shares of CLEC companies sold off sharply after the credit problems of a few firms focused attention on potential funding constraints that could slow the group's expansion plans. Despite these pressures, we remain confident in the fundamental strength and growth potential of the companies we own, which are among the best positioned and most solidly financed in the space. Consequently, we used the recent weakness as a buying opportunity as we selectively added to our favorite names.

REGIONAL BELL CARRIERS PROVIDE STABILITY

On a positive note, our results were cushioned by relatively stable performance by shares of regional Bell operating companies, or RBOCs, which were favored as more defensive telecommunications plays. Investors have also begun to recognize the strategic importance of the RBOCs' control of the crucial "last mile" linking the fiber optic superhighway with consumers' homes and businesses. Two of our leading RBOC holdings are Qwest Communications International, which consummated its merger with US WEST in 2000, and SBC Communications. While a few of these companies recently gave back some ground after guiding down their 2001 earning expectations, they enjoyed solid relative performance for the year overall.

--------------------------------------------------------------------------------
                            TELECOMMUNICATIONS FUND -
                          TOP 10 COMMON STOCK HOLDINGS
                       % of Total Net Assets as of 3/31/01
--------------------------------------------------------------------------------
AOL Time Warner.................................4.20%
Qwest Communications International..............3.55%
Amdocs Ltd......................................3.47%
BellSouth Corp .................................3.31%
Time Warner Telecom Class A Shrs................2.76%
SBC Communications .............................2.53%
EchoStar Communications Class A Shrs............2.44%
McLeodUSA Inc Class A Shrs......................2.42%
Comverse Technology.............................2.39%
CIENA Corp......................................2.38%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

GROWTH PROSPECTS REMAIN IN PLACE

While we remain optimistic about the long-term outlook for telecommunications spending, we caution that we have yet to see signs that telecommunications stocks have bottomed. Consequently, we have taken steps to reduce the portfolio's exposure to near-term market volatility. For example, we trimmed our weighting in component makers, which supply the networking equipment manufacturers and, consequently, are at risk from the deepening spending slowdown in that area. We also reduced our exposure to companies building long distance networks, since we believe this market will remain weak. At the same time, we allowed the fund's cash position to accumulate somewhat, to provide a cushion against market turbulence. Above all, we have maintained our long-term focus -- investing in the highest-quality, best-financed names across the telecommunications sector.

LINE GRAPH: INVESCO TELECOMMUNICATIONS FUND - INVESTOR CLASS
            GROWTH OF $10,000(22)

This line graph compares the value of a $10,000 investment in INVESCO Telecommunications Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(23),and to the value of a $10,000 investment in the MSCI EAFE Index(23), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (8/94) through 3/30/01.

INVESCO TELECOMMUNICATIONS    S&P 500 INDEX(23)   MSCI EAFE INDEX(23)
   FUND - INVESTOR CLASS

8/94  $10,000                 $10,000             $10,000
3/95  $10,997                 $11,140             $10,015
3/96  $14,168                 $14,713             $11,284
3/97  $14,919                 $17,629             $11,481
3/98  $25,478                 $26,083             $13,655
3/99  $36,872                 $30,906             $14,525
3/00  $87,460                 $36,448             $18,214
3/01  $33,742                 $28,549             $13,537

LINE GRAPH: INVESCO TELECOMMUNICATIONS FUND - CLASS C GROWTH OF $10,000(22),(24)

This line graph compares the value of a $10,000 investment in INVESCO Telecommunications Fund - Class C to the value of a $10,000 investment in the S&P 500 Index(23), and to the value of a $10,000 investment in the MSCI EAFE Index(23), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (2/00) through 3/30/01.

INVESCO TELECOMMUNICATIONS    S&P 500 INDEX(23)   MSCI EAFE INDEX(23)
  FUND - CLASS C

2/00  $10,000                 $10,000             $10,000
3/00  $10,859                 $10,978             $10,390
3/01  $ 4,159                 $ 8,599             $ 7,722

LINE GRAPH: INVESCO TELECOMMUNICATIONS FUND - CLASS K GROWTH OF $10,000(22)

This line graph compares the value of a $10,000 investment in INVESCO Telecommunications Fund - Class K to the value of a $10,000 investment in the S&P 500 Index(23), and to the value of a $10,000 investment in the MSCI EAFE Index(23), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (12/00) through 3/30/01.

INVESCO TELECOMMUNICATIONS    S&P 500 INDEX(23)   MSCI EAFE INDEX(23)
  FUND - CLASS K

12/00 $10,000                 $10,000             $10,000
3/01  $ 6,533                 $ 8,858             $ 8,942

(22) PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEXES DO NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED THEIR PERFORMANCE.
(23) THE S&P 500 INDEX IS AN UNMANAGED INDEX CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET, THE NASDAQ COMPOSITE INDEX IS AN UNMANAGED INDEX OF STOCKS TRADED OVER-THE-COUNTER, AND THE MSCI-EAFE INDEX REFLECTS THE PERFORMANCE OF COMMON STOCKS FOR EUROPE, AUSTRALIA AND THE FAR EAST. THE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND.
(24) EXCLUDES APPLICABLE CONTINGENT DEFERRED SALES CHARGE IN THE TOTAL RETURN CALCULATION.

FOREIGN INVESTMENTS ENTAIL SPECIAL RISKS, INCLUDING CURRENCY EXCHANGE RATE FLUCTUATIONS, AS WELL AS DIFFERENCES IN ACCOUNTING AND SECURITIES REGULATION.

FUND MANAGEMENT

[PHOTOGRAPH OF BRIAN B. HAYWARD, CFA OMITTED]
BRIAN B. HAYWARD, CFA

TELECOMMUNICATIONS FUND

BRIAN HAYWARD IS A SENIOR VICE PRESIDENT OF INVESCO FUNDS GROUP. PRIOR TO JOINING INVESCO IN 1997, HE WAS A SENIOR EQUITY ANALYST FOR MISSISSIPPI VALLEY ADVISORS. BRIAN HAS A BA IN MATHEMATICS AND AN MA IN ECONOMICS FROM THE UNIVERSITY OF MISSOURI. HE IS A CHARTERED FINANCIAL ANALYST AND BEGAN HIS INVESTMENT CAREER IN 1985.

UTILITIES FUND

YOUR FUND'S REPORT

FUND PERFORMANCE

DEAR SHAREHOLDER:

For the one-year period ended March 31, 2001, the value of your shares declined 15.18%. The fund outpaced the S&P 500 Index, which dropped 21.67%. But it substantially under performed the S&P Utilities Index, which surged 37.27% -- supported by soaring prices of electric and natural gas utility stocks. (Of course, past performance is not a guarantee of future results.)(25),(26)

--------------------------------------------------------------------------------
                                UTILITIES FUND -
                          TOP 10 COMMON STOCK HOLDINGS
                       % of Total Net Assets as of 3/31/01
--------------------------------------------------------------------------------
Calpine Corp....................................6.69%
El Paso ........................................6.38%
Duke Energy ....................................4.25%
NRG Energy......................................4.16%
Exelon Corp ....................................3.60%
Dynegy Inc Class A Shrs.........................3.49%
Mirant Corp.....................................3.39%
Dominion Resources .............................3.05%
Alliant Energy .................................2.83%
AES Corp........................................2.82%

HOLDINGS AND COMPOSITION OF HOLDINGS ARE SUBJECT TO CHANGE.
--------------------------------------------------------------------------------

TELECOMMUNICATIONS HOLDINGS HURT PERFORMANCE

Utilities stocks, particularly oil and natural gas shares, posted significant gains over the past year -- supported by their defensive appeal as well as an ongoing cycle of surging demand, tight supply and firming pricing. However, the fund's underperformance relative to the utilities index reflects our overweighting in beleaguered telecommunications utilities.

While the companies we favor continue to offer strong fundamentals and healthy earnings, they were overshadowed by the funding concerns and earnings weakness affecting a broad array of telecommunications shares. Among the hardest hit were competitive local exchange carriers (CLECs) -- telephone providers that compete with the regional Bell companies. The CLEC group has been plagued by the drought in high yield financing and credit problems facing a few carriers. Nonetheless, the companies we target are among the best funded in the industry.

On a positive note, incumbent carriers such as SBC Communications held up for most of the period -- supported by their fair valuations and steady results. Nonetheless, even these shares came under pressure late in the period after several high-profile carriers guided down their 2001 earnings forecasts. Because we felt that the contraction in telecommunications valuations was overstated, we used this weakness as a selective buying opportunity -- targeting leading companies with solid financing, strong business fundamentals, and robust market potential.

INCREASED UTILITIES WEIGHTING FUELS RESULTS

Bolstering our performance was the decision we made earlier this year to raise our weighting in electric utility stocks. In particular, we targeted the electricity generation market, where national players such as Duke Energy are taking advantage of deregulation and tight capacity to aggressively pursue market share. Duke Energy rewarded us with a strong gain for the year. Another contributor to the fund's performance was Mirant Corp, formerly Southern Energy, which recently announced that current quarter earnings growth might triple consensus estimates. Another standout was Calpine Corp, our largest holding and the nation's dominant producer of renewable geothermal energy. Calpine's earnings potential is being fueled by increased demand and higher prices in some of its U.S. markets, as well as its recent acquisitions of geothermal steam fields and energy facilities.

CALIFORNIA ENERGY CRISIS HIGHLIGHTS NEED FOR NEW CAPACITY

The power crisis in California has served as a flashpoint for the electric utilities industry. Fortunately, the fund did not have any exposure to the distribution companies negatively affected by recent financial and regulatory issues. Nonetheless, we caution that the situation could trigger questions about the future of deregulation, and contribute to near-term volatility in the utility stocks.

PIE CHART:      UTILITIES FUND
                INDUSTRY BREAKDOWN
                AS OF 3/31/01
                [PIE CHART]

                % OF TOTAL NET ASSETS

                Electric Utilities.........................41.05%
                Telephone..................................18.87%
                Natural Gas................................15.90%
                Telecommunications - Cellular & Wireless....6.00%
                Telecommunications - Long Distance..........5.08%
                Oil & Gas - Exploration & Production........4.16%
                Iron & Steel................................0.41%
                Net Cash & Cash Equivalents.................8.53%

Above all, we remain optimistic about the long-term outlook for companies that generate and trade electricity. Even if the economy enters a sustained downturn -- which we are not anticipating -- we believe energy demand will remain high as Internet and data transmission expands. The power shortages that have recently received such attention in California may surface in other areas of the nation -- notably New York City -- if this summer is particularly warm. These developments would highlight the shortage of power-generating capacity and provide additional support for long-term expansion in the energy market.

LINE GRAPH: INVESCO UTILITIES FUND - INVESTOR CLASS GROWTH OF $10,000(25)

This line graph compares the value of a $10,000 investment in INVESCO Utilities Fund - Investor Class to the value of a $10,000 investment in the S&P 500 Index(26), and to the value of a $10,000 investment in the S&P Utilities Index(26), assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 3/30/01.

INVESCO UTILITIES FUND -   S&P 500 INDEX(26)      S&P UTILITIES INDEX(26)
   INVESTOR CLASS

3/91  $10,000              $10,000                $10,000
3/92  $11,377              $11,101                $10,167
3/93  $14,085              $12,789                $13,429
3/94  $14,889              $12,976                $12,725
3/95  $14,774              $14,993                $13,650
3/96  $18,371              $19,801                $17,164
3/97  $19,465              $23,725                $17,958
3/98  $28,363              $35,104                $24,466
3/99  $31,410              $41,595                $24,097
3/00  $42,677              $49,053                $26,184
3/01  $36,199              $38,423                $35,942

LINE GRAPH: INVESCO UTILITIES FUND - CLASS C GROWTH OF $10,000(25),(27)

This line graph compares the value of a $10,000 investment in INVESCO Utilities Fund - Class C to the value of a $10,000 investment in the S&P 500 Index(26), and to the value of a $10,000 investment in the S&P Utilities Index(26), assuming in each case reinvestment of all dividends and capital gain distributions, for the period since inception (2/00) through 3/30/01.

INVESCO UTILITIES FUND -   S&P 500 INDEX(26)      S&P UTILITIES INDEX(26)
   CLASS C

2/00  $10,000              $10,000                $10,000
3/00  $10,257              $10,978                $10,350
3/01  $ 8,633              $ 8,599                $14,207

(25) PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTOR'S SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED. THE LINE GRAPHS ILLUSTRATE THE VALUE OF A $10,000 INVESTMENT, PLUS REINVESTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE CHARTS AND OTHER TOTAL RETURN FIGURES CITED REFLECT THE FUND'S OPERATING EXPENSES, BUT THE INDEXES DO NOT HAVE EXPENSES, WHICH WOULD HAVE LOWERED THEIR PERFORMANCE.
(26) THE S&P 500 INDEX IS AN UNMANAGED INDEX CONSIDERED REPRESENTATIVE OF THE BROAD STOCK MARKET. THE S&P UTILITIES INDEX IS CONSIDERED REPRESENTATIVE OF EQUITIES IN THE UTILITY SECTOR OF THE S&P 500 INDEX. THE INDEXES ARE NOT MANAGED; THEREFORE, THEIR PERFORMANCE DOES NOT REFLECT MANAGEMENT FEES AND OTHER EXPENSES ASSOCIATED WITH THE FUND.
(27) EXCLUDES APPLICABLE CONTINGENT DEFERRED SALES CHARGE IN THE TOTAL RETURN CALCULATION.

FUND MANAGEMENT

[PHOTOGRAPH OF BRIAN B. HAYWARD, CFA OMITTED]
BRIAN B. HAYWARD, CFA

UTILITIES FUND

BRIAN HAYWARD IS A SENIOR VICE PRESIDENT OF INVESCO FUNDS GROUP. PRIOR TO JOINING INVESCO IN 1997, HE WAS A SENIOR EQUITY ANALYST FOR MISSISSIPPI VALLEY ADVISORS. BRIAN HAS A BA IN MATHEMATICS AND AN MA IN ECONOMICS FROM THE UNIVERSITY OF MISSOURI. HE IS A CHARTERED FINANCIAL ANALYST AND BEGAN HIS INVESTMENT CAREER IN 1985.

QUESTIONS AND ANSWERS

AN INTERVIEW WITH DIRECTOR OF SECTOR MANAGEMENT BILL KEITHLER

WEATHERING THE STORM--A FUNDAMENTAL APPROACH TO SECTOR INVESTING

THE PAST YEAR HAS BEEN A DIFFICULT PERIOD FOR TECHNOLOGY INVESTORS. CAN YOU PROVIDE YOUR PERSPECTIVE ON WHAT HAS OCCURRED?

BILL KEITHLER: First of all, the market has been in the process of deflating the valuation bubble created when euphoria over the Internet drove stock prices to unprecedented highs. While we have long believed that the Internet is a powerful tool with the potential to transform the economy, we have also recognized the parallels between the dot.com craze and booms that followed previous technological innovations, including automobiles and radios. In those cases, there was a flurry of new entrants that eventually created industry overcapacity. That triggered a massive shakeout leaving a handful of players to dominate the market. We appear to be in this shakeout phase.

Unfortunately, it is now clear that the proliferation in new Internet and networking companies fueled an unsustainable, above-trend surge in demand for technology products that did not accurately reflect market opportunities. Across the technology universe, companies have now realized that their business projections were unrealistic and are being forced to scale back their revenue and earnings forecasts. This downturn has been aggravated by a broader economic slowdown. Against this backdrop, what started out as a valuation correction has deepened into a widespread technology sell-off that has left few places for investors to hide.

[PHOTOGRAPH OF BILL KEITHLER OMITTED]
BILL KEITHLER IS A SENIOR VICE PRESIDENT AND DIRECTOR OF SECTOR MANAGEMENT AT INVESCO FUNDS GROUP.

WHAT IS YOUR STRATEGY IN THIS DIFFICULT ENVIRONMENT?

BILL KEITHLER: We adhere to a long-term growth strategy, which reflects our fundamental belief that leading technology companies offer investors the opportunity for exceptional long-term growth. Consequently, we try to look beyond near-term market fluctuations while we focus on identifying high-quality market leaders that we believe are positioned to lead their respective industries going forward.

That said, we have taken steps to insulate Technology Fund from near-term uncertainty. For example, we raised our cash position to provide a cushion against market turbulence. We have also allocated a portion of the fund to more defensive stocks, including select computer hardware manufacturers, that may be less vulnerable to near-term valuation and business risk. Finally, we have maintained a diversified portfolio within the technology universe, and never assign any single position more than a 3% weighting in the fund.

WHAT KIND OF COMPANIES DO YOU FOCUS ON?

BILL KEITHLER: We are bottom-up investors, and select companies one-by-one based on their fundamentals. We target well-managed companies that lead their industries, and benefit from strong products or technologies that separate them from the competition. We want to see a strong balance sheet and positive cash flow -- factors that can help a company weather short-term market downturns.

CAN YOU DESCRIBE YOUR INVESTMENT PROCESS?

BILL KEITHLER: Our approach is very hands-on. We try to visit companies in person so we can see them on their own home turf. We meet with the management of every company we own and maintain an ongoing dialogue. We also gather intelligence from suppliers and competitors. It is a very fundamentally driven approach. And before we invest in a company, we want to identify a catalyst -- whether it's a unique technology or market opportunity -- that will drive growth in the future.

WHAT DO YOU EXPECT FROM THE TECHNOLOGY SECTOR GOING FORWARD?

BILL KEITHLER: The near-term outlook for the sector remains hard to predict, given how little visibility most companies have in their business projections. There are several encouraging signs, however. Investor expectations are more realistic than they have been in several years, and valuation risk has been sharply reduced in many segments of technology. However, there remain some areas, including software, that still carry valuation risk. We could face another phase of correction before the bubble is fully deflated.

Nonetheless, the long-term outlook for technology investment remains positive. In all areas of the economy, corporations have realized that to compete they will need to invest in next-generation software and infrastructure -- an imperative that will create long-term market opportunities for leading companies in these markets. The market is currently doing its job of sorting out the winners and losers. Once this process is further along, we expect that investors will come back to well-managed companies that address large and growing markets and have a sizable, if not dominant, market share.

These are precisely the kind of companies we target, and we believe they will reward investors with strong performance over the long term.

"WE ADHERE TO A LONG-TERM GROWTH STRATEGY, WHICH REFLECTS OUR FUNDAMENTAL BELIEF
THAT  LEADING   TECHNOLOGY   COMPANIES   OFFER  INVESTORS  THE  OPPORTUNITY  FOR
EXCEPTIONAL LONG-TERM GROWTH." - BILL KEITHLER

YOUR FUND'S REPORT

"THE GOOD NEWS IS THAT THE SELL-OFF IN TECHNOLOGY AND OTHER NEW ECONOMY STOCKS BENEFITED OTHER MARKET SEGMENTS FAVORED FOR THEIR EARNINGS PREDICTABILITY AND DEFENSIVE CHARACTERISTICS."

MARKET HEADLINES:

APRIL 2000 TO MARCH 2001

Our the past year, we have witnessed heightened financial market volatility as investors have struggled to value stocks against, first, the threat of higher interest rates and, later, concerns over slowing economic growth, higher energy prices, and disappointing earnings. While investors initially welcomed signs of moderating growth and a resulting end to Federal Reserve credit tightening, the subsequent summer 2000 rally proved short-lived as a spate of earnings disappointments quickly focused investor attention on the risk that a weaker economy might dampen corporate profitability.

Under this cloud of uncertainty, investors adopted a "glass half empty" approach. While third quarter earnings reports were generally positive, investors focused heavily on the negative surprises, particularly those reported by high profile technology companies such as chipmaker Intel Corp and telecommunications equipment maker Lucent Technologies. By the end of the third quarter, it was clear that euphoric expectations for rapid acceleration in technology spending would need to be adjusted downward, which triggered a sharp correction in shares of semiconductor, personal computer, and networking companies.

Much of the bad news has come from the technology sector, where companies have struggled against a cyclical slowdown. Demand failed to keep pace with expectations, inventories accumulated and sagging pricing power and rising energy prices squeezed profit margins. Exacerbating this weakness were the highly publicized funding problems facing many Internet companies and competitive telecommunications carriers, which were forced to cut back their spending plans. As concerns over earnings mounted, investors abandoned shares in many of the technology and other growth-oriented companies previously in favor. These pressures affected not only U.S. firms, but also many leading growth companies worldwide.

The good news is that the sell-off in technology and other New Economy stocks benefited other market segments favored for their earnings predictability and defensive characteristics. Among the best-performing market groups were financial services, energy, pharmaceuticals, and hotels and casinos.

By the fourth quarter, weakening economic data sparked hopes that the Federal Reserve would abandon its inflation-fighting focus and lower interest rates. These hopes grew in December after the Fed adopted a bias toward credit easing -- a move that paved the way for a surprise 50 basis point rate cut on January 3, 2001. This rate cut triggered a renewed rally in growth shares as investors sought out higher valuation stocks likely to benefit from a lower interest rate environment. But the rally proved short-lived, despite the Fed's subsequent 50 basis point rate cut at the end of January. As more companies came forward to guide down their earnings projections, growth stocks sold off sharply in February and into March as investors faced the likelihood that the economic and earnings picture might deteriorate further before it improved. Even another 50 basis point rate cut in March by the Fed did little to alleviate negative investor sentiment, since the long-awaited move was smaller than many investors had hoped for.

Moreover, in the first quarter of 2001, the market correction also showed signs in broadening beyond the technology area. Fears of a more widespread economic downturn led investors to punish higher valuation stocks in a variety of economic sectors -- including naturally defensive industries such as energy, utility and pharmaceuticals. This sell-off was highly indiscriminate, giving little credit to companies with strong underlying fundamentals and solid profitability.

In his late February Congressional testimony, Fed Chairman Alan Greenspan stressed that the economy is enduring an inventory correction that will likely play out by the end of the year --setting the stage for an economic rebound. He also noted that productivity growth remains strong, which suggests that the economy has the potential to sustain a non-inflationary expansion. At the same time, he cautioned that the environment holds risks -- including the ongoing cloud over investor confidence.

When the central bank lowered rates in March, policymakers hinted that additional rate cuts were likely. While it typically takes six to nine months for Fed rate cuts to stimulate growth, the relatively aggressive credit easing of the first quarter bodes well for an economic recovery later this year. And, if history is any guide, financial markets will likely rally ahead of this resurgence as investor sentiment moves from fear to a more reasoned appraisal of market fundamentals.

"IN HIS LATE FEBRUARY CONGRESSIONAL TESTIMONY, FED CHAIRMAN ALAN GREENSPAN STRESSED THAT THE ECONOMY IS ENDURING AN INVENTORY CORRECTION THAT WILL LIKELY PLAY OUT BY THE END OF THE YEAR - SETTING THE STAGE FOR AN ECONOMIC REBOUND."

INVESTMENT HOLDINGS
STATEMENT OF INVESTMENT SECURITIES
INVESCO SECTOR FUNDS, INC.
MARCH 31, 2001

                                                                            SHARES,
                                                      COUNTRY              UNITS OR
                                                      CODE IF             PRINCIPAL
%      DESCRIPTION                                     NON US                AMOUNT                        VALUE
----------------------------------------------------------------------------------------------------------------
ENERGY FUND
100.00 COMMON STOCKS
6.22   ELECTRICAL EQUIPMENT
       Active Power(a)                                                      635,000            $      12,898,437
       Capstone Turbine(a)                                                  495,500                   14,059,813
================================================================================================================
                                                                                                      26,958,250
12.68  NATURAL GAS
       El Paso                                                              428,000                   27,948,400
       Kinder Morgan                                                        265,000                   14,098,000
       Western Gas Resources                                                400,800                   12,925,800
================================================================================================================
                                                                                                      54,972,200
20.68  OIL -- INTERNATIONAL INTEGRATED
       Chevron Corp                                                         182,000                   15,979,600
       Conoco Inc Class A Shrs                                              385,000                   10,818,500
       Exxon Mobil                                                          226,000                   18,306,000
       Murphy Oil                                                           400,000                   26,632,000
       Phillips Petroleum                                                   325,000                   17,891,250
================================================================================================================
                                                                                                      89,627,350
33.52  OIL & GAS -- DRILLING & EQUIPMENT
       Atwood Oceanics(a)                                                   224,000                    9,166,080
       Cooper Cameron(a)                                                    269,900                   14,574,600
       Dril-Quip Inc(a)                                                     348,300                    8,359,200
       Grant Prideco(a)                                                     916,500                   15,763,800
       Grey Wolf(a)                                                       1,300,000                    8,450,000
       Maverick Tube(a)                                                     600,000                   12,360,000
       Nabors Industries(a)                                                 339,600                   17,604,864
       Noble Drilling(a)                                                    380,400                   17,559,264
       NS Group(a)                                                          379,500                    4,231,425
       Pride International(a)                                               600,000                   14,256,000
       Rowan Cos(a)                                                         300,000                    8,250,000
       Santa Fe International                                               405,500                   13,178,750
       UTI Energy(a)                                                         50,000                    1,512,500
================================================================================================================
                                                                                                     145,266,483
21.59  OIL & GAS -- EXPLORATION & PRODUCTION
       Anadarko Petroleum                                                   218,500                   13,717,430
       Apache Corp                                                          263,000                   15,151,430
       EOG Resources                                                        350,000                   14,430,500
       Gulf Indonesia Resources Ltd(a)                                      149,000                    1,323,120
       Kerr-McGee Corp                                                      182,000                   11,811,800
       Louis Dreyfus Natural Gas(a)                                         287,000                   10,619,000
       Nexen Inc                                                            640,000                   13,875,200
       Ocean Energy                                                         450,000                    7,447,500
       Unocal Corp                                                          150,000                    5,185,500
================================================================================================================
                                                                                                      93,561,480

                                                                            SHARES,
                                                      COUNTRY              UNITS OR
                                                      CODE IF             PRINCIPAL
%      DESCRIPTION                                     NON US                AMOUNT                        VALUE
----------------------------------------------------------------------------------------------------------------
5.31   OIL WELL EQUIPMENT & SERVICES
       Cal Dive International(a)                                            540,000            $      13,702,500
       Coflexip SA Sponsored ADR Representing 1/2 Ord Shr                   143,000                    9,330,750
================================================================================================================
                                                                                                      23,033,250
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $385,016,700)
       (Cost for Income Tax Purposes $386,420,428)                                             $     433,419,013
================================================================================================================

FINANCIAL SERVICES FUND
95.94  COMMON STOCKS
7.74   BANKS -- MONEY CENTER
       JP Morgan Chase & Co                                                 942,250            $      42,307,025
       Wells Fargo & Co                                                   1,271,900                   62,920,893
================================================================================================================
                                                                                                     105,227,918
27.00  BANKS -- REGIONAL
       Bank of New York                                                   1,251,400                   61,618,936
       Commerce Bancorp                                                     162,000                    9,720,000
       Fifth Third Bancorp                                                  831,450                   44,430,609
       FleetBoston Financial                                              1,568,112                   59,196,228
       National Commerce Bancorp                                            418,600                   10,386,513
       Northern Trust                                                       581,600                   36,350,000
       Royal Bank of Canada                                                 726,600                   21,827,064
       Silicon Valley Bancshares(a)                                         520,950                   12,242,325
       State Street                                                         222,500                   20,781,500
       Synovus Financial                                                    415,000                   11,205,000
       TCF Financial                                                        579,800                   21,910,642
       US Bancorp                                                         1,500,200                   34,804,640
       Zions Bancorp                                                        434,700                   22,643,523
================================================================================================================
                                                                                                     367,116,980
0.16   COMPUTER SOFTWARE & SERVICES
       Intuit Inc(a)                                                         80,400                    2,231,100
================================================================================================================
3.62   CONSUMER FINANCE
       American Express                                                     658,500                   27,196,050
       Countrywide Credit Industries                                        446,500                   22,034,775
================================================================================================================
                                                                                                      49,230,825
16.23  FINANCIAL -- DIVERSIFIED
       Capital One Financial                                                256,300                   14,224,650
       Citigroup Inc                                                      1,454,046                   65,402,989
       Edwards (A G) Inc                                                    213,400                    7,895,800
       Fannie Mae                                                           335,900                   26,737,640
       Freddie Mac                                                          705,900                   45,763,497
       Providian Financial                                                  679,600                   33,334,380
       Stilwell Financial                                                   933,800                   25,044,516
       Van der Moolen Holding NV                                             25,300                    2,358,410
================================================================================================================
                                                                                                     220,761,882
8.18   INSURANCE -- LIFE & HEALTH
       AFLAC Inc                                                          1,001,000                   27,567,540
       John Hancock Financial Services                                    1,559,600                   59,966,620

                                                                            SHARES,
                                                      COUNTRY              UNITS OR
                                                      CODE IF             PRINCIPAL
%      DESCRIPTION                                     NON US                AMOUNT                        VALUE
----------------------------------------------------------------------------------------------------------------

       Manulife Financial                                                   319,800            $       8,442,720
       Nationwide Financial Services Class A Shrs                           400,000                   15,192,000
================================================================================================================
                                                                                                     111,168,880
8.94   INSURANCE -- MULTI-LINE
       Allmerica Financial                                                  219,200                   11,374,288
       American General                                                     262,100                   10,025,325
       American International Group                                         280,202                   22,556,261
       Hartford Financial Services Group                                    663,000                   39,117,000
       Prudential PLC                                                       484,300                    5,181,183
       Radian Group                                                         490,600                   33,238,150
================================================================================================================
                                                                                                     121,492,207
8.82   INSURANCE -- PROPERTY & CASUALTY
       Allstate Corp                                                        814,600                   34,164,324
       MGIC Investment                                                      451,800                   30,912,156
       PMI Group                                                            286,300                   18,603,774
       XL Capital Ltd Class A Shrs                                          476,100                   36,216,927
================================================================================================================
                                                                                                     119,897,181
1.87   INSURANCE BROKERS
       Marsh & McLennan                                                     267,600                   25,430,028
================================================================================================================
8.14   INVESTMENT BANK/BROKER FIRM
       E*TRADE Group(a)                                                     996,200                    6,953,476
       Eaton Vance                                                          200,000                    6,210,000
       Federated Investors Class B Shrs                                     518,750                   14,706,563
       Goldman Sachs Group                                                  380,200                   32,355,020
       Lehman Brothers Holdings                                             504,000                   31,600,800
       Schwab (Charles) Corp                                                413,200                    6,371,544
       Waddell & Reed Financial
         Class A Shrs                                                       381,600                   10,818,360
         Class B Shrs                                                        57,200                    1,625,624
================================================================================================================
                                                                                                     110,641,387
3.64   SAVINGS & LOAN COMPANIES
       Golden West Financial                                                372,600                   24,181,740
       Washington Mutual                                                    463,500                   25,376,625
================================================================================================================
                                                                                                      49,558,365
1.17   SERVICES -- COMMERCIAL & CONSUMER
       Concord EFS                                                          389,200                   15,859,900
================================================================================================================
0.43   SERVICES -- COMPUTER SYSTEMS
       Henry (Jack) & Associates                                            249,100                    5,900,556
================================================================================================================
       TOTAL COMMON STOCKS (Cost $1,087,419,348)                                                   1,304,517,209
================================================================================================================
4.06   SHORT-TERM INVESTMENTS
1.84   Commercial Paper
1.84   BANKS -- MONEY CENTER
       UBS Finance, Discount Notes, 5.400%, 4/2/2001
         (Amortized Cost $24,996,250)                                 $  25,000,000                   24,996,250
================================================================================================================

                                                                            SHARES,
                                                      COUNTRY              UNITS OR
                                                      CODE IF             PRINCIPAL
%      DESCRIPTION                                     NON US                AMOUNT                        VALUE
----------------------------------------------------------------------------------------------------------------

1.92   INVESTMENT COMPANIES
       INVESCO Treasurer's Series Money Market
         Reserve Fund, 4.878% (Cost $26,171,188)                         26,171,188            $      26,171,188
================================================================================================================
0.30   REPURCHASE AGREEMENTS
       Repurchase Agreement with State Street
         dated 3/30/2001 due 4/2/2001 at
         5.200%, repurchased at $4,105,778
         (Collateralized by US Treasury Bonds,
         due 8/15/2019 at 8.125%, value
         $4,194,837) (Cost $4,104,000)                                $   4,104,000                    4,104,000
================================================================================================================
        TOTAL SHORT-TERM INVESTMENTS
         (AMORTIZED COST $55,271,438)                                                                 55,271,438
================================================================================================================
100.00  TOTAL INVESTMENT SECURITIES AT VALUE
        (Cost $1,142,690,786)
        (Cost for Income Tax Purposes $1,143,869,656)                                          $   1,359,788,647
================================================================================================================

GOLD FUND
71.27  COMMON STOCKS
71.27  GOLD & PRECIOUS METALS MINING
       Agnico-Eagle Mines Ltd                              CA               369,000            $       2,276,730
       AngloGold Ltd Sponsored ADR
         Representing 1/2 Ord Shr                          SF               185,000                    2,673,250
       Barrick Gold                                        CA               297,900                    4,256,991
       Claude Resources(a)                                 CA               346,700                      158,532
       Francisco Gold(a)                                   CA               256,700                      831,430
       Franco-Nevada Mining Ltd                            CA               259,000                    2,982,135
       Freeport-McMoRan Copper & Gold
         Class B Shrs(a)                                                    175,000                    2,283,750
       Goldcorp Inc Class A Shrs                           CA               436,600                    2,920,854
       Harmony Gold Mining Ltd Sponsored ADR
         Representing Ord Shrs                             SF               200,000                      962,500
       Homestake Mining                                                     362,400                    1,906,224
       IAMGOLD Corp(a)                                     CA             1,530,800                    2,187,413
       Manhattan Minerals(a)                               CA               328,000                      183,310
       Meridian Gold(a)                                    CA               745,000                    4,708,400
       Metallica Resources(a)                              CA               500,000                      177,500
       Newmont Mining                                                       233,750                    3,768,050
       Pacific Rim Mining(a)(b)                            CA             1,264,900                      220,912
       Placer Dome                                         CA               350,600                    3,032,690
       Repadre Capital(a)                                  CA               500,000                      762,098
       Rio Narcea Gold Mines Ltd(a)                        CA               545,900                      225,349
       Solitario Resources(a)                              CA               191,000                      157,691
       Star Resources(a)(b)                                CA             4,499,500                    1,228,747
       Stillwater Mining(a)                                                 114,000                    3,083,700
       Teck Corp Class B Shrs                              CA               250,000                    2,298,997
================================================================================================================
       TOTAL COMMON STOCKS (COST $55,447,521)                                                         43,287,253
================================================================================================================
       PREFERRED STOCKS
8.35   GOLD & PRECIOUS METALS MINING
       Freeport McMoRan Copper & Gold Depository Shrs
         Representing 1/20 Series Gold Pfd Shr
         (Cost $4,991,632)                                                  255,000                    5,069,400
================================================================================================================

                                                                            SHARES,
                                                      COUNTRY              UNITS OR
                                                      CODE IF             PRINCIPAL
%      DESCRIPTION                                     NON US                AMOUNT                        VALUE
----------------------------------------------------------------------------------------------------------------


14.22  OTHER
14.22  GOLD BULLION
       Gold Bullion Troy Ounce(a) (Cost $9,475,206)                        33,478(c)            $       8,635,629
=================================================================================================================
6.16   SHORT-TERM INVESTMENTS -- REPURCHASE AGREEMENTS
       Repurchase Agreement with State Street
         dated 3/30/2001 due 4/2/2001 at
         5.200%, repurchased at $3,744,622
         (Collateralized by US Treasury Bonds,
         due 2/15/2029 at 5.250%, value $3,839,620)
         (Cost $3,743,000)                                            $   3,743,000                    3,743,000
================================================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $73,657,359)
       (Cost for Income Tax Purposes $75,439,627)                                              $      60,735,282
================================================================================================================

HEALTH SCIENCES FUND
99.65  COMMON STOCKS
27.36  BIOTECHNOLOGY -- HEALTH CARE
       Abgenix Inc(a)                                                       716,500            $      16,972,094
       Affymetrix Inc(a)                                                    306,400                    8,521,750
       Amgen Inc(a)                                                         874,200                   52,615,912
       Cell Therapeutics(a)                                                   3,200                       57,400
       Cephalon Inc(a)                                                      377,200                   18,129,175
       Ecogen Technologies I(a)(b)(h)                                           100                            1
       Genentech Inc(a)                                                   1,321,500                   66,735,750
       Genzyme Corp-General Division(a)                                     560,400                   50,620,932
       Human Genome Sciences(a)                                             346,100                   15,920,600
       IDEC Pharmaceuticals(a)                                            1,252,300                   50,092,000
       Inhale Therapeutic Systems(a)                                        652,300                   13,942,913
       Introgen Therapeutics(a)                                             223,800                      909,188
       Invitrogen Corp(a)                                                   763,700                   41,888,945
       Medarex Inc(a)                                                       628,500                   10,488,094
       MedClone Trust(a)(h)                                                 144,405                            1
       MedImmune Inc(a)                                                   1,423,000                   51,050,125
       Millennium Pharmaceuticals(a)                                        560,980                   17,087,451
       Protein Design Labs(a)                                               340,280                   15,142,460
       Xenometrix Inc(a)(h)                                                 121,058                       56,655
================================================================================================================
                                                                                                     430,231,446
10.86  HEALTH CARE -- MEDICAL EQUIPMENT & DEVICES
       Baxter International                                                 358,780                   33,775,549
       Becton Dickinson & Co                                                506,400                   17,886,048
       Laboratory Corp of America Holdings(a)                               127,500                   15,331,875
       Medtronic Inc                                                        511,449                   23,393,677
       St Jude Medical(a)                                                   666,240                   35,877,024
       Varian Medical Systems(a)                                            395,200                   24,028,160
       Waters Corp(a)                                                       440,160                   20,445,432
================================================================================================================
                                                                                                     170,737,765
4.02   HEALTH CARE -- SERVICES
       First Health Group(a)                                                134,400                    5,896,800
       HCA-Healthcare Co                                                    709,020                   28,552,235
       Mediconsult.com Inc(a)                                               103,715                        5,704

                                                                            SHARES,
                                                      COUNTRY              UNITS OR
                                                      CODE IF             PRINCIPAL
%      DESCRIPTION                                     NON US                AMOUNT                        VALUE
----------------------------------------------------------------------------------------------------------------


       Tenet Healthcare(a)                                                  652,740            $      28,720,560
================================================================================================================
                                                                                                      63,175,299
57.41  HEALTH CARE DRUGS -- PHARMACEUTICALS
       Abbott Laboratories                                                  804,240                   37,952,086
       Allergan Inc                                                         622,340                   46,146,511
       ALZA Corp(a)                                                         920,880                   37,295,640
       American Home Products                                               427,835                   25,135,306
       AmeriSource Health Class A Shrs(a)                                   388,540                   19,057,887
       Andrx Group(a)                                                       216,600                   10,613,400
       AstraZeneca PLC Sponsored ADR
         Representing Ord Shrs                                              859,370                   41,464,603
       Aventis SA Sponsored ADR Representing Ord Shrs                       844,160                   64,873,696
       Bergen Brunswig Class A Shrs                                       1,646,040                   27,324,264
       Bristol-Myers Squibb                                                 770,040                   45,740,376
       Cardinal Health                                                      183,432                   17,747,046
       DUSA Pharmaceuticals(a)(b)                                           682,500                    9,085,781
       Forest Laboratories(a)                                               717,560                   42,508,254
       Fujisawa Pharmaceutical Ltd                                          804,900                   17,084,536
       Johnson & Johnson                                                    522,600                   45,711,822
       King Pharmaceuticals(a)                                            1,262,140                   51,432,205
       Lilly (Eli) & Co                                                     351,180                   26,921,459
       Merck & Co                                                           635,420                   48,228,378
       Novartis AG Sponsored ADR Representing
         1/40 Registered Shr                                              1,437,260                   56,527,436
       Pfizer Inc                                                         1,777,051                   72,770,238
       Pharmacia Corp                                                     1,421,967                   71,624,478
       Sanofi-Synthelabo SA                                                 381,340                   21,305,008
       Takeda Chemical Industries Ltd                                       256,700                   12,392,555
       Teva Pharmaceutical Industries Ltd Sponsored
         ADR Representing Ord Shrs                                          761,360                   41,589,290
       Yamanouchi Pharmaceutical Ltd                                        346,600                   11,947,909
================================================================================================================
                                                                                                     902,480,164
       TOTAL COMMON STOCKS (COST $1,572,269,843)                                                   1,566,624,674
================================================================================================================
0.33   PREFERRED STOCKS
0.01   BIOTECHNOLOGY -- HEALTH CARE
       Ingenex Inc, Pfd, Series B Shrs(a)(h)                                103,055                       62,864
       MedClone Inc, Conv Pfd, Series G Shrs(a)(h)                          581,396                       75,581
================================================================================================================
                                                                                                         138,445
0.32   HEALTH CARE -- MEDICAL EQUIPMENT & DEVICES
       Athersys Inc, Conv Pfd, Class F Shrs(a)(h)                           416,667                    5,000,000
       Janus Biomedical, Conv Pfd, Series A Shrs(a)(h)                      400,000                            1
================================================================================================================
                                                                                                       5,000,001
       TOTAL PREFERRED STOCKS (COST $7,600,001)                                                        5,138,446
================================================================================================================
0.02   SHORT-TERM INVESTMENTS - FIXED INCOME SECURITIES
0.02   HEALTH CARE -- SERVICES
       Mediconsult.com Inc, Bridge Notes
         11.000%(d), 3/31/2001(h)(Cost $292,070)                      $     292,070                      292,070
================================================================================================================

                                                                            SHARES,
                                                      COUNTRY              UNITS OR
                                                      CODE IF             PRINCIPAL
%      DESCRIPTION                                     NON US                AMOUNT                        VALUE
----------------------------------------------------------------------------------------------------------------


100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $1,580,161,914)
       (Cost for Income Tax Purposes $1,602,555,625)                                           $   1,572,055,190
================================================================================================================

LEISURE FUND
94.80  COMMON STOCKS
3.61   BEVERAGES -- ALCOHOLIC
       Anheuser-Busch Cos                                                   176,900            $       8,125,017
       Heineken NV                                                          266,100                   13,949,281
================================================================================================================
                                                                                                      22,074,298
7.65   BROADCASTING
       Belo Corp Class A Shrs                                               125,400                    2,065,338
       Clear Channel Communications(a)                                      130,587                    7,110,462
       EchoStar Communications Class A Shrs(a)                              185,300                    5,130,494
       General Motors Class H Shrs(a)                                       177,500                    3,461,250
       Granada PLC                                                        1,231,508                    3,033,322
       Pegasus Communications(a)                                            750,700                   17,266,100
       Sinclair Broadcast Group(a)                                          385,200                    2,792,700
       Television Broadcasts Ltd Sponsored ADR
         Representing 2 Ord Shrs                                            154,500                    1,687,835
       UnitedGlobalCom Inc Class A Shrs(a)                                  222,050                    2,914,406
       Univision Communications Class A Shrs(a)                              34,000                    1,297,440
================================================================================================================
                                                                                                      46,759,347
10.48  CABLE
       AT&T Corp-Liberty Media Group Class A Shrs(a)                      2,163,464                   30,288,496
       Cablevision Systems Class A Shrs(a)                                   73,000                    5,136,280
       Cablevision Systems-Rainbow Media Group(a)                            36,500                      949,000
       Comcast Corp Special Class A Shrs(a)                                 366,356                   15,364,055
       Liberty Satellite & Technology Class A Shrs(a)                       673,900                    1,137,206
       NTL Inc(a)                                                           186,397                    4,687,885
       Telewest Communications PLC(a)                                     1,498,300                    2,439,002
       USA Networks(a)                                                      169,900                    4,066,981
================================================================================================================
                                                                                                      64,068,905
1.90   COMPUTER SOFTWARE & SERVICES
       Activision Inc(a)                                                    310,400                    7,546,600
       Electronic Arts(a)                                                    40,000                    2,170,000
       Intertrust Technologies(a)                                           294,935                    1,327,207
       Liberate Technologies(a)                                              67,200                      558,600
================================================================================================================
                                                                                                      11,602,407
1.74   CONSUMER -- JEWELRY, NOVELTIES & GIFTS
       De Beers Consolidated Mines ADR
         Representing Ord Shrs                                              198,900                    7,645,219
       Zale Corp(a)                                                         103,900                    3,013,100
================================================================================================================
                                                                                                      10,658,319
0.90   ENGINEERING & CONSTRUCTION
       Vivendi Universal SA Sponsored ADR
         Representing Ord Shrs                                               90,400                    5,482,760
================================================================================================================

                                                                            SHARES,
                                                      COUNTRY              UNITS OR
                                                      CODE IF             PRINCIPAL
%      DESCRIPTION                                     NON US                AMOUNT                        VALUE
----------------------------------------------------------------------------------------------------------------

5.07   ENTERTAINMENT
       AOL Time Warner(a)                                                   212,100            $       8,515,815
       Disney (Walt) Co                                                     278,399                    7,962,211
       Gemstar-TV Guide International(a)                                    114,489                    3,291,559
       Viacom Inc
         Class A Shrs(a)                                                     82,080                    3,652,560
         Class B Non-Voting Shrs(a)                                         171,815                    7,554,706
================================================================================================================
                                                                                                      30,976,851
0.15   FOODS
       Compass Group PLC(a)                                                 130,908                      934,282
================================================================================================================
0.27   FOOTWEAR
       NIKE Inc Class B Shrs                                                 40,400                    1,638,220
================================================================================================================
9.26   GAMING
       Harrah's Entertainment(a)                                          1,717,100                   50,534,253
       MGM Mirage(a)                                                        147,978                    3,714,248
       Park Place Entertainment(a)                                          227,300                    2,329,825
================================================================================================================
                                                                                                      56,578,326
11.98  LEISURE TIME
       Carlsberg A/S Class B Shrs                                           329,284                   15,003,768
       Carnival Corp                                                        277,300                    7,672,891
       Cedar Fair LP                                                         97,800                    2,171,160
       International Game Technology(a)                                     499,921                   25,171,022
       Intrawest Corp                                                       134,100                    2,313,225
       Royal Caribbean Cruises Ltd                                          170,124                    3,921,358
       Six Flags(a)                                                         380,200                    7,356,870
       Steiner Leisure Ltd(a)                                               328,500                    5,399,719
       Vail Resorts(a)                                                       45,100                      902,000
       WMS Industries(a)                                                    182,300                    3,281,400
================================================================================================================
                                                                                                      73,193,413
8.39   LODGING -- HOTELS
       Extended Stay America(a)                                             191,600                    2,874,000
       Marriott International Class A Shrs                                  777,300                   32,009,214
       Starwood Hotels & Resorts Worldwide
         Paired Certificates                                                481,200                   16,365,612
================================================================================================================
                                                                                                      51,248,826
6.32   PUBLISHING
       Harcourt General                                                     157,100                    8,745,757
       Houghton Mifflin                                                      68,000                    3,128,680
       McGraw-Hill Cos                                                       70,000                    4,175,500
       Pearson PLC                                                           50,000                      874,346
       Valassis Communications(a)                                           747,800                   21,686,200
================================================================================================================
                                                                                                      38,610,483
3.06   PUBLISHING -- NEWSPAPERS
       Gannett Co                                                            17,200                    1,027,184
       Knight-Ridder Inc                                                    134,100                    7,202,511
       McClatchy Co Class A Shrs                                             97,700                    3,947,080

                                                                            SHARES,
                                                      COUNTRY              UNITS OR
                                                      CODE IF             PRINCIPAL
%      DESCRIPTION                                     NON US                AMOUNT                        VALUE
----------------------------------------------------------------------------------------------------------------

       New York Times Class A Shrs                                           53,100            $       2,175,507
       Scripps (E W) Co Class A Shrs                                         75,000                    4,347,750
================================================================================================================
                                                                                                      18,700,032
0.81   RETAIL -- COMPUTERS & ELECTRONICS
       RadioShack Corp                                                      134,400                    4,931,136
================================================================================================================
2.86   RETAIL -- SPECIALTY
       Toys "R" Us(a)                                                       561,000                   14,081,100
       Tuesday Morning(a)                                                   346,700                    3,380,325
================================================================================================================
                                                                                                      17,461,425
10.10  SERVICES -- ADVERTISING & MARKETING
       Catalina Marketing(a)                                                 24,600                      801,222
       Harte-Hanks Inc                                                      422,400                    9,554,688
       Interpublic Group                                                    165,500                    5,684,925
       Omnicom Group                                                        372,200                   30,847,936
       True North Communications                                            143,600                    5,420,900
       WPP Group PLC                                                        887,440                    9,424,701
================================================================================================================
                                                                                                      61,734,372
1.40   SERVICES -- COMMERCIAL & CONSUMER
       Cendant Corp(a)                                                      425,100                    6,202,209
       Fairfield Communities(a)                                             147,500                    2,355,575
================================================================================================================
                                                                                                       8,557,784
2.38   TEXTILES -- APPAREL MANUFACTURING
       Jones Apparel Group(a)                                               313,100                   11,835,180
       Polo Ralph Lauren(a)                                                  98,100                    2,697,750
================================================================================================================
                                                                                                      14,532,930
0.51   TOBACCO
       Philip Morris                                                         66,000                    3,131,700
================================================================================================================
5.96   TOYS
       Hasbro Inc                                                           138,400                    1,785,360
       Mattel Inc                                                         1,952,900                   34,644,446
================================================================================================================
                                                                                                      36,429,806
       TOTAL COMMON STOCKS (COST $450,413,492)                                                       579,305,622
================================================================================================================
1.37   PREFERRED STOCKS
1.37   ENTERTAINMENT
       News Corp Ltd Sponsored ADR Representing
         4 Pfd Ltd Voting Ord Shrs (Cost $8,092,127)                        313,078                    8,359,183
================================================================================================================
0.07   OTHER SECURITIES
0.07   CONSUMER -- JEWELRY, NOVELTIES & GIFTS
       Cie Financiere Richemont AG A, Units(Each unit
         consists of one bearer shr at 100 Swiss Francs par
         in the Company and one bearer participation
         certificate at no par issued by Richemont
         SA Luxembourg) (Cost $192,974)                                         191                      431,465
================================================================================================================

                                                                            SHARES,
                                                      COUNTRY              UNITS OR
                                                      CODE IF             PRINCIPAL
%      DESCRIPTION                                     NON US                AMOUNT                        VALUE
----------------------------------------------------------------------------------------------------------------

0.41   FIXED INCOME SECURITIES
0.41   CORPORATE BONDS
0.41   CABLE
       TeleWest Communications PLC, Sr Discount
         Step-up Notes, Zero Coupon(e), 4/15/2009
         (Amortized Cost $2,030,404)                                  $   4,300,000            $       2,537,000
================================================================================================================
3.35   SHORT-TERM INVESTMENTS
1.65   INVESTMENT COMPANIES
       INVESCO Treasurer's Series Money Market
         Reserve Fund, 4.878% (Cost $10,068,883)                         10,068,883                   10,068,883
================================================================================================================
1.70   REPURCHASE AGREEMENTS
       Repurchase Agreement with State Street
         dated 3/30/2001 due 4/2/2001 at
         5.200%, repurchased at $10,409,509
         (Collateralized by US Treasury
         Inflationary Index Notes, due 1/15/2011
         at 3.500%, value $10,671,205)
         (Cost $10,405,000)                                           $  10,405,000                   10,405,000
================================================================================================================
       TOTAL SHORT-TERM INVESTMENTS (COST $20,473,883)                                                20,473,883
================================================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $481,202,880)
       (Cost for Income Tax Purposes $482,033,381)                                             $     611,107,153
================================================================================================================

REAL ESTATE OPPORTUNITY FUND
95.85  COMMON STOCKS
2.19   AIR FREIGHT
       UTI Worldwide(a)                                                      39,900            $         650,869
================================================================================================================
1.29   GAMING
       Harrah's Entertainment(a)                                             13,000                      382,590
================================================================================================================
0.99   INSURANCE -- PROPERTY & CASUALTY
       MGIC Investment                                                        4,300                      294,206
================================================================================================================
2.04   LEISURE TIME
       Intrawest Corp                                                        35,100                      605,475
================================================================================================================
4.06   LODGING -- HOTELS
       Hotel Reservations Network Class A Shrs(a)                            12,000                      309,000
       Marriott International Class A Shrs                                    7,700                      317,086
       Starwood Hotels & Resorts Worldwide Paired Certificates               17,000                      578,170
================================================================================================================
                                                                                                       1,204,256
2.08   PAPER & FOREST PRODUCTS
       Bowater Inc                                                           13,000                      616,200
================================================================================================================
1.17   REAL ESTATE
       Trizec Hahn                                                           23,000                      346,150
================================================================================================================
73.28  REAL ESTATE INVESTMENT TRUST
       Alexandria Real Estate Equities                                       20,500                      773,875
       AMB Property                                                          54,000                    1,328,400
       Archstone Communities Trust                                           40,000                      984,000
       Arden Realty                                                          50,000                    1,180,000

                                                                            SHARES,
                                                      COUNTRY              UNITS OR
                                                      CODE IF             PRINCIPAL
%      DESCRIPTION                                     NON US                AMOUNT                        VALUE
----------------------------------------------------------------------------------------------------------------

       Associated Estates Realty                                             50,000            $         419,500
       Boston Properties                                                     15,200                      584,440
       BRE Properties Class A Shrs                                           11,200                      324,688
       Cousins Properties                                                    46,850                    1,171,718
       Developers Diversified Realty                                         71,200                    1,046,640
       Duke-Weeks Realty                                                     28,100                      650,515
       Equity Office Properties Trust                                        46,000                    1,288,000
       Equity Residential Properties Trust SBI                               19,900                    1,035,397
       Essex Property Trust                                                   7,100                      341,155
       Federal Realty Investment Trust                                       50,000                      978,000
       First Industrial Realty Trust                                         35,000                    1,107,400
       General Growth Properties                                             23,200                      810,840
       Health Care Property Investors                                         9,000                      305,280
       Reckson Associates Realty                                             30,100                      671,230
       Rouse Co                                                              25,600                      662,016
       Simon Property Group                                                  19,700                      504,320
       SL Green Realty                                                       40,000                    1,098,000
       Smith (Charles E) Residential Realty                                  14,000                      636,860
       Spieker Properties                                                     7,000                      383,950
       Storage USA                                                           30,000                      977,400
       Summit Properties                                                     29,200                      715,400
       Taubman Centers                                                       84,300                    1,015,815
       Washington Real Estate Investment Trust SBI                           31,500                      735,210
================================================================================================================
                                                                                                      21,730,049
1.98   RETAIL -- COMPUTERS & ELECTRONICS
       RadioShack Corp                                                       16,000                      587,040
================================================================================================================
2.38   RETAIL -- GENERAL MERCHANDISE
       Wal-Mart Stores                                                       14,000                      707,000
================================================================================================================
3.41   TELECOMMUNICATIONS -- CELLULAR & WIRELESS
       Crown Castle International(a)                                         48,700                      721,369
       Spectrasite Holdings(a)                                               67,100                      289,369
================================================================================================================
                                                                                                       1,010,738
0.98   TELECOMMUNICATIONS -- LONG DISTANCE
       Exodus Communications(a)                                              27,000                      290,250
================================================================================================================
       TOTAL COMMON STOCKS (Cost $28,708,833)                                                         28,424,823

4.15   SHORT-TERM INVESTMENTS -- REPURCHASE AGREEMENTS
       Repurchase Agreement with State Street
         date 3/30/2001 due 4/2/2001 at 5.200%,
         repurchased at $1,230,533 (Collateralized
         by US Treasury Bonds, due 5/15/2017 at 8.750%,
         value $1,264,960) (Cost $1,230,000)                          $   1,230,000                    1,230,000
================================================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
        (Cost $29,938,833)
        (Cost for Income Tax Purposes $30,575,664)                                             $      29,654,823
================================================================================================================

                                                                            SHARES,
                                                      COUNTRY              UNITS OR
                                                      CODE IF             PRINCIPAL
%      DESCRIPTION                                     NON US                AMOUNT                        VALUE
----------------------------------------------------------------------------------------------------------------

TECHNOLOGY FUND
93.62  COMMON STOCKS
0.34   CABLE
       Charter Communications Class A Shrs(a)                               528,300            $      11,952,787
================================================================================================================
11.32  COMMUNICATIONS -- EQUIPMENT & MANUFACTURING
       ADC Telecommunications(a)                                          4,240,800                   36,046,800
       Advanced Micro Devices(a)                                            905,600                   24,034,624
       Avanex Corp(a)                                                       638,200                    6,745,774
       CIENA Corp(a)                                                      1,607,000                   66,891,375
       Comverse Technology(a)                                               667,400                   39,303,186
       Corvis Corp(a)(f)                                                  2,235,204                   15,716,280
       JDS Uniphase(a)                                                    1,350,340                   24,896,894
       Nokia Corp Sponsored ADR Representing Ord Shrs                     1,311,500                   31,476,000
       Nortel Networks                                                      585,700                    8,229,085
       Polycom Inc(a)                                                     1,832,400                   22,675,950
       Powerwave Technologies(a)                                          1,646,900                   22,439,013
       QUALCOMM Inc(a)                                                      639,700                   36,223,013
       Research in Motion Ltd(a)                                            993,200                   21,820,604
       Scientific-Atlanta Inc                                               881,100                   36,644,949
       Sonus Networks(a)                                                    453,400                    9,046,747
================================================================================================================
                                                                                                     402,190,294
22.26  COMPUTER SOFTWARE & SERVICES
       Affiliated Computer Services Class A Shrs(a)                          36,700                    2,381,830
       Art Technology Group(a)                                            1,519,400                   18,232,800
       BEA Systems(a)                                                     1,503,100                   44,153,562
       BMC Software(a)                                                    1,312,700                   28,223,050
       Cadence Design Systems(a)                                          1,118,300                   20,677,367
       Check Point Software Technologies Ltd(a)                           1,006,350                   47,801,625
       Citrix Systems(a)                                                  1,604,800                   33,901,400
       Computer Associates International                                  1,907,300                   51,878,560
       EarthLink Inc(a)                                                     900,200                   10,914,925
       Intuit Inc(a)                                                      1,380,300                   38,303,325
       i2 Technologies(a)                                                 1,744,300                   25,401,369
       Liberate Technologies(a)                                           1,741,200                   14,473,725
       Manugistics Group(a)                                                 679,000                   12,434,187
       Mercury Interactive(a)                                               850,000                   35,593,750
       Micromuse Inc(a)                                                     830,100                   31,369,479
       Microsoft Corp(a)                                                    681,200                   37,253,125
       Openwave Systems(a)                                                1,041,906                   20,671,415
       Oracle Corp(a)                                                     2,569,200                   38,486,616
       Peregrine Systems(a)                                               2,316,883                   45,179,218
       Quest Software(a)                                                    837,400                   14,863,850
       Rational Software(a)                                                 853,900                   15,156,725
       Siebel Systems(a)                                                  1,221,800                   33,232,960
       SmartForce PLC Sponsored ADR Representing Ord Shrs(a)(b)           2,897,400                   64,286,063
       Synopsys Inc(a)                                                      830,500                   38,981,594
       TIBCO Software(a)                                                  1,645,500                   13,986,750
       VERITAS Software(a)                                                1,152,800                   53,305,472
================================================================================================================
                                                                                                     791,144,742

                                                                            SHARES,
                                                      COUNTRY              UNITS OR
                                                      CODE IF             PRINCIPAL
%      DESCRIPTION                                     NON US                AMOUNT                        VALUE
----------------------------------------------------------------------------------------------------------------

3.19   COMPUTER SYSTEMS
       Brocade Communications Systems(a)                                  1,062,400            $      22,193,536
       Compaq Computer                                                    1,978,700                   36,012,340
       Dell Computer(a)                                                   1,754,400                   45,066,150
       McDATA Corp Class B Shrs(a)                                          449,800                   10,197,809
================================================================================================================
                                                                                                     113,469,835
1.23   COMPUTERS -- HARDWARE
       International Business Machines                                      263,700                   25,362,666
       Sun Microsystems(a)                                                1,191,000                   18,305,670
================================================================================================================
                                                                                                      43,668,336
2.86   COMPUTERS -- NETWORKING
       Cisco Systems(a)                                                   2,337,660                   36,964,249
       Emulex Corp(a)                                                     1,040,600                   19,576,287
       Extreme Networks(a)                                                  951,000                   14,464,710
       Juniper Networks(a)                                                  810,700                   30,774,172
================================================================================================================
                                                                                                     101,779,418
1.26   COMPUTERS -- PERIPHERALS
       EMC Corp(a)                                                        1,528,000                   44,923,200
================================================================================================================
0.42   DISTRIBUTION -- DURABLES
       Tech Data(a)                                                         499,800                   14,744,100
================================================================================================================
8.62   ELECTRICAL EQUIPMENT
       Celestica Inc(a)                                                   1,998,400                   55,115,872
       Flextronics International Ltd(a)                                   4,957,900                   74,368,500
       Furukawa Electric Ltd                                              2,279,000                   23,641,079
       Jabil Circuit(a)                                                   2,370,100                   51,241,562
       Sanmina Corp(a)                                                    2,177,500                   42,597,344
       Solectron Corp(a)                                                  3,128,500                   59,472,785
================================================================================================================
                                                                                                     306,437,142
16.75  ELECTRONICS -- SEMICONDUCTORS
       Analog Devices(a)                                                  1,246,100                   45,158,664
       Applied Micro Circuits(a)                                          1,523,200                   25,132,800
       Chartered Semiconductor Manufacturing Ltd
         ADR Representing 10 Ord Shrs(a)                                    491,400                   11,816,634
       Integrated Device Technology(a)                                    1,127,100                   33,373,431
       Intel Corp                                                         1,257,600                   33,090,600
       Linear Technology                                                  1,721,000                   70,668,562
       Maxim Integrated Products(a)                                       1,659,800                   69,031,082
       Microchip Technology(a)                                            2,707,400                   68,531,063
       Micron Technology(a)                                               1,710,100                   71,020,453
       New Focus(a)                                                         730,500                    9,138,555
       QLogic Corp(a)                                                       423,200                    9,522,000
       RF Micro Devices(a)                                                1,522,000                   17,788,375
       Texas Instruments                                                    936,300                   29,006,574
       United Microelectronics ADR Representing 5 Ord Shrs(a)             2,445,400                   22,888,944
       Vitesse Semiconductor(a)                                           1,726,000                   41,100,375
       Xilinx Inc(a)                                                      1,076,500                   37,812,063
================================================================================================================
                                                                                                     595,080,175

                                                                            SHARES,
                                                      COUNTRY              UNITS OR
                                                      CODE IF             PRINCIPAL
%      DESCRIPTION                                     NON US                AMOUNT                        VALUE
----------------------------------------------------------------------------------------------------------------

2.89   ENTERTAINMENT
       AOL Time Warner(a)                                                 2,030,500            $      81,524,575
       Gemstar-TV Guide International(a)                                    729,400                   20,970,250
================================================================================================================
                                                                                                     102,494,825
2.49   EQUIPMENT -- SEMICONDUCTOR
       Applied Materials(a)                                                 688,500                   29,949,750
       ASM Lithography Holding NV
         New York Registered Shrs(a)                                        823,400                   17,857,488
       KLA-Tencor Corp(a)                                                   177,000                    6,969,375
       Lam Research(a)                                                      597,300                   14,185,875
       Novellus Systems(a)                                                  479,400                   19,445,662
================================================================================================================
                                                                                                      88,408,150
0.37   HEALTH CARE -- MEDICAL EQUIPMENT & DEVICES
       Boston Scientific(a)                                                 654,000                   13,197,720
================================================================================================================
0.54   MANUFACTURING -- DIVERSIFIED
       Corning Inc                                                          934,900                   19,343,081
================================================================================================================
3.36   SERVICES -- COMPUTER SYSTEMS
       BISYS Group(a)                                                       727,300                   38,865,094
       Electronic Data Systems                                              369,400                   20,634,684
       KPMG Consulting(a)                                                 1,441,600                   18,740,800
       Sapient Corp(a)                                                      759,800                    5,461,063
       VeriSign Inc(a)                                                    1,008,692                   35,745,523
================================================================================================================
                                                                                                     119,447,164
6.45   SERVICES -- DATA PROCESSING
       Automatic Data Processing                                          1,255,000                   68,246,900
       First Data                                                         1,137,000                   67,890,270
       Fiserv Inc(a)                                                      2,072,800                   93,146,450
================================================================================================================
                                                                                                     229,283,620
2.19   SERVICES -- PAYROLL PROCESSING
       Paychex Inc                                                        2,098,350                   77,770,097
================================================================================================================
3.00   TELECOMMUNICATIONS -- CELLULAR & WIRELESS
       Nextel Communications Class A Shrs(a)                              2,005,700                   28,831,937
       NTT DoCoMo                                                             2,000                   34,790,935
       VoiceStream Wireless(a)                                              463,550                   42,820,431
================================================================================================================
                                                                                                     106,443,303
2.19   TELECOMMUNICATIONS -- LONG DISTANCE
       AT&T Corp                                                            692,800                   14,756,640
       Qwest Communications International(a)                              1,793,823                   62,873,496
================================================================================================================
                                                                                                      77,630,136
1.89   TELEPHONE
       Amdocs Ltd(a)                                                        846,120                   40,529,148
       McLeodUSA Inc Class A Shrs(a)                                      1,704,000                   14,750,286
       XO Communications Class A Shrs(a)                                  1,715,400                   12,007,800
================================================================================================================
                                                                                                      67,287,234
       TOTAL COMMON STOCKS (COST $4,658,606,741)                                                   3,326,695,359
================================================================================================================

                                                                            SHARES,
                                                      COUNTRY              UNITS OR
                                                      CODE IF             PRINCIPAL
%      DESCRIPTION                                     NON US                AMOUNT                        VALUE
----------------------------------------------------------------------------------------------------------------

0.58   PREFERRED STOCKS
0.00   BIOTECHNOLOGY -- HEALTH CARE
       Ingenex Inc, Pfd, Series B Shrs(a)(h)                                 51,527            $          31,431
================================================================================================================
0.39   COMMUNICATIONS -- EQUIPMENT & MANUFACTURING
       Calient Networks, Pfd, Series D Shrs(a)(h)                         1,925,754                   13,913,578
================================================================================================================
0.19   COMPUTERS -- NETWORKING
       Tellium Inc, Conv Pfd, Series E Shrs(a)(h)                           224,150                    6,724,500
================================================================================================================
       TOTAL PREFERRED STOCKS (COST $20,938,078)                                                      20,669,509
================================================================================================================
0.06   FIXED INCOME SECURITIES -- CORPORATE BONDS
0.06   COMMUNICATIONS -- EQUIPMENT & MANUFACTURING
       Kestrel Solutions, Conv Sub Notes(f)
         5.500%, 7/15/2005 (Amortized Cost $2,500,000)                $   2,500,000                    2,250,000
================================================================================================================
0.20   OTHER SECURITIES
0.20   FINANCIAL -- DIVERSIFIED
       BlueStream Ventures LP(a)(g)(h) (Cost $7,050,000)                  7,050,000                    7,050,000
================================================================================================================
5.54   SHORT-TERM INVESTMENTS
1.97   Commercial Paper
1.97   FINANCIAL -- DIVERSIFIED
       Citigroup Inc, Discount Notes 5.380%, 4/2/2001
         (Amortized Cost $69,989,536)                                 $  70,000,000                   69,989,536
================================================================================================================
3.47   INVESTMENT COMPANIES
       INVESCO Treasurer's Series Money Market
         Reserve Fund(b), 4.878% (Cost $123,403,160)                    123,403,160                  123,403,160
================================================================================================================
0.10   REPURCHASE AGREEMENTS
       Repurchase Agreement with State Street
         dated 3/30/2001 due 4/2/2001 at 5.200%
         repurchased at $3,367,459 (Collateralized by
         US Treasury Bonds, due 2/15/2029 at 5.250%,
         value $3,452,792) (Cost $3,366,000)                          $   3,366,000                    3,366,000
================================================================================================================
       TOTAL SHORT-TERM INVESTMENTS
         (AMORTIZED COST $196,758,696)                                                               196,758,696
================================================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $4,885,853,515)
       (Cost for Income Tax Purposes $4,945,832,547)                                           $   3,553,423,564
================================================================================================================

TELECOMMUNICATIONS FUND
85.83  COMMON STOCKS
3.68   BROADCASTING
       EchoStar Communications Class A Shrs(a)                            1,319,000            $      36,519,812
       General Motors Class H Shrs(a)                                       938,100                   18,292,950
================================================================================================================
                                                                                                      54,812,762
0.79   CABLE
       Comcast Corp Special Class A Shrs(a)                                 280,100                   11,746,694
================================================================================================================

                                                                            SHARES,
                                                      COUNTRY              UNITS OR
                                                      CODE IF             PRINCIPAL
%      DESCRIPTION                                     NON US                AMOUNT                        VALUE
----------------------------------------------------------------------------------------------------------------

17.47  COMMUNICATIONS -- EQUIPMENT & MANUFACTURING
       ADC Telecommunications(a)                                            665,300            $       5,655,050
       Alcatel SA                                          FR               318,900                    9,655,335
       Asia Global Crossing Ltd Class A Shrs(a)            BD             3,370,100                   17,061,131
       CIENA Corp(a)                                                        855,800                   35,622,675
       Comverse Technology(a)                                               608,300                   35,822,787
       Corvis Corp(a)(f)                                                    894,060                    6,286,360
       Finisar Corp(a)                                                      241,900                    2,320,733
       JDS Uniphase(a)                                                      854,920                   15,762,588
       MetaSolv Inc(a)                                                      266,800                    3,768,550
       Metromedia Fiber Network Class A Shrs(a)                           1,284,400                    7,038,512
       Nokia Corp Sponsored ADR Representing Ord Shrs      FI             1,362,200                   32,692,800
       Nortel Networks                                     CA               236,600                    3,324,230
       QUALCOMM Inc(a)                                                      305,800                   17,315,925
       Research in Motion Ltd(a)                           CA               375,500                    8,249,735
       Scientific-Atlanta Inc                                               205,600                    8,550,904
       Tekelec(a)                                                         1,853,600                   33,364,800
       Tellabs Inc(a)                                                       437,500                   17,800,781
================================================================================================================
                                                                                                     260,292,896
2.87   COMPUTER SOFTWARE & SERVICES
       Digex Inc(a)                                                         527,600                    7,353,425
       Micromuse Inc(a)                                                     713,000                   26,944,270
       Openwave Systems(a)                                                  428,686                    8,505,130
================================================================================================================
                                                                                                      42,802,825
3.58   COMPUTERS -- NETWORKING
       Cisco Systems(a)                                                     867,400                   13,715,762
       Juniper Networks(a)                                                  535,500                   20,327,580
       ONI Systems(a)                                                       752,200                   14,667,900
       Redback Networks(a)                                                  349,200                    4,567,536
================================================================================================================
                                                                                                      53,278,778
2.21   COMPUTERS -- PERIPHERALS
       EMC Corp(a)                                                        1,023,100                   30,079,140
       Handspring Inc(a)                                                    241,200                    2,803,950
================================================================================================================
                                                                                                      32,883,090
3.93   ELECTRICAL EQUIPMENT
       Celestica Inc(a)                                    CA               523,300                   14,432,614
       Flextronics International Ltd(a)                    SN             1,067,200                   16,008,000
       Furukawa Electric Ltd                               JA             1,389,800                   14,417,012
       Sanmina Corp(a)                                                      701,200                   13,717,225
================================================================================================================
                                                                                                      58,574,851
2.72   ELECTRONICS -- SEMICONDUCTORS
       Agere Systems(a)                                                   1,970,000                   12,174,600
       Applied Micro Circuits(a)                                            738,900                   12,191,850
       New Focus(a)                                                         486,300                    6,083,613
       Vitesse Semiconductor(a)                                             425,700                   10,136,981
================================================================================================================
                                                                                                      40,587,044
5.29   ENTERTAINMENT
       AOL Time Warner(a)                                                 1,568,100                   62,959,215

                                                                            SHARES,
                                                      COUNTRY              UNITS OR
                                                      CODE IF             PRINCIPAL
%      DESCRIPTION                                     NON US                AMOUNT                        VALUE
----------------------------------------------------------------------------------------------------------------

       Gemstar-TV Guide International(a)                                    552,900            $      15,895,875
================================================================================================================
                                                                                                      78,855,090
1.10   MANUFACTURING -- DIVERSIFIED
       Corning Inc                                                          792,500                   16,396,825
================================================================================================================
3.07   NATURAL GAS
       Dynegy Inc Class A Shrs                                              441,500                   22,520,915
       El Paso                                                              355,682                   23,226,035
================================================================================================================
                                                                                                      45,746,950
0.76   RETAIL -- COMPUTERS & ELECTRONICS
       RadioShack Corp                                                      308,600                   11,322,534
================================================================================================================
10.70  TELECOMMUNICATIONS -- CELLULAR & WIRELESS
       Cable & Wireless PLC                                UK               662,400                   4,473,237
       China Mobile Ltd(a)                                 HK             3,277,000                  14,411,691
       Crown Castle International(a)                                        971,400                  14,388,863
       Leap Wireless International(a)                                       163,700                   4,593,831
       Nextel Communications Class A Shrs(a)                              1,515,600                  21,786,750
       Nextel Partners Class A Shrs(a)                                    1,143,700                  15,708,005
       NTT DoCoMo                                          JA                 1,291                  22,457,549
       SignalSoft Corp(a)                                                   828,300                   6,522,862
       Spectrasite Holdings(a)                                              616,600                   2,659,087
       Telecom Italia Mobile SpA                           IT             2,600,200                  17,561,127
       Vodafone Group PLC                                  UK             5,435,715                  14,914,955
       VoiceStream Wireless(a)                                              194,749                  17,989,939
       Winstar Communications(a)                                            925,400                   1,995,398
===============================================================================================================
                                                                                                    159,463,294
7.73   TELECOMMUNICATIONS -- LONG DISTANCE
       Allegiance Telecom(a)                                              2,061,700                  30,410,075
       Exodus Communications(a)                                             720,000                   7,740,000
       Global Crossing Ltd(a)                              BD             1,501,100                  20,249,839
       KPN Qwest NV Class C Shrs(a)                        NL               333,200                   3,456,950
       Qwest Communications International(a)                              1,519,231                  53,249,047
===============================================================================================================
                                                                                                    115,105,911
19.93  TELEPHONE
       Amdocs Ltd(a)                                                      1,086,300                  52,033,770
       AT&T Canada Class B Depository Receipts(a)          CA               446,100                  13,048,425
       BellSouth Corp                                                     1,213,100                  49,640,052
       COLT Telecom Group PLC Sponsored ADR
         Representing 4 Ord Shrs(a)                        UK               192,000                   8,148,000
       Illuminet Holdings(a)                                                412,400                   8,479,975
       McLeodUSA Inc Class A Shrs(a)                                      4,195,200                  36,314,788
       SBC Communications                                                   851,086                  37,983,968
       Time Warner Telecom Class A Shrs(a)                                1,137,200                  41,365,650
       WorldCom Inc(a)                                                    1,262,500                  23,592,969
       XO Communications Class A Shrs(a)                                  3,751,000                  26,257,000
===============================================================================================================
                                                                                                    296,864,597
       TOTAL COMMON STOCKS (COST $1,755,481,497)                                                  1,278,734,141
===============================================================================================================

                                                                            SHARES,
                                                      COUNTRY              UNITS OR
                                                      CODE IF             PRINCIPAL
%      DESCRIPTION                                     NON US                AMOUNT                        VALUE
----------------------------------------------------------------------------------------------------------------

0.58   PREFERRED STOCKS
0.36   COMMUNICATIONS -- EQUIPMENT & MANUFACTURING
       Calient Networks, Pfd, Series D Shrs(a)(h)                           752,715            $       5,438,366
================================================================================================================
0.22   COMPUTERS -- NETWORKING
       Tellium Inc, Conv Pfd, Series E Shrs(a)(h)                           109,184                    3,275,520
================================================================================================================
       TOTAL PREFERRED STOCKS (Cost $8,713,886)                                                        8,713,886
================================================================================================================
0.83   FIXED INCOME SECURITIES -- CORPORATE BONDS
0.15   COMMUNICATIONS -- EQUIPMENT & MANUFACTURING
       Kestrel Solutions, Conv Sub Notes(f), 5.500%,
       7/15/2005                                                      $   2,500,000                    2,250,000
================================================================================================================
0.68   TELECOMMUNICATIONS -- LONG DISTANCE
       Esat Telecom Group PLC
         Sr Deferred Step-Up Notes, Zero
           Coupon(e), 2/1/2007                               IE       $   7,154,000                    7,207,340
         Sr Notes, Series B, 11.875%, 12/1/2008              IE       $   2,500,000                    2,917,333
================================================================================================================
                                                                                                      10,124,673
       TOTAL FIXED INCOME SECURITIES
         (AMORTIZED COST $12,627,709)                                                                 12,374,673
================================================================================================================
0.47   OTHER SECURITIES
0.47   FINANCIAL -- DIVERSIFIED
       BlueStream Ventures LP(a)(g)(h) (Cost $6,937,500)                  6,937,500                    6,937,500
================================================================================================================
12.29  SHORT-TERM INVESTMENTS
3.69   COMMERCIAL PAPER
3.69   BANKS-- MONEY CENTER
       UBS Finance, Discount Notes
         5.402%, 4/2/2001 (Amortized Cost $54,991,748)                $  55,000,000                   54,991,748
================================================================================================================
8.17   INVESTMENT COMPANIES
       INVESCO Treasurer's Series Money Market
         Reserve Fund(b), 4.878% (Cost $121,733,452)                    121,733,452                  121,733,452
================================================================================================================
0.43   REPURCHASE AGREEMENTS
       Repurchase Agreement with State Street
         dated 3/30/2001 due 4/2/2001 at 5.200%,
         repurchased at $6,305,731 (Collateralized by
         US Treasury Inflationary Index Bonds, due
         4/15/2029 at 3.875%, value $6,459,754)
         (Cost $6,303,000)                                            $   6,303,000                    6,303,000
================================================================================================================
       TOTAL SHORT-TERM INVESTMENTS
         (AMORTIZED COST $183,028,200)                                                               183,028,200
================================================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $1,966,788,792)
       (Cost for Income Tax Purposes $1,988,489,269)                                           $   1,489,788,400
================================================================================================================
                                                                            SHARES,
                                                      COUNTRY              UNITS OR
                                                      CODE IF             PRINCIPAL
%      DESCRIPTION                                     NON US                AMOUNT                        VALUE
----------------------------------------------------------------------------------------------------------------
UTILITIES FUND
90.33  COMMON STOCKS
40.54  ELECTRIC UTILITIES
       AES Corp(a)                                                          133,700            $       6,679,652
       Alliant Energy                                                       209,946                    6,680,482
       Calpine Corp(a)                                                      287,200                   15,816,104
       Constellation Energy Group                                           131,500                    5,799,150
       Dominion Resources                                                   111,900                    7,214,193
       Duke Energy                                                          235,018                   10,044,669
       Exelon Corp                                                          129,875                    8,519,800
       FPL Group                                                             49,900                    3,058,870
       GPU Inc                                                               33,700                    1,094,913
       Mirant Corp(a)                                                       225,900                    8,019,450
       NiSource Inc                                                         192,234                    5,982,322
       Pinnacle West Capital                                                127,300                    5,839,251
       Reliant Energy                                                       145,500                    6,583,875
       TXU Corp                                                             138,700                    5,731,084
================================================================================================================
                                                                                                      97,063,815
0.41   IRON & STEEL
       Oregon Steel Mills                                                   193,000                      984,300
15.70  NATURAL GAS
       Dynegy Inc Class A Shrs                                              162,000                    8,263,620
       El Paso                                                              230,870                   15,075,811
       Enron Corp                                                            84,000                    4,880,400
       ONEOK Inc                                                            126,700                    5,180,763
       Williams Cos                                                          98,000                    4,199,300
================================================================================================================
                                                                                                      37,599,894
4.10   OIL & GAS -- EXPLORATION & PRODUCTION
       NRG Energy(a)                                                        270,000                    9,828,000
================================================================================================================
5.92   TELECOMMUNICATIONS -- CELLULAR & WIRELESS
       Cable & Wireless PLC                                                 676,800                    4,570,481
       Crown Castle International(a)                                         64,200                      950,962
       Nextel Communications Class A Shrs(a)                                152,900                    2,197,937
       Nextel Partners Class A Shrs(a)                                      168,300                    2,311,495
       Vodafone Group PLC                                                   584,772                    1,604,545
       VoiceStream Wireless(a)                                               27,605                    2,550,012
================================================================================================================
                                                                                                      14,185,432
5.02   TELECOMMUNICATIONS -- LONG DISTANCE
       Allegiance Telecom(a)                                                382,300                    5,638,925
       Qwest Communications International(a)                                181,700                    6,368,585
================================================================================================================
                                                                                                      12,007,510
18.64  TELEPHONE
       ALLTEL Corp                                                           45,900                    2,407,914
       Amdocs Ltd(a)                                                        124,500                    5,963,550
       AT&T Canada Class B Depository Receipts(a)                           117,600                    3,439,800
       BellSouth Corp                                                       161,800                    6,620,856
       COLT Telecom Group PLC Sponsored ADR Representing 4 Ord Shrs(a)       29,900                    1,268,881
       McLeodUSA Inc Class A Shrs(a)                                        130,600                    1,130,509
       SBC Communications                                                   124,212                    5,543,582
       Telefonica SA Sponsored ADR Representing 3 Ord Shrs(a)               130,075            $       6,230,593
       Time Warner Telecom Class A Shrs(a)                                   64,300                    2,338,913
       Verizon Communications                                                57,096                    2,814,833
       WorldCom Inc(a)                                                       96,735                    1,807,735
       XO Communications Class A Shrs(a)                                    722,700                    5,058,900
================================================================================================================
                                                                                                      44,626,066
       TOTAL COMMON STOCKS (Cost $150,774,842)                                                       216,295,017
================================================================================================================
9.67   SHORT-TERM INVESTMENTS
4.18   COMMERCIAL PAPER
4.18   COMMERCIAL FINANCE
       CIT Group, Discount Notes, 5.350%, 4/2/2001
         (Amortized Cost $9,998,514)                                  $  10,000,000                    9,998,514
================================================================================================================
4.48   INVESTMENT COMPANIES
       INVESCO Treasurer's Series Money Market
         Reserve Fund, 4.878% (Cost $10,730,243)                         10,730,243                   10,730,243
================================================================================================================
1.01   REPURCHASE AGREEMENTS
       Repurchase Agreement with State Street
         dated 3/30/2001 due 4/2/2001 at
         5.200%, repurchased at $2,418,047
         (Collateralized by US Treasury Bonds,
         due 11/15/2002 at 11.625%, value
         $2,467,027)(Cost $2,417,000)                                 $   2,417,000                    2,417,000
================================================================================================================
       TOTAL SHORT-TERM INVESTMENTS
         (Amortized Cost $23,145,757)                                                                 23,145,757
================================================================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
       (Cost $173,920,599)                                                                     $     239,440,774
       (Cost for Income Tax Purposes $174,178,124)
================================================================================================================

(a) Security is non-income producing.
(b) Security is an affiliated company (See Notes).
(c) Represents troy ounces.
(d) Rate is subject to change. Rate shown reflects current rate.
(e) Step-up bonds are obligations which increase the interest rate at a specific point in time. Rate shown reflects current rate which may step up at a future time.
(f) Securities acquired pursuant to Rule 144A. The Fund deems such securities to be "liquid" because an institutional market exists.
(g) Technology and Telecommunications Funds have remaining commitments of $16,450,000 and $16,187,500, respectively, to purchase additional interests in BlueStream Ventures LP, which are subject to the terms of the limited partnership agreement.
(h) The following are restricted securities at March 31, 2001:

SCHEDULE OF RESTRICTED OR ILLIQUID SECURITIES

                                                                                    VALUE AS
                                              ACQUISITION      ACQUISITION              % OF
DESCRIPTION                                       DATE(S)             COST        NET ASSETS
--------------------------------------------------------------------------------------------
HEALTH SCIENCES FUND
Athersys Inc, Conv Pfd, Class F Shrs              4/17/00   $    5,000,000             0.32%
Ecogen Technologies I                           11/18/92-
                                                  1/28/94        1,140,000             0.00
Ingenex Inc, Pfd, Series B Shrs                   9/27/94          600,000             0.00
Janus Biomedical, Conv Pfd, Series A Shrs          3/2/94        1,000,000             0.00
MedClone Inc, Conv Pfd, Series G Shrs            10/21/93        1,000,001             0.00
MedClone Trust                                    9/30/97          101,310             0.00
Mediconsult.com Inc
  Bridge Notes, 11.000%, 3/31/2001                6/10/98          292,070             0.02
Xenometrix Inc                                     1/7/94        1,163,691             0.00
===========================================================================================
                                                                                      0.34%
===========================================================================================

TECHNOLOGY FUND
BlueStream Ventures LP                            8/3/00-
                                                 10/24/00   $    7,050,000            0.20%
Calient Networks, Pfd, Series D Shrs              12/8/00       13,913,578             0.39
Ingenex Inc, Pfd, Series B Shrs                   9/27/94          300,000             0.00
Tellium Inc, Conv Pfd, Series E Shrs              9/20/00        6,724,500             0.19
===========================================================================================
                                                                                      0.78%
===========================================================================================

TELECOMMUNICATIONS FUND
BlueStream Ventures LP                            8/3/00-
                                                 10/24/00   $    6,937,500            0.46%
Calient Networks, Pfd, Series D Shrs              12/8/00        5,438,366             0.36
Tellium Inc, Conv Pfd, Series E Shrs              9/20/00        3,275,520             0.22
===========================================================================================
                                                                                      1.04%
===========================================================================================

SUMMARY OF INVESTMENTS BY COUNTRY

                                                   % OF
                               COUNTRY       INVESTMENT
COUNTRY                           CODE       SECURITIES                   VALUE
--------------------------------------------------------------------------------
GOLD FUND
Canada                              CA           47.10%          $    28,609,779
South Africa                        SF            5.99                 3,635,750
United States                                    46.91                28,489,753
================================================================================
                                                100.00%          $    60,735,282
================================================================================

TELECOMMUNICATIONS FUND
Bermuda                             BD            2.50%          $    37,310,970
Canada                              CA            2.62                39,055,004
Finland                             FI            2.19                32,692,800
France                              FR            0.65                 9,655,335
Hong Kong                           HK            0.97                14,411,691
Ireland                             IE            0.68                10,124,673
Italy                               IT            1.18                17,561,127
Japan                               JA            2.48                36,874,561
Netherlands                         NL            0.23                 3,456,950
Singapore                           SN            1.07                16,008,000
United Kingdom                      UK            1.85                27,536,192
United States                                    83.58             1,245,101,097
================================================================================
                                                100.00%          $ 1,489,788,400
================================================================================

See Notes to Financial Statements

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES
INVESCO SECTOR FUNDS, INC.
MARCH 31, 2001

                                                                                             FINANCIAL
                                                                      ENERGY                  SERVICES
                                                                        FUND                      FUND
------------------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                $    385,016,700       $     1,142,690,786
======================================================================================================
  At Value(a)                                               $    433,419,013       $     1,359,788,647
Cash                                                                   1,052                         0
Foreign Currency (Cost $11,758 and $37,655, respectively)             10,921                    36,313
Receivables:
  Investment Securities Sold                                      25,308,314                15,037,819
  Fund Shares Sold                                                 5,660,200                 6,391,090
  Dividends and Interest                                             245,342                 1,694,176
Prepaid Expenses and Other Assets                                     51,166                    90,236
======================================================================================================
TOTAL ASSETS                                                     464,696,008             1,383,038,281
======================================================================================================
LIABILITIES
Payables:
  Custodian                                                                0                    30,134
  Distributions to Shareholders                                            0                    66,325
  Investment Securities Purchased                                    386,474                         0
  Fund Shares Repurchased                                          1,493,331                 1,739,347
  Interfund Borrowings                                             8,144,000                         0
Depreciation on Forward Foreign Currency Contracts                         0                    10,746
Accrued Distribution Expenses
  Investor Class                                                     101,239                   296,667
  Class C                                                              7,413                    10,260
Accrued Expenses and Other Payables                                   13,324                    80,265
======================================================================================================
TOTAL LIABILITIES                                                 10,145,781                 2,233,744
======================================================================================================
NET ASSETS AT VALUE                                         $    454,550,227       $     1,380,804,537
======================================================================================================
NET ASSETS
Paid-in Capital(b)                                          $    408,027,932       $     1,108,607,302
Accumulated Undistributed (Distributions in Excess of)
  Net Investment Income (Loss)                                      (20,040)                  (74,998)
Accumulated Undistributed Net Realized Gain (Loss)
  on Investment Securities and Foreign Currency Transactions     (1,859,141)                55,178,810
Net Appreciation of Investment Securities and
  Foreign Currency Transactions                                   48,401,476               217,093,423
======================================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding       $    454,550,227       $     1,380,804,537
======================================================================================================
NET ASSETS AT VALUE:
  Investor Class                                            $    445,844,784       $     1,368,582,987
======================================================================================================
  Class C                                                   $      8,704,272       $        12,220,570
======================================================================================================
  Class K                                                   $          1,171       $               980
======================================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(CONTINUED)
INVESCO SECTOR FUNDS, INC.
MARCH 31, 2001

                                                                                             FINANCIAL
                                                                      ENERGY                  SERVICES
                                                                        FUND                      FUND
                                                                 (CONTINUED)               (CONTINUED)
------------------------------------------------------------------------------------------------------
Shares Outstanding
  Investor Class                                                  22,599,063                47,387,248
  Class C                                                            444,549                   425,546
  Class K                                                                 60                        35
======================================================================================================
NET ASSET VALUE, Offering and Redemption Price per Share
  Investor Class                                            $          19.73       $             28.88
  Class C (excludes applicable contingent deferred
    sales charge)                                           $          19.58       $             28.72
  Class K                                                   $          19.62       $             28.67
======================================================================================================

(a) Investment securities at cost and value at March 31, 2001 includes a repurchase agreement of $4,104,000 for Financial Services Fund.
(b) The Funds have five billion authorized shares of common stock, par value $0.01 per share. Of such shares, 300 million have been allocated to Energy Fund and 500 million to Financial Services Fund: 100 million to Energy
    Fund - Investor Class, 100 million to Energy Fund - Class C, 100 million to Energy Fund - Class K, 300 million to Financial Services Fund - Investor Class, 100 million to Financial Services Fund - Class C and 100 million to Financial Services Fund - Class K.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
(CONTINUED)
INVESCO SECTOR FUNDS, INC.
MARCH 31, 2001

                                                                                                HEALTH
                                                                        GOLD                  SERVICES
                                                                        FUND                      FUND
------------------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)(b)                                             $     73,657,359       $     1,580,161,914
======================================================================================================
  At Value(a)(b)                                            $     60,735,282       $     1,572,055,190
Cash                                                                     447                    29,442
Receivables:
  Investment Securities Sold                                       2,433,111                19,324,812
  Fund Shares Sold                                                 2,271,002                10,217,481
  Dividends and Interest                                             150,058                 1,794,543
Prepaid Expenses and Other Assets                                     38,265                    83,798
======================================================================================================
TOTAL ASSETS                                                      65,628,165             1,603,505,266
======================================================================================================
LIABILITIES
Payables:
  Investment Securities Purchased                                     53,496                 7,907,191
  Fund Shares Repurchased                                          1,039,774                 1,264,078
  Interfund Borrowings                                                     0                 2,727,837
Depreciation on Forward Foreign Currency Contracts                       513                         0
Accrued Distribution Expenses
  Investor Class                                                      14,253                   347,411
  Class C                                                                 38                     7,348
Accrued Expenses and Other Payables                                   33,568                   105,219
======================================================================================================
TOTAL LIABILITIES                                                  1,141,642                12,359,084
======================================================================================================
NET ASSETS AT VALUE                                         $     64,486,523       $     1,591,146,182
======================================================================================================
NET ASSETS
Paid-in Capital(c)                                          $    280,192,870       $     1,644,203,484
Accumulated Undistributed (Distributions in Excess of)
  Net Investment Loss                                              (370,755)                 (130,572)
Accumulated Undistributed Net Realized Loss on
  Investment Securities and Foreign Currency Transactions      (202,413,389)              (44,800,289)
Net Depreciation of Investment Securities and
  Foreign Currency Transactions                                 (12,922,203)               (8,126,441)
======================================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding       $     64,486,523       $     1,591,146,182
======================================================================================================
NET ASSETS AT VALUE:
  Investor Class                                            $     64,429,312       $     1,580,377,976
======================================================================================================
  Class C                                                   $         57,211       $        10,767,392
======================================================================================================
  Class K                                                   $             --       $               814
======================================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(CONTINUED)
INVESCO SECTOR FUNDS, INC.
MARCH 31, 2001
                                                                                                HEALTH
                                                                        GOLD                  SERVICES
                                                                        FUND                      FUND
                                                                 (CONTINUED)               (CONTINUED)
------------------------------------------------------------------------------------------------------
Shares Outstanding
  Investor Class                                                  45,172,489                34,524,282
  Class C                                                             37,345                   237,158
  Class K                                                                 --                        18
======================================================================================================
NET ASSET VALUE, Offering and Redemption Price per Share
  Investor Class                                            $           1.43       $             45.78
  Class C (excludes applicable contingent deferred
    sales charge)                                           $           1.53       $             45.40
  Class K                                                   $             --       $             45.43
======================================================================================================

(a) Investment securities at cost and value at March 31, 2001 includes a repurchase agreement of $3,743,000 for Gold Fund.
(b) Investment securities at March 31, 2001 includes gold bullion cost of $9,475,206 and value of $8,635,629 for Gold Fund.
(c) The Funds have five billion authorized shares of common stock, par value $0.01 per share. Of such shares, 400 million have been allocated to Gold Fund and 300 million to Health Sciences Fund: 200 million to Gold Fund - Investor Class, 200 million to Gold Fund - Class C, 100 million to Health Sciences Fund - Investor Class, 100 million to Health Sciences Fund - Class C and 100 million to Health Sciences Fund - Class K.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
(CONTINUED)
INVESCO SECTOR FUNDS, INC.
MARCH 31, 2001

                                                                                           REAL ESTATE
                                                                     LEISURE               OPPORTUNITY
                                                                        FUND                      FUND
------------------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                $    481,202,880       $        29,938,833
======================================================================================================
  At Value(a)                                               $    611,107,153       $        29,654,823
Cash                                                                       0                     9,543
Receivables:
  Fund Shares Sold                                                 3,002,663                    80,465
  Dividends and Interest                                             570,146                   218,753
Prepaid Expenses and Other Assets                                     37,972                    18,068
======================================================================================================
TOTAL ASSETS                                                     614,717,934                29,981,652
======================================================================================================
LIABILITIES
Payables:
  Custodian                                                            6,489                         0
  Distributions to Shareholders                                            0                     3,393
  Fund Shares Repurchased                                          1,733,529                    87,596
Accrued Distribution Expenses
  Investor Class                                                     134,346                     6,514
  Class C                                                              4,213                     1,246
Accrued Expenses and Other Payables                                   23,338                       701
======================================================================================================
TOTAL LIABILITIES                                                  1,901,915                    99,450
======================================================================================================
NET ASSETS AT VALUE                                         $    612,816,019       $        29,882,202
======================================================================================================
NET ASSETS
Paid-in Capital(b)                                          $    477,089,804       $        37,306,461
Accumulated Undistributed Net Investment Income (Loss)              (33,266)                    44,209
Accumulated Undistributed Net Realized Gain (Loss) on
  Investment Securities and Foreign Currency Transactions          5,859,007               (7,184,458)
Net Appreciation (Depreciation) of Investment Securities and
  Foreign Currency Transactions                                  129,900,474                 (284,010)
======================================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding       $    612,816,019       $        29,882,202
======================================================================================================
NET ASSETS AT VALUE:
  Investor Class                                            $    607,428,057       $        28,545,715
======================================================================================================
  Class C                                                   $      5,387,962       $         1,336,487
======================================================================================================
Shares Outstanding
  Investor Class                                                  16,361,381                 4,008,896
  Class C                                                            146,393                   188,290
======================================================================================================
NET ASSET VALUE, Offering and Redemption Price per Share
  Investor Class                                            $          37.13       $              7.12
  Class C (excludes applicable contingent deferred
    sales charge)                                           $          36.80       $              7.10
======================================================================================================

(a) Investment securities at cost and value at March 31, 2001 include repurchase agreements of $10,405,000 and $1,230,000 for Leisure and Real Estate Opportunity Funds, respectively.
(b) The Funds have five billion authorized shares of common stock, par value $0.01 per share. Of such shares, 200 million have been allocated to Leisure Fund and 200 million to Real Estate Opportunity Fund: 100 million to each Investor Class and 100 million to each Class C.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
(CONTINUED)
INVESCO SECTOR FUNDS, INC.
MARCH 31, 2001

                                                                  TECHNOLOGY        TELECOMMUNICATIONS
                                                                        FUND                      FUND
------------------------------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                $  4,885,853,515       $     1,966,788,792
======================================================================================================
  At Value(a)                                               $  3,553,423,564       $     1,489,788,400
Cash                                                                 251,584                   128,720
Foreign Currency (Cost $0 and $607, respectively)                          0                       577
Receivables:
  Investment Securities Sold                                      17,835,480                 7,120,578
  Fund Shares Sold                                                30,945,796                24,682,090
  Dividends and Interest                                             624,752                   574,534
Prepaid Expenses and Other Assets                                    360,243                   199,098
======================================================================================================
TOTAL ASSETS                                                   3,603,441,419             1,522,493,997
======================================================================================================
LIABILITIES
Payables:
  Investment Securities Purchased                                          0                20,320,452
  Fund Shares Repurchased                                          8,233,351                 3,058,612
Depreciation on Forward Foreign Currency Contracts                         0                    60,405
Accrued Distribution Expenses
  Investor Class                                                     542,277                   367,881
  Class C                                                             13,187                     9,566
Accrued Expenses and Other Payables                                   66,199                    36,417
======================================================================================================
TOTAL LIABILITIES                                                  8,855,014                23,853,333
======================================================================================================
NET ASSETS AT VALUE                                         $  3,594,586,405       $     1,498,640,664
======================================================================================================
NET ASSETS
Paid-in Capital(b)                                          $  6,080,249,852       $     2,373,751,786
Accumulated Undistributed (Distributions in Excess of)
  Net Investment Loss                                            (2,026,725)                  (50,016)
Accumulated Undistributed Net Realized Loss on
  Investment Securities and Foreign Currency Transactions    (1,151,205,286)             (398,059,214)
Net Depreciation of Investment Securities
  and Foreign Currency Transactions                          (1,332,431,436)             (477,001,892)
======================================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding       $  3,594,586,405       $     1,498,640,664
======================================================================================================
NET ASSETS AT VALUE:
  Institutional Class                                       $  1,396,788,234                        --
======================================================================================================
  Investor Class                                            $  2,181,878,864       $     1,486,660,313
======================================================================================================
  Class C                                                   $     15,918,722       $        11,979,697
======================================================================================================
  Class K                                                   $            585       $               654
======================================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(CONTINUED)
INVESCO SECTOR FUNDS, INC.
MARCH 31, 2001

                                                                  TECHNOLOGY        TELECOMMUNICATIONS
                                                                        FUND                      FUND
                                                                 (CONTINUED)               (CONTINUED)
------------------------------------------------------------------------------------------------------
Shares Outstanding
  Institutional Class                                             38,824,935                       --
  Investor Class                                                  61,284,657               62,229,121
  Class C                                                            451,978                  505,401
  Class K                                                                 17                       27
=====================================================================================================
NET ASSET VALUE, Offering and Redemption Price per Share
  Institutional Class                                       $          35.98                       --
  Investor Class                                            $          35.60        $           23.89
  Class C (excludes applicable contingent deferred
    sales charge)                                           $          35.22        $           23.70
  Class K                                                   $          35.09        $           23.80
=====================================================================================================

(a) Investment securities at cost and value at March 31, 2001 include repurchase agreements of $3,366,000 and $6,303,000 for the Technology and Telecommunications Funds, respectively.
(b) The Funds have five billion authorized shares of common stock, par value $0.01 per share. Of such shares, 800 million have been allocated to Technology Fund and 700 million to Telecommunications Fund: 300 million to Technology Fund - Institutional Class, 300 million to Technology Fund - Investor Class, 100 million to Technology Fund - Class C, 100 million to Technology Fund - Class K, 300 million to Telecommunications Fund - Investor Class, 200 million to Telecommunications Fund - Class C and 200 million to Telecommunications Fund - Class K.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
(CONTINUED)
INVESCO SECTOR FUNDS, INC.
MARCH 31, 2001
                                                                       UTILITIES
                                                                            FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                $        173,920,599
================================================================================
  At Value(a)                                               $        239,440,774
Cash                                                                       3,689
Receivables:
  Investment Securities Sold                                          18,093,351
  Fund Shares Sold                                                     3,289,725
  Dividends and Interest                                                 218,361
Prepaid Expenses and Other Assets                                         36,027
================================================================================
TOTAL ASSETS                                                         261,081,927
================================================================================
LIABILITIES
Payables:
  Distributions to Shareholders                                           16,787
  Investment Securities Purchased                                     24,340,977
  Fund Shares Repurchased                                                168,617
Depreciation on Forward Foreign Currency Contracts                        32,962
Accrued Distribution Expenses
  Investor Class                                                          49,474
  Class C                                                                  1,919
Accrued Expenses and Other Payables                                       15,472
================================================================================
TOTAL LIABILITIES                                                     24,626,208
================================================================================
NET ASSETS AT VALUE                                         $        236,455,719
================================================================================
NET ASSETS
Paid-in Capital(b)                                          $        175,640,334
Accumulated Undistributed Net Investment Income                           15,240
Accumulated Undistributed Net Realized Loss on
  Investment Securities and Foreign Currency Transactions            (4,720,030)
Net Appreciation of Investment Securities
  and Foreign Currency Transactions                                   65,520,175
================================================================================
NET ASSETS AT VALUE, Applicable to Shares Outstanding       $        236,455,719
================================================================================
NET ASSETS AT VALUE:
  Investor Class                                            $        232,876,890
================================================================================
  Class C                                                   $          3,578,829
================================================================================
Shares Outstanding
  Investor Class                                                      14,378,638
  Class C                                                                222,582
================================================================================
NET ASSET VALUE, Offering and Redemption Price per Share
  Investor Class                                            $              16.20
  Class C (excludes applicable contingent deferred
    sales charge)                                           $              16.08
================================================================================
(a) Investment securities at cost and value at March 31, 2001 includes a
    repurchase agreement of $2,417,000                      .
(b) The Funds have five billion authorized shares of common stock, par value $0.01 per share. Of such shares, 200 million have been allocated to Utilities Fund: 100 million to Investor Class and 100 million to Class C.

See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO SECTOR FUNDS, INC.
YEAR ENDED MARCH 31, 2001 (NOTE 1)

                                                                             FINANCIAL
                                                       ENERGY                 SERVICES
                                                         FUND                     FUND
--------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                       $   3,431,579           $   15,327,052
Dividends from Affiliated Investment Companies         83,414                2,388,898
Interest                                              731,696                3,944,449
  Foreign Taxes Withheld                             (49,491)                (119,593)
======================================================================================
  TOTAL INCOME                                      4,197,198               21,540,806
======================================================================================
EXPENSES
Investment Advisory Fees                            2,908,288                8,411,466
Distribution Expenses
  Investor Class                                      981,992                3,330,114
  Class C                                              39,261                   64,053
  Class K                                                   2                        1
Transfer Agent Fees                                 1,082,729                3,600,833
Administrative Services Fees                          188,526                  612,303
Custodian Fees and Expenses                            36,421                  104,590
Directors' Fees and Expenses                           21,087                   56,972
Interest Expenses                                     129,724                        0
Professional Fees and Expenses                         19,231                   32,490
Registration Fees and Expenses - Investor Class        72,573                   67,290
Reports to Shareholders                               156,587                  486,763
Other Expenses                                          9,147                   31,117
======================================================================================
  TOTAL EXPENSES                                    5,645,568               16,797,992
  Fees and Expenses Paid Indirectly                  (36,092)                (103,768)
======================================================================================
    NET EXPENSES                                    5,609,476               16,694,224
======================================================================================
NET INVESTMENT INCOME (LOSS)                      (1,412,278)                4,846,582
======================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
  Investment Securities                            48,392,802               93,066,699
  Foreign Currency Transactions                         (171)              (1,084,547)
======================================================================================
    Total Net Realized Gain                        48,392,631               91,982,152
======================================================================================
Change in Net Depreciation of:
  Investment Securities                           (3,254,253)              (2,856,202)
  Foreign Currency Transactions                         (837)                 (41,372)
======================================================================================
    Total Net Depreciation                        (3,255,090)              (2,897,574)
======================================================================================
NET GAIN ON INVESTMENT SECURITIES
  AND FOREIGN CURRENCY TRANSACTIONS                45,137,541               89,084,578
======================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS      $  43,725,263           $   93,931,160
======================================================================================

See Notes to Financial Statements

STATEMENT OF OPERATIONS (CONTINUED)
INVESCO SECTOR FUNDS, INC.
YEAR ENDED MARCH 31, 2001 (NOTE 1)

                                                                                HEALTH
                                                         GOLD                 SCIENCES
                                                         FUND                     FUND
--------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                       $     707,651           $    8,713,489
Dividends from Affiliated Investment Companies              0                2,941,648
Interest                                              281,981                7,801,251
  Foreign Taxes Withheld                             (40,016)                (257,150)
======================================================================================
  TOTAL INCOME                                        949,616               19,199,238
======================================================================================
EXPENSES
Investment Advisory Fees                              540,483               11,358,163
Distribution Expenses
  Investor Class                                      180,143                4,689,576
  Class C                                                  72                   50,798
  Class K                                                  --                        1
Transfer Agent Fees                                   675,372                4,946,997
Administrative Services Fees                           42,429                  856,410
Custodian Fees and Expenses                            47,024                  227,626
Directors' Fees and Expenses                           11,848                   77,186
Interest Expenses                                      10,385                   34,869
Professional Fees and Expenses                         18,066                   46,137
Registration Fees and Expenses - Investor Class        48,117                  165,456
Reports to Shareholders                               109,067                  758,553
Other Expenses                                          4,188                   44,859
======================================================================================
  TOTAL EXPENSES                                    1,687,194               23,256,631
  Fees and Expenses Paid Indirectly                  (22,425)                (229,083)
======================================================================================
    NET EXPENSES                                    1,664,769               23,027,548
======================================================================================
NET INVESTMENT LOSS                                 (715,153)              (3,828,310)
======================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
  Investment Securities                           (7,588,095)              161,767,817
  Foreign Currency Transactions                     (339,671)              (1,846,215)
======================================================================================
    Total Net Realized Gain (Loss)                (7,927,766)              159,921,602
======================================================================================
Change in Net Appreciation (Depreciation) of:
  Investment Securities                             3,215,699            (238,503,442)
  Foreign Currency Transactions                   (1,700,815)              (9,989,911)
======================================================================================
    Total Net Appreciation (Depreciation)           1,514,884            (248,493,353)
======================================================================================
NET LOSS ON INVESTMENT SECURITIES
  AND FOREIGN CURRENCY TRANSACTIONS               (6,412,882)             (88,571,751)
======================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS      $ (7,128,035)           $ (92,400,061)
======================================================================================

See Notes to Financial Statements

STATEMENT OF OPERATIONS (CONTINUED)
INVESCO SECTOR FUNDS, INC.
YEAR ENDED MARCH 31, 2001

                                                                           REAL ESTATE
                                                      LEISURE              OPPORTUNITY
                                                         FUND                     FUND
--------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                       $   3,035,867           $    1,639,281
Dividends from Affiliated Investment Companies        433,360                        0
Interest                                            1,437,454                  152,440
  Foreign Taxes Withheld                             (66,486)                  (3,137)
======================================================================================
  TOTAL INCOME                                      4,840,195                1,788,584
======================================================================================
EXPENSES
Investment Advisory Fees                            4,066,724                  262,671
Distribution Expenses
  Investor Class                                    1,424,662                   84,802
  Class C                                              19,395                   11,021
Transfer Agent Fees                                 1,551,192                  184,023
Administrative Services Fees                          267,312                   25,760
Custodian Fees and Expenses                            84,932                   14,032
Directors' Fees and Expenses                           27,835                   10,020
Interest Expenses                                       3,698                   27,472
Professional Fees and Expenses                         24,417                   20,454
Registration Fees and Expenses - Investor Class        83,150                   34,669
Reports to Shareholders                               256,147                   39,925
Other Expenses                                         13,601                    1,556
======================================================================================
  TOTAL EXPENSES                                    7,823,065                  716,405
  Fees and Expenses Absorbed by Investment Adviser          0                (146,767)
  Fees and Expenses Paid Indirectly                  (65,037)                 (11,742)
======================================================================================
    NET EXPENSES                                    7,758,028                  557,896
======================================================================================
NET INVESTMENT INCOME (LOSS)                      (2,917,833)                1,230,688
======================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
  Investment Securities                            47,378,869                2,022,043
  Foreign Currency Transactions                   (1,492,517)                       37
======================================================================================
    Total Net Realized Gain                        45,886,352                2,022,080
======================================================================================
Change in Net Depreciation of:
  Investment Securities                          (80,001,062)                (724,774)
  Foreign Currency Transactions                     (466,300)                        0
======================================================================================
    Total Net Depreciation                       (80,467,362)                (724,774)
======================================================================================
NET GAIN (LOSS) ON INVESTMENT SECURITIES
  AND FOREIGN CURRENCY TRANSACTIONS              (34,581,010)                1,297,306
======================================================================================
NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                               $(37,498,843)           $    2,527,994
======================================================================================

See Notes to Financial Statements

STATEMENT OF OPERATIONS (CONTINUED)
INVESCO SECTOR FUNDS, INC.
YEAR ENDED MARCH 31, 2001 (NOTE 1)

                                                   TECHNOLOGY       TELECOMMUNICATIONS
                                                         FUND                     FUND
--------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                       $   4,072,027           $    5,499,859
Dividends from Affiliated Investment Companies     19,055,022                9,243,131
Interest                                           15,259,218                9,140,111
  Foreign Taxes Withheld                            (276,097)                (192,016)
======================================================================================
  TOTAL INCOME                                     38,110,170               23,691,085
======================================================================================
EXPENSES
Investment Advisory Fees                           34,626,535               15,464,737
Distribution Expenses
  Investor Class                                   10,806,273                7,732,600
  Class C                                             124,799                  104,203
  Class K                                                   1                        1
Transfer Agent Fees                                 9,245,138                7,013,823
Administrative Services Fees                        3,396,715                1,406,557
Custodian Fees and Expenses                           642,931                  426,220
Directors' Fees and Expenses                          250,219                  108,381
Interest Expenses                                     170,776                   22,937
Professional Fees and Expenses                        146,607                   68,596
Registration Fees and Expenses
  Institutional Class                                 639,761                       --
  Investor Class                                      471,992                  637,444
Reports to Shareholders                             1,055,731                1,042,067
Other Expenses                                        167,828                   71,240
======================================================================================
  TOTAL EXPENSES                                   61,745,306               34,098,806
  Fees and Expenses Absorbed by
    Investment Adviser                                      0                      (3)
  Fees and Expenses Paid Indirectly                 (531,784)                (441,867)
======================================================================================
    NET EXPENSES                                   61,213,522               33,656,936
======================================================================================
NET INVESTMENT LOSS                              (23,103,352)              (9,965,851)
======================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES
Net Realized Loss on:
  Investment Securities                       (1,142,301,280)            (382,988,279)
  Foreign Currency Transactions                   (1,221,307)             (14,712,045)
======================================================================================
    Total Net Realized Loss                   (1,143,522,587)            (397,700,324)
======================================================================================
Change in Net Depreciation of:
  Investment Securities                       (5,385,590,280)          (2,139,195,388)
  Foreign Currency Transactions                  (19,770,640)             (13,397,731)
======================================================================================
    Total Net Depreciation                    (5,405,360,920)          (2,152,593,119)
======================================================================================
NET LOSS ON INVESTMENT SECURITIES
  AND FOREIGN CURRENCY TRANSACTIONS           (6,548,883,507)          (2,550,293,443)
======================================================================================
NET DECREASE IN NET ASSETS
  FROM OPERATIONS                          $  (6,571,986,859)       $  (2,560,259,294)
======================================================================================

See Notes to Financial Statements

INVESCO SECTOR FUNDS, INC.
YEAR ENDED MARCH 31, 2001

                                                                       UTILITIES
                                                                            FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                      $       3,526,041
Dividends from Affiliated Investment Companies                           636,720
Interest                                                                 935,567
  Foreign Taxes Withheld                                                (13,711)
================================================================================
  TOTAL INCOME                                                         5,084,617
================================================================================
EXPENSES
Investment Advisory Fees                                               1,875,174
Distribution Expenses
  Investor Class                                                         622,241
  Class C                                                                 11,127
Transfer Agent Fees                                                      646,137
Administrative Services Fees                                             122,510
Custodian Fees and Expenses                                               29,855
Directors' Fees and Expenses                                              17,955
Professional Fees and Expenses                                            18,899
Registration Fees and Expenses - Investor Class                           52,251
Reports to Shareholders                                                  111,614
Other Expenses                                                             6,800
================================================================================
  TOTAL EXPENSES                                                       3,514,563
  Fees and Expenses Absorbed by Investment Adviser                     (245,115)
  Fees and Expenses Paid Indirectly                                     (24,976)
================================================================================
    NET EXPENSES                                                       3,244,472
================================================================================
NET INVESTMENT INCOME                                                  1,840,145
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
  Investment Securities                                                1,233,482
  Foreign Currency Transactions                                        (339,031)
================================================================================
    Total Net Realized Gain                                              894,451
================================================================================
Change in Net Depreciation of:
  Investment Securities                                             (44,391,782)
  Foreign Currency Transactions                                         (76,418)
================================================================================
    Total Net Depreciation                                          (44,468,200)
================================================================================
NET LOSS ON INVESTMENT SECURITIES
  AND FOREIGN CURRENCY TRANSACTIONS                                 (43,573,749)
================================================================================
NET DECREASE IN NET ASSETS
  FROM OPERATIONS                                              $    (41,733,604)
================================================================================
See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
ENERGY FUND

                                                        YEAR            PERIOD               YEAR
                                                       ENDED             ENDED              ENDED
                                                    MARCH 31          MARCH 31         OCTOBER 31
-------------------------------------------------------------------------------------------------
                                                        2001           2000(a)               1999
                                                    (Note 1)
OPERATIONS
Net Investment Loss                           $  (1,412,278)   $     (194,158)      $    (82,989)
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions               48,392,631         8,756,728          6,804,236
Change in Net Appreciation (Depreciation)
  of Investment Securities and Foreign
  Currency Transactions                          (3,255,090)        32,665,684         18,193,660
=================================================================================================
NET INCREASE IN NET ASSETS
  FROM OPERATIONS                                 43,725,263        41,228,254         24,914,907
=================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
In Excess of Net Investment Income - Investor Class        0                 0          (115,167)
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions
     Investor Class                             (29,624,511)                 0                  0
     Class C                                       (376,716)                 0                  0
=================================================================================================
TOTAL DISTRIBUTIONS                             (30,001,227)                 0          (115,167)
=================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                               1,427,865,393       377,979,679        943,138,107
  Class C                                         14,185,413            14,738                 --
  Class K                                              1,000                --                 --
Reinvestment of Distributions
  Investor Class                                  28,252,815                 0            108,078
  Class C                                            356,066                 0                 --
=================================================================================================
                                               1,470,660,687       377,994,417        943,246,185
Amounts Paid for Repurchases of Shares
  Investor Class                             (1,245,859,519)     (393,910,969)      (909,365,271)
  Class C                                        (5,422,728)                 0                 --
=================================================================================================
                                             (1,251,282,247)     (393,910,969)      (909,365,271)
NET INCREASE (DECREASE) IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                   219,378,440      (15,916,552)         33,880,914
=================================================================================================
TOTAL INCREASE IN NET ASSETS                     233,102,476        25,311,702         58,680,654
NET ASSETS
Beginning of Period                              221,447,751       196,136,049        137,455,395
=================================================================================================
End of Period (Including Accumulated
  Undistributed (Distributions in Excess of)
  Net Investment Loss of ($20,040),
  ($16,462) and ($14,351), respectively)      $  454,550,227   $   221,447,751      $ 196,136,049
=================================================================================================


STATEMENT OF CHANGES IN NET ASSETS
(CONTINUED)
ENERGY FUND (CONTINUED)

                                                        YEAR            PERIOD               YEAR
                                                       ENDED             ENDED              ENDED
                                                    MARCH 31          MARCH 31         OCTOBER 31
-------------------------------------------------------------------------------------------------
                                                        2001           2000(a)               1999
                                                    (Note 1)
FUND SHARE TRANSACTIONS
Shares Sold
  Investor Class                                  70,862,477        25,616,841         74,761,155
  Class C                                            694,322               913                 --
  Class K                                                 60                --                 --
Shares Issued from Reinvestment of Distributions
  Investor Class                                   1,685,729                 0             10,747
  Class C                                             21,360                 0                 --
=================================================================================================
                                                  73,263,948        25,617,754         74,771,902
Shares Repurchased
  Investor Class                                (62,672,864)      (27,227,033)       (72,598,537)
  Class C                                          (272,046)                 0                 --
=================================================================================================
                                                (62,944,910)      (27,227,033)       (72,598,537)
NET INCREASE (DECREASE)
  IN FUND SHARES                                  10,319,038       (1,609,279)          2,173,365
=================================================================================================

(a) From November 1, 1999 to March 31, 2000, the Fund's current fiscal year end.

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
(CONTINUED)
FINANCIAL SERVICES FUND

                                                        YEAR            PERIOD               YEAR
                                                       ENDED             ENDED              ENDED
                                                    MARCH 31          MARCH 31         OCTOBER 31
-------------------------------------------------------------------------------------------------
                                                        2001           2000(a)               1999
                                                    (Note 1)
OPERATIONS
Net Investment Income                           $  4,846,582   $     1,116,743      $   3,414,058
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions               91,982,152        18,617,747        106,704,595
Change in Net Appreciation (Depreciation)
   of Investment Securities and Foreign
  Currency Transactions                          (2,897,574)      (24,563,334)         63,074,194
=================================================================================================
NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS                                 93,931,160       (4,828,844)        173,192,847
=================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income
  Investor Class                                 (4,750,920)       (1,119,811)        (3,356,533)
  Class C                                           (29,946)              (19)                 --
  Class K                                                (4)                --                 --
In Excess of Net Investment Income
  Investor Class                                    (68,377)          (64,486)                  0
  Class C                                              (431)             (398)                 --
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions
     Investor Class                             (53,917,693)     (107,176,405)      (109,018,838)
     Class C                                       (350,259)                 0                 --
=================================================================================================
TOTAL DISTRIBUTIONS                             (59,117,630)     (108,361,119)      (112,375,371)
=================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                               2,003,095,687       833,986,456      1,613,190,305
  Class C                                         21,217,019           130,118                 --
  Class K                                              1,000                --                 --
Reinvestment of Distributions
  Investor Class                                  57,043,782       104,460,580        108,801,157
  Class C                                            360,882               387                 --
  Class K                                                  4                --                 --
=================================================================================================
                                               2,081,718,374       938,577,541      1,721,991,462
Amounts Paid for Repurchases of Shares
  Investor Class                             (1,860,399,597)     (934,454,266)    (1,957,908,508)
  Class C                                        (8,816,071)                 0                 --
=================================================================================================
                                             (1,869,215,668)     (934,454,266)    (1,957,908,508)
NET INCREASE (DECREASE) IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                   212,502,706         4,123,275      (235,917,046)
=================================================================================================
TOTAL INCREASE (DECREASE) IN
  NET ASSETS                                     247,316,236     (109,066,688)      (175,099,570)
NET ASSETS
Beginning of Period                            1,133,488,301     1,242,554,989      1,417,654,559
=================================================================================================
End of Period (Including Accumulated
  Undistributed (Distributions in Excess of)
  Net Investment Income of ($74,998),
  ($65,712) and $3,087, respectively)         $1,380,804,537   $ 1,133,488,301     $1,242,554,989
=================================================================================================

STATEMENT OF CHANGES IN NET ASSETS
(CONTINUED)
FINANCIAL SERVICES FUND (CONTINUED)

                                                        YEAR            PERIOD               YEAR
                                                       ENDED             ENDED              ENDED
                                                    MARCH 31          MARCH 31         OCTOBER 31
-------------------------------------------------------------------------------------------------
                                                        2001           2000(a)               1999
                                                    (Note 1)
FUND SHARE TRANSACTIONS
Shares Sold
  Investor Class                                  66,781,638        32,076,355         55,199,855
  Class C                                            700,598             5,090                 --
  Class K                                                 34                --                 --
Shares Issued from Reinvestment of Distributions
  Investor Class                                   1,937,153         3,991,575          4,049,413
  Class C                                             12,302                14                 --
  Class K                                                  1                --                 --
=================================================================================================
                                                  69,431,726        36,073,034         59,249,268
Shares Repurchased
  Investor Class                                (63,105,100)      (36,083,954)
  Class C                                          (292,458)                 0                 --
=================================================================================================
                                                                  (63,397,558)       (36,083,954)
NET INCREASE (DECREASE) IN
  FUND SHARES                                      6,034,168          (10,920)        (8,044,762)
=================================================================================================

(a) From November 1, 1999 to March 31, 2000, the Fund's current fiscal year end.


See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
(CONTINUED)
GOLD FUND

                                                        YEAR            PERIOD               YEAR
                                                       ENDED             ENDED              ENDED
                                                    MARCH 31          MARCH 31         OCTOBER 31
-------------------------------------------------------------------------------------------------
                                                        2001           2000(a)               1999
                                                    (Note 1)
OPERATIONS
Net Investment Loss                           $    (715,153)   $     (289,172)     $  (1,639,042)
Net Realized Loss on Investment Securities
  and Foreign Currency Transactions              (7,927,766)      (27,939,242)       (32,020,620)
Change in Net Appreciation of Investment
  Securities and Foreign Currency Transactions     1,514,884        14,432,798         28,110,121
=================================================================================================
NET DECREASE IN NET ASSETS
  FROM OPERATIONS                                (7,128,035)      (13,795,616)        (5,549,541)
=================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
In Excess of Net Investment Income
  Investor Class                                 (1,685,360)                 0                  0
  Class C                                              (187)                 0                 --
=================================================================================================
TOTAL DISTRIBUTIONS                              (1,685,547)                 0                  0
=================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                                 284,970,862       247,805,590        662,595,028
  Class C                                            165,244             1,000                 --
Reinvestment of Distributions
  Investor Class                                   1,624,338                 0                  0
  Class C                                                187                 0                 --
=================================================================================================
                                                 286,760,631       247,806,590        662,595,028
Amounts Paid for Repurchases of Shares
  Investor Class                               (294,826,446)     (252,292,879)      (664,541,935)
  Class C                                          (105,113)                 0                 --
=================================================================================================
                                               (294,931,559)     (252,292,879)      (664,541,935)
NET DECREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                   (8,170,928)       (4,486,289)        (1,946,907)
=================================================================================================
TOTAL DECREASE IN NET ASSETS                    (16,984,510)      (18,281,905)        (7,496,448)
NET ASSETS
Beginning of Period                               81,471,033        99,752,938        107,249,386
=================================================================================================
End of Period (Including Accumulated
  Undistributed (Distributions in Excess of)
  Net Investment Loss of ($370,755),
  ($1,039,958) and ($754,980), respectively)  $   64,486,523   $    81,471,033      $  99,752,938
=================================================================================================

STATEMENT OF CHANGES IN NET ASSETS
(CONTINUED)
GOLD FUND (CONTINUED)

                                                        YEAR            PERIOD               YEAR
                                                       ENDED             ENDED              ENDED
                                                    MARCH 31          MARCH 31         OCTOBER 31
-------------------------------------------------------------------------------------------------
                                                        2001           2000(a)               1999
                                                    (Note 1)
FUND SHARE TRANSACTIONS
Shares Sold
  Investor Class                                 184,706,448       144,269,152        348,656,765
  Class C                                            102,350               572                 --
Shares Issued from Reinvestment of Distributions
  Investor Class                                   1,112,560                 0                  0
  Class C                                                119                 0                 --
=================================================================================================
                                                 185,921,477       144,269,724        348,656,765
Shares Repurchased
  Investor Class                               (191,642,238)     (147,646,997)      (350,729,790)
  Class C                                           (65,696)                 0                 --
=================================================================================================
                                               (191,707,934)     (147,646,997)      (350,729,790)
NET DECREASE IN FUND SHARES                      (5,786,457)       (3,377,273)        (2,073,025)
=================================================================================================

(a) From November 1, 1999 to March 31, 2000, the Fund's current fiscal year end.


See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
(CONTINUED)
HEALTH SCIENCES FUND

                                                        YEAR            PERIOD               YEAR
                                                       ENDED             ENDED              ENDED
                                                    MARCH 31          MARCH 31         OCTOBER 31
-------------------------------------------------------------------------------------------------
                                                        2001           2000(a)               1999
                                                    (Note 1)
OPERATIONS
Net Investment Income (Loss)                  $  (3,828,310)   $   (1,546,109)      $   1,047,766
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions              159,921,602        97,143,857        155,541,144
Change in Net Depreciation of Investment
  Securities and Foreign Currency Transactions (248,493,353)      (12,364,408)       (50,467,574)
=================================================================================================
NET INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                        (92,400,061)        83,233,340        106,121,336
DISTRIBUTIONS TO SHAREHOLDERS
=================================================================================================
Net Investment Income - Investor Class                     0       (1,284,813)          (985,748)
In Excess of Net Investment Income - Investor Class        0       (5,741,493)           (12,718)
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions
     Investor Class                            (243,416,910)     (161,053,946)      (198,906,192)
     Class C                                       (842,796)                 0                 --
In Excess of Net Realized Gain on Investment
  Securities and Foreign Currency Transactions
     Investor Class                             (37,709,728)                 0                  0
     Class C                                       (130,564)                 0                 --
=================================================================================================
TOTAL DISTRIBUTIONS                            (282,099,998)     (168,080,252)      (199,904,658)
=================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                               2,131,984,074       943,045,132      1,811,722,158
  Class C                                         58,192,978           616,031                 --
  Class K                                              1,000                --                 --
Reinvestment of Distributions
  Investor Class                                 271,011,772       161,314,490        190,797,614
  Class C                                            959,235                 0                 --
=================================================================================================
                                               2,462,149,059     1,104,975,653      2,002,519,772
Amounts Paid for Repurchases of Shares
  Investor Class                             (2,073,416,119)     (971,010,944)    (1,662,903,600)
  Class C                                       (46,180,062)          (53,039)                 --
  Class K                                                  0                --                 --
=================================================================================================
                                             (2,119,596,181)     (971,063,983)    (1,662,903,600)
NET INCREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                   342,552,878       133,911,670        339,616,172
=================================================================================================
TOTAL INCREASE (DECREASE)
  IN NET ASSETS                                 (31,947,181)        49,064,758        245,832,850
NET ASSETS
Beginning of Period                            1,623,093,363     1,574,028,605      1,328,195,755
=================================================================================================
End of Period (Including Accumulated
  Undistributed (Distributions in Excess of)
  Net Investment Income (Loss) of
  ($130,572), ($4,006,163) and
  $2,830,922, respectively)                   $1,591,146,182   $ 1,623,093,363     $1,574,028,605
=================================================================================================

STATEMENT OF CHANGES IN NET ASSETS
(CONTINUED)
HEALTH SCIENCES FUND (CONTINUED)

                                                        YEAR            PERIOD               YEAR
                                                       ENDED             ENDED              ENDED
                                                    MARCH 31          MARCH 31         OCTOBER 31
-------------------------------------------------------------------------------------------------
                                                        2001           2000(a)               1999
                                                    (Note 1)
FUND SHARE TRANSACTIONS
Shares Sold
  Investor Class                                  35,881,140        15,593,547         30,290,410
  Class C                                          1,102,082             9,263                 --
  Class K                                                 18                --                 --
Shares Issued from Reinvestment of Distributions
  Investor Class                                   4,853,363         2,986,867          3,296,314
  Class C                                             17,268                 0                 --
=================================================================================================
                                                  41,853,871        18,589,677         33,586,724
Shares Repurchased
  Investor Class                                (35,436,402)      (16,312,035)
  Class C                                          (890,653)             (802)                 --
=================================================================================================
                                                (36,327,055)      (16,312,837)       (28,009,716)
NET INCREASE IN FUND SHARES                        5,526,816         2,276,840          5,577,008
=================================================================================================

(a) From November 1, 1999 to March 31, 2000, the Fund's current fiscal year end.

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
(CONTINUED)
LEISURE FUND

                                                        YEAR            PERIOD               YEAR
                                                       ENDED             ENDED              ENDED
                                                    MARCH 31          MARCH 31         OCTOBER 31
-------------------------------------------------------------------------------------------------
                                                        2001           2000(a)               1999
OPERATIONS
Net Investment Loss                           $  (2,917,833)   $   (1,439,320)      $ (2,320,139)
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions               45,886,352        55,649,250         36,627,789
Change in Net Appreciation (Depreciation)
  of Investment Securities and
  Foreign Currency Transactions                 (80,467,362)        23,206,312        122,596,304
=================================================================================================
NET INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                        (37,498,843)        77,416,242        156,903,954
=================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions
        Investor Class                          (90,202,714)      (34,134,824)       (15,505,553)
        Class C                                    (358,038)                 0                 --
=================================================================================================
                                                (90,560,752)      (34,134,824)       (15,505,553)
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                                 526,078,410       243,268,565        398,970,871
  Class C                                         10,669,803            81,160                 --
Reinvestment of Distributions
  Investor Class                                  86,398,897        32,575,033         15,149,269
  Class C                                            304,161                 0                 --
=================================================================================================
                                                 623,451,271       275,924,758        414,120,140
Amounts Paid for Repurchases of Shares
  Investor Class                               (427,005,515)     (212,946,686)      (340,851,793)
  Class C                                        (5,177,447)                 0                 --
=================================================================================================
                                               (432,182,962)     (212,946,686)      (340,851,793)
NET INCREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                   191,268,309        62,978,072         73,268,347
=================================================================================================
TOTAL INCREASE IN NET ASSETS                      63,208,714       106,259,490        214,666,748
NET ASSETS
Beginning of Period                              549,607,305       443,347,815        228,681,067
=================================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Loss of
  ($33,266), ($25,987) and
  ($40,573), respectively)                    $  612,816,019   $   549,607,305      $ 443,347,815
=================================================================================================

STATEMENT OF CHANGES IN NET ASSETS
(CONTINUED)
LEISURE FUND (CONTINUED)

                                                        YEAR            PERIOD               YEAR
                                                       ENDED             ENDED              ENDED
                                                    MARCH 31          MARCH 31         OCTOBER 31
-------------------------------------------------------------------------------------------------
                                                        2001           2000(a)               1999
FUND SHARE TRANSACTIONS
Shares Sold
  Investor Class                                  12,560,880         5,361,158         10,888,255
  Class C                                            269,295             1,781                 --
Shares Issued from Reinvestment of Distributions
  Investor Class                                   2,479,876           768,823            532,486
  Class C                                              8,786                 0                 --
=================================================================================================
                                                  15,318,837         6,131,762         11,420,741
Shares Repurchased
  Investor Class                                (10,342,225)       (4,727,142)        (9,350,638)
  Class C                                          (133,469)                 0                 --
=================================================================================================
                                                (10,475,694)       (4,727,142)        (9,350,638)
NET INCREASE IN FUND SHARES                        4,843,143         1,404,620          2,070,103
=================================================================================================

(a) From November 1, 1999 to March 31, 2000, the Fund's current fiscal year end.


See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
(CONTINUED)
REAL ESTATE OPPORTUNITY FUND

                                                        YEAR            PERIOD               YEAR
                                                       ENDED             ENDED              ENDED
                                                    MARCH 31          MARCH 31            JULY 31
-------------------------------------------------------------------------------------------------
                                                        2001           2000(a)               1999
OPERATIONS
Net Investment Income                         $    1,230,688   $       670,466      $     887,199
Net Realized Gain (Loss) on Investment
  Securities and Foreign Currency Transactions     2,022,080       (1,571,098)        (7,214,616)
Change in Net Appreciation (Depreciation)
  of Investment Securities and
  Foreign Currency Transactions                    (724,774)         1,039,189          3,469,151
=================================================================================================
NET INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                           2,527,994           138,557        (2,858,266)
=================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income
  Investor Class                                 (1,177,353)         (656,613)          (860,435)
  Class C                                           (36,586)             (687)                 --
In Excess of Net Investment Income
  Investor Class                                           0          (79,423)                  0
  Class C                                                  0           (1,049)                 --
In Excess of Net Realized Gain on
  Investment Securities and Foreign Currency
  Transactions - Investor Class                            0                 0        (1,731,958)
=================================================================================================
TOTAL DISTRIBUTIONS                              (1,213,939)         (737,772)        (2,592,393)
=================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                                 186,043,244        59,587,645        116,589,416
  Class C                                          6,649,103           142,000                 --
Reinvestment of Distributions
  Investor Class                                   1,101,802           712,651          2,451,567
  Class C                                             32,921               631                 --
=================================================================================================
                                                 193,827,070        60,442,927        119,040,983
Amounts Paid for Repurchases of Shares
  Investor Class                               (179,971,266)      (57,061,000)      (119,732,760)
  Class C                                        (5,476,059)                 0                 --
=================================================================================================
                                               (185,447,325)      (57,061,000)      (119,732,760)
NET INCREASE (DECREASE) IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                     8,379,745         3,381,927          (691,777)
=================================================================================================
TOTAL INCREASE (DECREASE)
  IN NET ASSETS                                    9,693,800         2,782,712        (6,142,436)
NET ASSETS
Beginning of Period                               20,188,402        17,405,690         23,548,126
=================================================================================================
End of Period (Including Accumulated
  Undistributed (Distributions in Excess of)
  Net Investment Income of $44,209, $4,749
  and ($13,166), respectively)                $   29,882,202   $    20,188,402      $  17,405,690
=================================================================================================

STATEMENT OF CHANGES IN NET ASSETS
(CONTINUED)
REAL ESTATE OPPORTUNITY FUND (CONTINUED)

                                                        YEAR            PERIOD               YEAR
                                                       ENDED             ENDED              ENDED
                                                    MARCH 31          MARCH 31            JULY 31
-------------------------------------------------------------------------------------------------
                                                        2001           2000(a)               1999
FUND SHARE TRANSACTIONS
Shares Sold
  Investor Class                                  25,123,014         9,075,124         15,431,175
  Class C                                            891,258            21,490                 --
Shares Issued from Reinvestment of Distributions
  Investor Class                                     147,229           109,583            346,136
  Class C                                              4,368                95                 --
=================================================================================================
                                                  26,165,869         9,206,292         15,777,311
Shares Repurchased
  Investor Class                                (24,286,293)       (8,683,241)       (15,826,855)
  Class C                                          (728,921)                 0                 --
=================================================================================================
                                                (25,015,214)       (8,683,241)       (15,826,855)
NET INCREASE (DECREASE)
  IN FUND SHARES                                   1,150,655           523,051           (49,544)
=================================================================================================

(a) From August 1, 1999 to March 31, 2000, the Fund's current fiscal year end.


See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
 (CONTINUED)
TECHNOLOGY FUND

                                                        YEAR            PERIOD               YEAR
                                                       ENDED             ENDED              ENDED
                                                    MARCH 31          MARCH 31         OCTOBER 31
-------------------------------------------------------------------------------------------------
                                                        2001           2000(a)               1999
                                                    (Note 1)
OPERATIONS
Net Investment Loss                           $ (23,103,352)   $   (9,508,681)      $(12,386,705)
Net Realized Gain (Loss) on
  Investment Securities and
  Foreign Currency Transactions              (1,143,522,587)       272,767,421        341,752,269
Change in Net Appreciation (Depreciation)
  of Investment Securities and
  Foreign Currency Transactions              (5,405,360,920)     2,972,527,290        930,472,339
=================================================================================================
NET INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                     (6,571,986,859)     3,235,786,030      1,259,837,903
=================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions
     Institutional Class                                   0      (93,076,664)                  0
     Investor Class                                        0     (147,899,340)                  0
In Excess of Net Realized Gain on Investment
  Securities and Foreign Currency Transactions
     Institutional Class                       (111,353,962)                 0                  0
     Investor Class                            (149,597,630)                 0                  0
     Class C                                       (545,994)                 0                 --
=================================================================================================
TOTAL DISTRIBUTIONS                            (261,497,586)     (240,976,004)                  0
=================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Institutional Class                          2,928,308,460     3,012,863,434        835,394,390
  Investor Class                               5,486,755,579     2,898,277,563      2,550,589,823
  Class C                                         87,441,127         3,279,829                 --
  Class K                                              1,500                --                 --
Reinvestment of Distributions
  Institutional Class                            111,353,962        93,076,664                  0
  Investor Class                                 143,059,455       143,222,652                  0
  Class C                                            531,838                 0                 --
=================================================================================================
                                               8,757,451,921     6,150,720,142      3,385,984,213
Amounts Paid for Repurchases of Shares
  Institutional Class                        (3,144,009,088)     (810,896,463)      (128,663,679)
  Investor Class                             (4,617,796,183)   (1,877,537,925)    (2,492,391,489)
  Class C                                       (58,152,019)          (56,864)                 --
  Class K                                              (440)                --                 --
=================================================================================================
                                             (7,819,957,730)   (2,688,491,252)    (2,621,055,168)
NET INCREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                   937,494,191     3,462,228,890        764,929,045
=================================================================================================
TOTAL INCREASE (DECREASE)
  IN NET ASSETS                              (5,895,990,254)     6,457,038,916      2,024,766,948
NET ASSETS
Beginning of Period                            9,490,576,659     3,033,537,743      1,008,770,795
=================================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Loss of
  ($2,026,725), ($91,573) and
  ($64,798), respectively)                    $3,594,586,405   $ 9,490,576,659     $3,033,537,743
=================================================================================================

STATEMENT OF CHANGES IN NET ASSETS
 (CONTINUED)
TECHNOLOGY FUND (CONTINUED)

                                                        YEAR            PERIOD               YEAR
                                                       ENDED             ENDED              ENDED
                                                    MARCH 31          MARCH 31         OCTOBER 31
-------------------------------------------------------------------------------------------------
                                                        2001           2000(a)               1999
                                                    (Note 1)
FUND SHARE TRANSACTIONS
Shares Sold
  Institutional Class                             34,978,375        34,320,746         19,201,080
  Investor Class                                  72,091,619        32,937,088         61,886,040
  Class C                                          1,498,634            29,684                 --
  Class K                                                 24                --                 --
Shares Issued from Reinvestment of Distributions
  Institutional Class                              1,839,345         1,440,043                  0
  Investor Class                                   2,383,924         2,226,662                  0
  Class C                                              8,929                 0                 --
=================================================================================================
                                                 112,800,850        70,954,223         81,087,120
Shares Repurchased
  Institutional Class                           (41,420,602)       (8,625,790)        (2,908,262)
  Investor Class                                (62,581,205)      (21,560,644)       (62,037,041)
  Class C                                        (1,084,745)             (524)                 --
  Class K                                                (7)                --                 --
=================================================================================================
                                               (105,086,559)      (30,186,958)       (64,945,303)
NET INCREASE IN FUND SHARES                        7,714,291        40,767,265         16,141,817
=================================================================================================

(a) From November 1, 1999 to March 31, 2000, the Fund's current fiscal year end.


See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
(CONTINUED)
TELECOMMUNICATIONS FUND

                                                        YEAR            PERIOD               YEAR
                                                       ENDED             ENDED              ENDED
                                                    MARCH 31          MARCH 31            JULY 31
-------------------------------------------------------------------------------------------------
                                                        2001           2000(a)               1999
                                                    (Note 1)
OPERATIONS
Net Investment Loss                           $  (9,965,851)   $   (4,594,030)      $ (2,448,036)
Net Realized Gain (Loss) on
  Investment Securities and
  Foreign Currency Transactions                (397,700,324)       103,221,894          1,700,782
Change in Net Appreciation (Depreciation) of
  Investment Securities and Foreign
  Currency Transactions                      (2,152,593,119)     1,387,851,623        245,324,402
=================================================================================================
NET INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                     (2,560,259,294)     1,486,479,487        244,577,148
=================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
In Excess of Net Investment Income - Investor Class        0           (1,760)                  0
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions
     Investor Class                                        0       (6,140,564)        (5,207,012)
     Class C                                               0                 0                 --
In Excess of Net Realized Gain on Investment
  Securities and Foreign Currency Transactions
     Investor Class                             (94,110,888)                 0                  0
     Class C                                       (448,063)                 0                 --
=================================================================================================
TOTAL DISTRIBUTIONS                             (94,558,951)       (6,142,324)        (5,207,012)
=================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                               2,960,919,502     3,173,803,984      1,499,364,986
  Class C                                         73,939,650         2,702,673                 --
  Class K                                              1,000                --                 --
Reinvestment of Distributions
  Investor Class                                  91,028,079         5,888,130          5,082,544
  Class C                                            434,706                 0                 --
=================================================================================================
                                               3,126,322,937     3,182,394,787      1,504,447,530
Amounts Paid for Repurchases of Shares
  Investor Class                             (3,047,946,756)   (1,563,433,689)      (991,137,779)
  Class C                                       (53,337,360)         (134,566)                 --
=================================================================================================
                                             (3,101,284,116)   (1,563,568,255)      (991,137,779)
NET INCREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                         25,038,821     1,618,826,532        513,309,751
=================================================================================================
TOTAL INCREASE (DECREASE)
  IN NET ASSETS                              (2,629,779,424)     3,099,163,695        752,679,887
NET ASSETS
Beginning of Period                            4,128,420,088     1,029,256,393        276,576,506
=================================================================================================
End of Period (Including Accumulated
  Undistributed (Distributions in Excess of)
  Net Investment Loss of ($50,016),
  ($20,724) and ($147,992), respectively)     $1,498,640,664   $ 4,128,420,088     $1,029,256,393
=================================================================================================

STATEMENT OF CHANGES IN NET ASSETS
(CONTINUED)
TELECOMMUNICATIONS FUND (CONTINUED)

                                                        YEAR            PERIOD               YEAR
                                                       ENDED             ENDED              ENDED
                                                    MARCH 31          MARCH 31            JULY 31
-------------------------------------------------------------------------------------------------
                                                        2001           2000(a)               1999
                                                    (Note 1)
FUND SHARE TRANSACTIONS
Shares Sold
  Investor Class                                  63,202,919        64,878,508         57,707,098
  Class C                                          2,045,014            41,292                 --
  Class K                                                 27                --                 --
Shares Issued from Reinvestment of Distributions
  Investor Class                                   2,498,712           140,450            268,634
  Class C                                             11,998                 0                 --
=================================================================================================
                                                  67,758,670        65,060,250         57,975,732
Shares Repurchased
  Investor Class                                (67,522,885)      (33,337,392)       (39,721,071)
  Class C                                        (1,590,909)           (1,994)                 --
=================================================================================================
                                                (69,113,794)      (33,339,386)       (39,721,071)
NET INCREASE (DECREASE)
  IN FUND SHARES                                 (1,355,124)        31,720,864         18,254,661
=================================================================================================

(a) From August 1, 1999 to March 31, 2000, the Fund's current fiscal year end.


See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
(CONTINUED)
UTILITIES FUND

                                                        YEAR            PERIOD               YEAR
                                                       ENDED             ENDED              ENDED
                                                    MARCH 31          MARCH 31         OCTOBER 31
-------------------------------------------------------------------------------------------------
                                                        2001           2000(a)               1999
OPERATIONS
Net Investment Income                         $    1,840,145   $       480,288      $   2,031,165
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions                  894,451         8,837,351         13,598,751
Change in Net Appreciation (Depreciation) of
  Investment Securities and Foreign
  Currency Transactions                         (44,468,200)        38,316,856         24,011,435
=================================================================================================
NET INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                        (41,733,604)        47,634,495         39,641,351
=================================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income
  Investor Class                                 (1,816,268)         (466,273)        (2,503,335)
  Class C                                            (9,199)             (279)                 --
In Excess of Net Investment Income
  Investor Class                                     (3,894)                 0                  0
  Class C                                               (20)                 0                 --
Net Realized Gain on Investment Securities
  and Foreign Currency Transactions
     Investor Class                              (9,103,608)      (13,863,914)        (2,496,522)
     Class C                                        (62,592)                 0                 --
In Excess of Net Realized Gain on Investment
  Securities and Foreign Currency Transactions
     Investor Class                              (4,687,719)                 0                  0
     Class C                                        (32,231)                 0                 --
=================================================================================================
TOTAL DISTRIBUTIONS                             (15,715,531)      (14,330,466)        (4,999,857)
=================================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares
  Investor Class                                 175,261,277       114,901,422        245,057,189
  Class C                                          4,677,717           246,653                 --
Reinvestment of Distributions
  Investor Class                                  15,011,577        13,509,969          4,762,842
  Class C                                            103,457               279                 --
=================================================================================================
                                                 195,054,028       128,658,323        249,820,031
Amounts Paid for Repurchases of Shares
  Investor Class                               (160,812,899)     (124,495,345)      (238,436,543)
  Class C                                        (1,137,599)                 0                 --
=================================================================================================
                                               (161,950,498)     (124,495,345)      (238,436,543)
NET INCREASE IN NET ASSETS
  FROM FUND SHARE TRANSACTIONS                    33,103,530         4,162,978         11,383,488
=================================================================================================
TOTAL INCREASE (DECREASE)
  IN NET ASSETS                                 (24,345,605)        37,467,007         46,024,982
NET ASSETS
Beginning of Period                              260,801,324       223,334,317        177,309,335
=================================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Income (Loss)
  of $15,240, ($14,678) and
  ($12,297), respectively)                    $  236,455,719   $   260,801,324      $ 223,334,317
=================================================================================================

STATEMENT OF CHANGES IN NET ASSETS
(CONTINUED)
UTILITIES FUND (CONTINUED)

                                                        YEAR            PERIOD               YEAR
                                                       ENDED             ENDED              ENDED
                                                    MARCH 31          MARCH 31         OCTOBER 31
-------------------------------------------------------------------------------------------------
                                                        2001           2000(a)               1999
FUND SHARE TRANSACTIONS
Shares Sold
  Investor Class                                   9,640,096         5,988,181         14,379,908
  Class C                                            270,322            12,124                 --
Shares Issued from Reinvestment of Distributions
  Investor Class                                     914,288           794,840            297,014
  Class C                                              6,363                14                 --
=================================================================================================
                                                 10,831,069         6,795,159         14,676,922
Shares Repurchased
  Investor Class                                 (8,935,496)       (6,654,534)       (14,079,699)
  Class C                                           (66,241)                 0                 --
=================================================================================================
                                                 (9,001,737)       (6,654,534)       (14,079,699)
NET INCREASE IN FUND SHARES                        1,829,332           140,625            597,223
=================================================================================================

(a) From November 1, 1999 to March 31, 2000, the Fund's current fiscal year end.


See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS
INVESCO Sector Funds, Inc.

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Sector Funds, Inc. is incorporated in Maryland and presently consists of nine separate
Funds: Energy Fund, Financial Services Fund, Gold Fund, Health Sciences Fund, Leisure Fund, Real Estate Opportunity Fund, Technology Fund, Telecommunications Fund and Utilities Fund (individually the "Fund" and collectively, the "Funds"). The investment objectives of the Funds are: to seek capital appreciation through investments in specific business sectors for Energy, Financial Services, Gold, Health Sciences, Leisure and Technology Funds; to achieve current income for Real Estate Opportunity Fund; to achieve a high total return on investments through capital appreciation and current income for Telecommunications Fund; and to seek capital appreciation and income through investments in a specific business sector for Utilities Fund. INVESCO Sector Funds, Inc. is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.

Effective December 1, 2000, Energy, Financial Services, Health Sciences, Technology, and Telecommunications Funds began offering an additional class of shares, referred to as Class K shares. The Funds offer Investor Class and Class C shares, and Technology Fund offers Institutional Class shares. Institutional Class shares are not subject to any distribution fees, while Investor Class, Class C and Class K shares are subject to an annual distribution fee of 0.25%, 1.00% and 0.45%, respectively, of the Fund's annual average net assets attributable to each Class' shares. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price at the close of the regular trading day on the exchange (generally 4:00 p.m. Eastern time) where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid prices at the close of the regular trading day as obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Gold bullion is valued at the close of the New York Stock Exchange. Gold bullion valuation is obtained by a pricing service approved by the Fund's board of directors. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.

Investments in shares of investment companies are valued at the net asset value of the respective mutual fund as calculated each day.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors. Restricted securities are valued in accordance with procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Income and expenses on foreign securities are translated into U.S. dollars at rates of exchange prevailing when accrued. Discounts and premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

Each Fund may invest in securities issued by other INVESCO investment companies that invest in short-term debt securities and seek to maintain a net asset value of one dollar per share. During the year ended March 31, 2001, Energy, Financial Services, Health Sciences, Leisure, Technology, Telecommunications and Utilities Funds invested in INVESCO Treasurer's Money Market Reserve Fund. The income from this investment is recorded in the Statement of Operations.

The Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such investments may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

The Gold Fund may invest in gold bullion which may have significant price movements over short periods of time and may be affected by unpredictable international monetary and political policies. Further, gold bullion may have storage and transaction costs associated with its ownership which may be higher than that of other types of securities.

Restricted securities held by a Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security which each Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. At March 31, 2001, Gold Fund had $1,051,642, $66,206,106, $64,536,948,
$30,924,521 and $37,445,379 in net capital loss carryovers which expire in the years 2003, 2005, 2006, 2007 and 2008, respectively, Real Estate Opportunity Fund had $4,810,352 and $1,790,021 in net capital loss carryovers which expire in the years 2007 and 2008, respectively, Technology Fund had $222,867,413 in net capital loss carryovers which expire in the year 2009, and Telecommunications Fund had $143,489,090 in net capital loss carryovers which expire in the year 2009.

Net capital loss carryovers utilized in 2001 by Energy and Real Estate Opportunity Funds amounted to $18,021,703 and $1,361,800, respectively. Energy, Gold, Health Sciences, Technology, Telecommunications and Utilities Funds incurred and elected to defer post-October 31 net capital losses of $455,415, $815,338, $22,406,577, $870,214,193, $232,803,271 and $4,462,505, respectively, to the year ended March 31, 2002. Gold, Health Sciences, Technology and Telecommunications Funds incurred and elected to defer post-October 31 net currency losses of $122, $8,062, $4,477 and $421 to the year ended March 31, 2002, respectively. To the extent future capital gains and income are offset by capital loss carryovers and deferred post-October 31 losses, such gains and income will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended March 31, 2001, amounts qualifying for the dividends received deduction available to the Fund's corporate shareholders were as follows:

                                                          QUALIFYING
FUND                                                      PERCENTAGE
--------------------------------------------------------------------------------
Financial Services Fund                                     19.55%
Gold Fund                                                    7.61%
Real Estate Opportunity Fund                                 2.21%
Utilities Fund                                              55.28%

There were no such dividends received deductions available for any other Fund.

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for amortized premiums, expired capital loss carryforwards, foreign currency transactions, market discounts, net operating losses and nontaxable dividends.

For the year ended March 31, 2001, the effects of such differences were as follows:

                                              ACCUMULATED
                             ACCUMULATED    UNDISTRIBUTED
                           UNDISTRIBUTED     NET REALIZED
                                     NET   GAIN (LOSS) ON
                              INVESTMENT       INVESTMENT         PAID-IN
FUND                       INCOME (LOSS)       SECURITIES         CAPITAL
--------------------------------------------------------------------------------
Energy Fund                $   1,408,700   $     (224,408)   $ (1,184,292)
Financial Services Fund           (6,190)           4,295          1,895
Gold Fund                      3,069,903             (293)    (3,069,610)
Health Sciences Fund           7,703,901       (6,959,997)      (743,904)
Leisure Fund                   2,910,554       (2,910,125)          (429)
Real Estate Opportunity Fund      22,711          (22,711)             0
Technology Fund               21,168,200          213,268    (21,381,468)
Telecommunications Fund        9,936,559          232,295    (10,168,854)
Utilities Fund                    19,154              (80)       (19,074)

Net investment income (loss), net realized gains (losses) and net assets were not affected.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

G. EXPENSES -- Each Fund or Class bears expenses incurred specifically on its behalf and, in addition, each Fund or Class bears a portion of general expenses, based on the relative net assets of each Fund or Class.

Under an agreement between each Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Similarly, Custodian Fees and Expenses for Energy, Financial Services, Gold, Health Sciences and Telecommunications Funds are reduced by credits earned from security brokerage transactions under certain broker/service arrangements with third parties. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Funds' investment adviser. As compensation for its services to the Funds, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of each Fund's average net assets as follows:

                                      AVERAGE NET ASSETS
-------------------------------------------------------------------------------------
                                            $700       $2       $4       $6
                          $0 TO  $350 TO  MILLION  BILLION  BILLION  BILLION     OVER
                           $350     $700    TO $2    TO $4    TO $6    TO $8       $8
FUND                    MILLION  MILLION  BILLION  BILLION  BILLION  BILLION  BILLION
-------------------------------------------------------------------------------------
Energy Fund               0.75%    0.65%    0.55%    0.45%    0.40%   0.375%    0.35%
Financial Services Fund   0.75%    0.65%    0.55%    0.45%    0.40%   0.375%    0.35%
Gold Fund                 0.75%    0.65%    0.55%    0.45%    0.40%   0.375%    0.35%
Health Sciences Fund      0.75%    0.65%    0.55%    0.45%    0.40%   0.375%    0.35%
Leisure Fund              0.75%    0.65%    0.55%    0.45%    0.40%   0.375%    0.35%
Technology Fund           0.75%    0.65%    0.55%    0.45%    0.40%   0.375%    0.35%
Utilities Fund            0.75%    0.65%    0.55%    0.45%    0.40%   0.375%    0.35%

                                      AVERAGE NET ASSETS
-------------------------------------------------------------------------------------
                                    $500       $1       $2       $4       $6
                          $0 TO  MILLION  BILLION  BILLION  BILLION  BILLION     OVER
                           $500    TO $1    TO $2    TO $4    TO $6    TO $8       $8
FUND                    MILLION  BILLION  BILLION  BILLION  BILLION  BILLION  BILLION
-------------------------------------------------------------------------------------
Real Estate
  Opportunity Fund        0.75%    0.65%    0.55%    0.45%    0.40%   0.375%    0.35%
Telecommunications Fund   0.65%    0.55%    0.45%    0.45%    0.40%   0.375%    0.35%

A plan of distribution pursuant to Rule 12b-1 of the Act provides for compensation of marketing and advertising expenditures to INVESCO Distributors, Inc. ("IDI" or the "Distributor"), a wholly owned subsidiary of IFG, of 0.25% of annual average net assets of Investor Class shares. A master distribution plan and agreement pursuant to Rule 12b-1 of the Act provides for financing the distribution and shareholder servicing of Class C shares of 1.00% per annum of average daily net assets. A plan of distribution pursuant to Rule 12b-1 of the Act provides for financing the distribution and continuing personal shareholder servicing of Class K shares of 0.45% of annual average net assets. Any unreimbursed expenses IDI incurs with respect to Investor Class, Class C and Class K shares in any fiscal year can not be recovered in subsequent years. For the year/period ended March 31, 2001, amounts paid to the Distributor were as follows:

                                     INVESTOR        CLASS       CLASS
FUND                                    CLASS            C           K
--------------------------------------------------------------------------------
Energy Fund                        $  919,023   $   31,852    $      1
Financial Services Fund             3,240,542       53,833           1
Gold Fund                             183,769           35          --
Health Sciences Fund                4,754,558       43,685           1
Leisure Fund                        1,403,226       15,208          --
Real Estate Opportunity Fund           82,198        9,803          --
Technology Fund                    11,411,049      113,341           1
Telecommunications Fund             8,241,908       95,790           1
Utilities Fund                        627,730        9,371          --

IFG receives a transfer agent fee from each Class at an annual rate of $22.50 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month. Prior to June 1, 2000, each Class paid an annual rate of $20.00 per shareholder account, or, where applicable, per participant in an omnibus account, per year.

In accordance with an Administrative Services Agreement, each Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.045% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.

IFG has voluntarily agreed to absorb certain fees and expenses incurred by Real Estate Opportunity, Telecommunications and Utilities Funds for the year ended March 31, 2001.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended March 31, 2001, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

FUND                                   PURCHASES             SALES
--------------------------------------------------------------------------------
Energy Fund                           $780,275,348    $611,916,865
Financial Services Fund              1,461,319,548   1,220,925,840
Gold Fund                               50,930,901      58,063,146
Health Sciences Fund                 3,449,801,895   3,035,524,043
Leisure Fund                           255,389,968     155,515,509
Real Estate Opportunity Fund           114,062,186     103,948,641
Technology Fund                      6,593,827,894   5,917,639,163
Telecommunications Fund              1,759,940,482   1,723,377,296
Utilities Fund                         133,672,541     110,007,646

There were no purchases or sales of U.S. Government Securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At March 31, 2001, the gross appreciation of securities in which there was an excess of value over tax cost, the gross depreciation of securities in which there was an excess of tax cost over value and the resulting net appreciation (depreciation) by Fund were as follows:

                                                                           NET
                                    GROSS              GROSS      APPRECIATION
FUND                         APPRECIATION       DEPRECIATION     (DEPRECIATION)
--------------------------------------------------------------------------------
Energy Fund                 $  55,790,185    $     8,791,600    $   46,998,585
Financial Services Fund       249,344,790         33,425,799       215,918,991
Gold Fund                       4,964,749         19,669,094       (14,704,345)
Health Sciences Fund          104,166,293        134,666,728       (30,500,435)
Leisure Fund                  165,814,926         36,741,153       129,073,773
Real Estate Opportunity Fund    1,692,629          2,613,470          (920,841)
Technology Fund               217,705,565      1,610,114,548    (1,392,408,983)
Telecommunications Fund       150,136,252        648,837,121      (498,700,869)
Utilities Fund                 69,119,817          3,857,167        65,262,650

NOTE 5 -- TRANSACTIONS WITH AFFILIATES AND AFFILIATED COMPANIES. Certain of the Funds' officers and directors are also officers and directors of IFG or IDI.

Each Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as of January 1, 2000, equal to 50% of the sum of the retainer fee plus the meeting attendance fees.

Pension expenses for the year ended March 31, 2001, included in Directors' Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities were as follows:

                                               UNFUNDED
                                PENSION         ACCRUED       PENSION
FUND                           EXPENSES   PENSION COSTS     LIABILITY
--------------------------------------------------------------------------------
Energy Fund                  $    4,628      $        0      $ 20,052
Financial Services Fund          23,374           6,912       103,270
Gold Fund                         1,625          14,089        36,227
Health Sciences Fund             31,172          11,380       131,992
Leisure Fund                      8,523           4,913        37,462
Real Estate Opportunity Fund        375               0         1,881
Technology Fund                  80,225               0       166,989
Telecommunications Fund          33,330               0        49,598
Utilities Fund                    4,198           3,643        21,389

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of the INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

An affiliated company represents ownership by a Fund of at least 5% of the voting securities of the issuer during the period, as defined in the Act. A summary of the transactions during the year ended March 31, 2001, in which the issuer was an affiliate of the Fund, is as follows:

                                                                                  REALIZED
                                   PURCHASES                  SALES                LOSS ON
                           ------------------------------------------------     INVESTMENT    VALUE AT
AFFILIATE                  SHARES           COST        SHARES     PROCEEDS     SECURITIES   3/31/2001
------------------------------------------------------------------------------------------------------
ENERGY FUND
OSCA Inc                  380,000   $  6,141,880       380,000 $  5,411,674    $  (730,206)    $     0

GOLD FUND
Pacific Rim Mining             --             --            --           --             --     220,912
Star Resources            330,000        118,630            --           --             --   1,228,747

HEALTH SCIENCES FUND
DUSA Pharmaceuticals           --             --            --           --             --   9,085,781
Ecogen Technologies I          --             --            --           --             --           1
INVESCO Treasurer's
  Series Money
  Market Reserve
  Fund                137,400,084    137,400,084   220,593,202  220,593,202              0           0

TECHNOLOGY FUND
SmartForce PLC
  Sponsored ADR
  Representing
  Ord Shrs              1,020,000     41,902,770            --           --             --  64,286,063
INVESCO Treasurer's
  Series Money
  Market Reserve
  Fund                807,403,268    807,403,268   684,000,108  684,000,108              0 123,403,160

TELECOMMUNICATIONS FUND
INVESCO Treasurer's
  Series Money
  Market Reserve
  Fund                 99,243,102     99,243,102   138,000,125  138,000,125              0  121,733,452

Dividend income from INVESCO Treasurer's Series Money Market Reserve Fund is disclosed in the Statement of Operations. No dividend income was received from any other affiliated companies.

NOTE 6 -- INTERFUND BORROWING AND LENDING. Each Fund is party to an interfund lending agreement between each Fund and other INVESCO sponsored mutual funds, which permit it to borrow or lend cash, at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing Fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. The Funds may borrow up to 10% of its total assets for temporary or emergency purposes. During the year ended March 31, 2001, Energy, Gold, Health Sciences, Real Estate Opportunity and Technology Funds borrowed cash at a weighted average rate ranging from 5.60% to 6.68%. During that period, Energy, Health Sciences, Technology and Telecommunications Funds lent cash at a weighted average rate ranging from 6.35% to 6.74%. At March 31, 2001, Energy and Health Sciences Funds had borrowings from INVESCO Stock Funds, Inc.- Dynamics Fund at an average interest rate of 5.60%. The amount of the borrowing and the related accrued interest are presented in the Statement of Assets and Liabilities. On April 2, 2001, Energy and Health Sciences Funds repaid INVESCO Stock Funds, Inc. - Dynamics Fund in full including interest. There were no such borrowings and/or lendings for any other Fund.

NOTE 7 -- LINE OF CREDIT. Each Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the net assets at value of each respective Fund. Each Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At March 31, 2001, there were no such borrowing for any Funds.

NOTE 8 --Contingent Deferred Sales Charge ("CDSC"). A 1.00% CDSC is charged by each Fund's Class C shares on redemptions or exchanges of shares held thirteen months or less (other than shares acquired through reinvestment of dividends or other distributions). The CDSC is paid by the redeeming shareholder and therefore, it is not an expense of the Fund. For the year ended March 31, 2001, the Distributor received the following CDSC fees from Class C shareholders:

FUND                                                        CDSC FEE
--------------------------------------------------------------------------------
Energy Fund                                                 $  3,640
Financial Services Fund                                        2,682
Gold Fund                                                         13
Health Sciences Fund                                           3,750
Leisure Fund                                                     845
Real Estate Opportunity Fund                                     364
Technology Fund                                               13,760
Telecommunications Fund                                       10,313
Utilities Fund                                                   840

               --------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of INVESCO Sector Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Energy Fund, INVESCO Financial Services Fund, INVESCO Gold Fund, INVESCO Health Sciences Fund, INVESCO Leisure Fund, INVESCO Real Estate Opportunity Fund, INVESCO Technology Fund, INVESCO Telecommunications Fund and INVESCO Utilities Fund (constituting INVESCO Sector Funds, Inc., hereafter referred to as the "Fund") at March 31, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2001 by correspondence with the custodians, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Denver, Colorado
May 8, 2001

ENERGY FUND--INVESTOR CLASS
--------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                   YEAR       PERIOD
                                                  ENDED        ENDED
                                               MARCH 31     MARCH 31                 YEAR ENDED OCTOBER 31
--------------------------------------------------------------------------------------------------------------------------
                                                   2001       2000(a)        1999         1998         1997         1996
PER SHARE DATA
Net Asset Value-- Beginning of Period       $     17.40   $    13.68   $    11.30   $    19.38   $    15.03    $    10.09
==========================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)(c)                   (0.08)       (0.00)        0.00         0.00         0.06          0.04
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                   3.84         3.72         2.39        (5.04)        5.56          4.94
==========================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                   3.76         3.72         2.39        (5.04)        5.62          4.98
==========================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income(d)            0.00         0.00         0.01         0.01         0.05          0.04
Distributions from Capital Gains                   1.43         0.00         0.00         0.34         1.22          0.00
In Excess of Capital Gains                         0.00         0.00         0.00         2.69         0.00          0.00
==========================================================================================================================
TOTAL DISTRIBUTIONS                                1.43         0.00         0.01         3.04         1.27          0.04
==========================================================================================================================
Net Asset Value--End of Period              $     19.73   $    17.40   $    13.68   $    11.30   $    19.38    $    15.03
==========================================================================================================================

TOTAL RETURN                                      23.09%       27.19%(e)    21.19%      (28.51%)      40.65%        49.33%

RATIOS
Net Assets--End of Period ($000 Omitted)    $   445,845   $  221,432    $ 196,136   $  137,455   $  319,651   $   236,169
Ratio of Expenses to Average Net Assets(f)         1.41%        1.60%(g)     1.68%        1.58%        1.21%         1.30%
Ratio of Net Investment Income (Loss)
  to Average Net Assets                           (0.35%)      (0.26%)(g)   (0.05%)       0.01%        0.39%         0.54%
Portfolio Turnover Rate                             166%         109%(e)      279%         192%         249%          392%


(a) From November 1, 1999 to March 31, 2000, the Fund's current fiscal year end.
(b) The per share information was computed based on average shares for the year ended March 31, 2001.
(c) Net Investment Income (Loss) aggregated less than $0.01 on a per share basis for the period ended March 31, 2000 and for the years ended October 31, 1999 and 1998.
(d) Distributions in Excess of Net Investment Income aggregated less than $0.01 on a per share basis for the years ended October 31, 1999, 1998 and 1996.
(e) Based on operations for the period shown and, accordingly, is not representative of a full year.
(f) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).
(g)   Annualized

ENERGY FUND--CLASS C
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                             YEAR       PERIOD
                                                            ENDED        ENDED
                                                         MARCH 31     MARCH 31
--------------------------------------------------------------------------------
                                                             2001      2000(a)
PER SHARE DATA

Net Asset Value--Beginning of Period                   $    17.39   $ 14.35
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                         (0.05)    (0.01)
Net Gains on Securities (Both Realized and Unrealized)       3.67      3.05
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                             3.62      3.04
================================================================================
LESS DISTRIBUTIONS
DISTRIBUTIONS FROM CAPITAL GAINS                             1.43      0.00
================================================================================
Net Asset Value--End of Period                         $    19.58   $ 17.39
================================================================================

TOTAL RETURN(c)                                             22.35%    21.11%(d)

RATIOS
Net Assets-- End of Period ($000 Omitted)              $    8,704   $    16
Ratio of Expenses to Average Net Assets(e)  2.05%                      2.05%(f)
Ratio of Net Investment Loss to Average Net Assets          (1.10%)   (1.11%)(f)
Portfolio Turnover Rate                                       166%      109%(g)

(a)  From February 15, 2000, since inception of Class C, to March 31, 2000.
(b) The per share information was computed based on average shares for the period ended March 31, 2000.
(c)  The applicable CDSC fees are not included in the Total Return calculation.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(f)  Annualized
(g)  Portfolio   Turnover  is  calculated  at  the  Fund  level,  and  therefore represents the period from November 1, 1999 to March 31, 2000.

ENERGY FUND--CLASS K
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                       PERIOD
                                                                        ENDED
                                                                     MARCH 31
--------------------------------------------------------------------------------
                                                                         2001(a)
PER SHARE DATA
Net Asset Value--Beginning of Period                                $ 16.76
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss                                                   (0.15)
Net Gains on Securities (Both Realized and Unrealized)                 3.01
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                       2.86
================================================================================
Net Asset Value--End of Period                                      $ 19.62
================================================================================

TOTAL RETURN                                                          17.06%(b)

RATIOS
Net Assets--End of Period ($000 Omitted)                            $     1
Ratio of Expenses to Average Net Assets(c)                             3.11%(d)
Ratio of Net Investment Loss to Average Net Assets                    (2.34%)(d)
Portfolio Turnover Rate                                                 166%(e)

(a)  From December 1, 2000, since inception of Class K, to March 31, 2001.
(b) Based on operations for the period shown and, accordingly, is not representative of a full year.
(c) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(d)  Annualized
(e)  Portfolio   Turnover  is  calculated  at  the  Fund  level,  and  therefore represents the year ended March 31, 2001.

FINANCIAL SERVICES FUND--INVESTOR CLASS
--------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                   YEAR       PERIOD
                                                  ENDED        ENDED
                                               MARCH 31     MARCH 31                   YEAR ENDED OCTOBER 31
----------------------------------------------------------------------------------------------------------------------------
                                                   2001         2000(a)        1999         1998         1997         1996

PER SHARE DATA
Net Asset Value--Beginning of Period        $     27.13   $    29.73     $    28.45   $    29.14   $    22.94   $    18.95
============================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                              0.10         0.03           0.08         0.25         0.28         0.50
Net Gains on Securities
  (Both Realized and Unrealized)                   2.97         0.05           3.52         3.01         8.14         5.18
============================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                   3.07         0.08           3.60         3.26         8.42         5.68
============================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income               0.10         0.03           0.08         0.25         0.28         0.50
In Excess of Net Investment Income(b)              0.00         0.00           0.00         0.00         0.00         0.05
Distributions from Capital Gains                   1.22         2.65           2.24         3.70         1.94         1.14
============================================================================================================================
TOTAL DISTRIBUTIONS                                1.32         2.68           2.32         3.95         2.22         1.69
============================================================================================================================
Net Asset Value--End of Period              $     28.88   $    27.13     $    29.73   $    28.45   $    29.14   $    22.94
============================================================================================================================

TOTAL RETURN                                      11.25%        0.60%(c)      13.52%       11.76%       39.80%       31.48%

RATIOS
Net Assets--End of Period ($000 Omitted)    $ 1,368,583   $1,133,350     $1,242,555   $1,417,655   $1,113,255   $  542,688
Ratio of Expenses to Average Net Assets(d)         1.25%        1.29%(e)       1.26%        1.05%        0.99%        1.11%
Ratio of Net Investment Income to
  Average Net Assets                               0.36%        0.25%(e)       0.25%        0.85%        1.19%        2.48%
Portfolio Turnover Rate                              99%          38%(c)         83%          52%          96%         141%

(a) From November 1, 1999 to March 31, 2000, the Fund's current fiscal year end.
(b) Distributions in Excess of Net Investment Income aggregated less than $0.01 on a per share basis for the year ended March 31, 2001 and the period ended March 31, 2000.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year. (d) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).
(e)  Annualized

FINANCIAL SERVICES FUND--CLASS C
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                       YEAR         PERIOD
                                                      ENDED          ENDED
                                                   MARCH 31       MARCH 31
--------------------------------------------------------------------------------
                                                       2001           2000(a)
PER SHARE DATA
Net Asset Value--Beginning of Period               $  27.06     $    23.66
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss) (c)                      (0.09)          0.00
Net Gains on Securities
  (Both Realized and Unrealized)                       3.05           3.48
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                       2.96           3.48
================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income(d)                0.08           0.00
In Excess of Net Investment Income                     0.00           0.08
Distributions from Capital Gains                       1.22           0.00
================================================================================
TOTAL DISTRIBUTIONS                                    1.30           0.08
================================================================================
Net Asset Value--End of Period                     $  28.72     $    27.06
================================================================================

TOTAL RETURN(e)                                       10.87%         14.72%(f)

RATIOS
Net Assets--End of Period ($000 Omitted)           $ 12,221     $      138
Ratio of Expenses to Average Net Assets(g)             1.85%          1.63%(h)
Ratio of Net Investment Income (Loss)
  to Average Net Assets                               (0.31%)         0.39%(h)
Portfolio Turnover Rate                                  99%            38%(i)

(a)  From February 15, 2000, since inception of Class C, to March 31, 2000.
(b) The per share information was computed based on average shares for the year ended March 31, 2001.
(c) Net Investment Income aggregated less than $0.01 on a per share basis for the year ended March 31, 2001 and the period ended March 31, 2000.
(d) Dividends from Net Investment Income aggregated less than $0.01 on a per share basis for the period ended March 31, 2000.
(e)  The applicable CDSC fees are not included in the Total Return calculation.
(f) Based on operations for the period shown and, accordingly, is not representative of a full year.
(g) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(h)  Annualized
(i) Portfolio Turnover is calculated at the Fund level, and therefore represents the period from November 1, 1999 to March 31, 2000.

FINANCIAL SERVICES FUND--CLASS K
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                    PERIOD
                                                                     ENDED
                                                                  MARCH 31
--------------------------------------------------------------------------------
                                                                      2001(a)
PER SHARE DATA
Net Asset Value--Beginning of Period                            $    29.35
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss                                                  (0.17)
Net Losses on Securities (Both Realized and Unrealized)              (0.38)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                     (0.55)
================================================================================
LESS DISTRIBUTIONS
DIVIDENDS FROM NET INVESTMENT INCOME                                  0.13
================================================================================
Net Asset Value--End of Period                                  $    28.67
================================================================================

TOTAL RETURN                                                         (1.97%)(b)

RATIOS
Net Assets--End of Period ($000 Omitted)                        $        1
Ratio of Expenses to Average Net Assets(c)                            3.35%(d)
Ratio of Net Investment Loss to Average Net Assets                   (1.80%)(d)
Portfolio Turnover Rate                                                 99%(e)

(a)  From December 1, 2000, since inception of Class K, to March 31, 2001.
(b) Based on operations for the period shown and, accordingly, is not representative of a full year.
(c) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(d)  Annualized
(e)  Portfolio   Turnover  is  calculated  at  the  Fund  level,  and  therefore represents the year ended March 31, 2001.

GOLD FUND--INVESTOR CLASS
----------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                   YEAR       PERIOD
                                                  ENDED        ENDED
                                               MARCH 31     MARCH 31                   YEAR ENDED OCTOBER 31
----------------------------------------------------------------------------------------------------------------------------
                                                   2001         2000(a)        1999         1998         1997         1996
PER SHARE DATA
Net Asset Value--Beginning of Period        $      1.60   $     1.83     $     1.90     $   3.21     $   8.00   $     5.21
============================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)                      (0.01)       (0.01)         (0.03)        0.01        (0.02)       (0.01)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                  (0.12)       (0.22)         (0.04)       (1.29)       (2.62)        2.80
============================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                  (0.13)       (0.23)         (0.07)       (1.28)       (2.64)        2.79
============================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income               0.00         0.00           0.00         0.00         0.00         0.00
In Excess of Net Investment Income                 0.04         0.00           0.00         0.03         2.15         0.00
============================================================================================================================
TOTAL DISTRIBUTIONS                                0.04         0.00           0.00         0.03         2.15         0.00
============================================================================================================================
Net Asset Value--End of Period              $      1.43   $     1.60     $     1.83   $     1.90   $     3.21   $     8.00
============================================================================================================================

TOTAL RETURN                                      (8.38%)     (12.58%)(c)     (3.68%)     (39.98%)     (44.38%)      53.55%

RATIOS
Net Assets--End of Period ($000 Omitted)    $    64,429   $   81,470     $   99,753   $  107,249   $  151,085   $  277,892
Ratio of Expenses to Average Net Assets(d)         2.34%        2.08%(e)       2.20%        1.90%        1.47%        1.22%
Ratio of Net Investment Loss
  to Average Net Assets                           (0.99%)      (0.76%)(e)     (1.60%)      (0.93%)      (0.41%)      (0.08%)
Portfolio Turnover Rate                              90%          37%(c)        141%         133%         148%         155%

(a) From November 1, 1999 to March 31, 2000, the Fund's current fiscal year end.
(b) The per share information was computed based on average shares for the year ended March 31, 2001 and for the years ended October 31, 1999 and 1997.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).
(e)  Annualized

GOLD FUND--CLASS C
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                       YEAR         PERIOD
                                                      ENDED          ENDED
                                                   MARCH 31       MARCH 31
--------------------------------------------------------------------------------
                                                       2001           2000(a)
PER SHARE DATA
Net Asset Value--Beginning of Period              $    1.60       $   1.75
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss(c)                                (0.01)         (0.00)
Net Losses on Securities
  (Both Realized and Unrealized)                      (0.02)         (0.15)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                      (0.03)         (0.15)
================================================================================
LESS DISTRIBUTIONS
IN EXCESS OF NET INVESTMENT INCOME                     0.04           0.00
================================================================================
Net Asset Value--End of Period                    $    1.53       $   1.60
================================================================================

TOTAL RETURN(d)                                       (1.95%)        (8.57%)(e)

RATIOS
Net Assets--End of Period ($000 Omitted)          $      57       $      1
Ratio of Expenses to Average Net Assets(f)             3.38%          3.54%(g)
Ratio of Net Investment Loss to Average Net Assets    (1.41%)        (0.82%)(g)
Portfolio Turnover Rate                                  90%            37%(h)

(a)  From February 15, 2000, since inception of Class C, to March 31, 2000.
(b) The per share information was computed based on average shares for the year ended March 31, 2001. (c) Net Investment Loss aggregated less than $0.01 on a per share basis for the period ended March 31, 2000.
(d)  The applicable CDSC fees are not included in the Total Return calculation.
(e) Based on operations for the period shown and, accordingly, is not representative of a full year.
(f) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(g)  Annualized
(h) Portfolio Turnover is calculated at the Fund level, and therefore represents the period from November 1, 1999 to March 31, 2000.

HEALTH SCIENCES FUND--INVESTOR CLASS

----------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                   YEAR       PERIOD
                                                  ENDED        ENDED
                                               MARCH 31     MARCH 31                   YEAR ENDED OCTOBER 31
----------------------------------------------------------------------------------------------------------------------------
                                                   2001         2000(a)        1999         1998         1997         1996
PER SHARE DATA
Net Asset Value--Beginning of Period        $     55.52   $    58.39     $    62.12   $    57.50   $    55.24   $    50.47
============================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)                      (0.12)       (0.06)          0.14         0.13         0.06         0.07
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                  (0.51)        3.53           5.02        13.55        10.85         8.78
============================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                  (0.63)        3.47           5.16        13.68        10.91         8.85
============================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income               0.00         0.04           0.04         0.25         0.06         0.07
In Excess of Net Investment Income(c)              0.00         0.21           0.00         0.00         0.00         0.00
Distributions from Capital Gains                   7.89         6.09           8.85         8.81         8.59         4.01
In Excess of Capital Gains                         1.22         0.00           0.00         0.00         0.00         0.00
============================================================================================================================
TOTAL DISTRIBUTIONS                                9.11         6.34           8.89         9.06         8.65         4.08
============================================================================================================================
Net Asset Value--End of Period              $     45.78   $    55.52     $    58.39   $    62.12   $    57.50   $    55.24
============================================================================================================================

TOTAL RETURN                                      (4.12%)       6.30%(d)       8.44%       28.58%       22.96%       17.99%

RATIOS
Net Assets--End of Period ($000 Omitted)    $ 1,580,378   $1,622,624     $1,574,020   $1,328,196   $  944,498   $  933,828
Ratio of Expenses to Average Net Assets(e)         1.23%        1.18%(f)       1.22%        1.12%        1.08%        0.98%
Ratio of Net Investment Income (Loss)
  to Average Net Assets                           (0.20%)      (0.22%)(f)      0.07%        0.25%        0.11%        0.11%
Portfolio Turnover Rate                             177%         107%(d)        127%          92%         143%          90%

(a) From November 1, 1999 to March 31, 2000, the Fund's current fiscal year end.
(b) The per share information was computed based on average shares for the year ended March 31, 2001 and for the period ended March 31, 2000.
(c) Distributions in Excess of Net Investment Income aggregated less than $0.01 on a per share basis for the years ended October 31, 1999 and 1998.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year. (e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).
(f)  Annualized

HEALTH SCIENCES FUND--CLASS C
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                       YEAR         PERIOD
                                                      ENDED          ENDED
                                                   MARCH 31       MARCH 31
--------------------------------------------------------------------------------
                                                       2001           2000(a)
PER SHARE DATA
Net Asset Value--Beginning of Period               $  55.50     $    62.05
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                   (0.05)         (0.03)
Net Losses on Securities
  (Both Realized and Unrealized)                      (0.94)         (6.52)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                      (0.99)         (6.55)
================================================================================
LESS DISTRIBUTIONS
Distributions from Capital Gains                       7.89           0.00
In Excess of Capital Gains                             1.22           0.00
================================================================================
TOTAL DISTRIBUTIONS                                    9.11           0.00
================================================================================
Net Asset Value--End of Period                     $  45.40     $    55.50
================================================================================

TOTAL RETURN(c)                                       (4.79%)       (10.56%)(d)

RATIOS
Net Assets--End of Period ($000 Omitted)           $ 10,767     $      470
Ratio of Expenses to Average Net Assets(e)             2.03%          1.65%(f)
Ratio of Net Investment Loss
  to Average Net Assets                               (1.08%)        (0.54%)(f)
Portfolio Turnover Rate                                 177%           107%(g)


(a)  From February 15, 2000, since inception of Class C, to March 31, 2000.
(b) The per share information was computed based on average shares for the period ended March 31, 2000.
(c)  The applicable CDSC fees are not included in the Total Return calculation.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(f)  Annualized
(g)  Portfolio   Turnover  is  calculated  at  the  Fund  level,  and  therefore represents the period from November 1, 1999 to March 31, 2000.

HEALTH SCIENCES FUND--CLASS K
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                     PERIOD
                                                                      ENDED
                                                                   MARCH 31
--------------------------------------------------------------------------------
                                                                       2001(a)
PER SHARE DATA
Net Asset Value--Beginning of Period                               $  55.84
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss                                                   (0.22)
Net Losses on Securities (Both Realized and Unrealized)              (10.19)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                     (10.41)
================================================================================
Net Asset Value--End of Period                                     $  45.43
================================================================================

TOTAL RETURN                                                         (18.64%)(b)

RATIOS
Net Assets--End of Period ($000 Omitted)                           $      1
Ratio of Expenses to Average Net Assets(c)                             3.62%(d)
Ratio of Net Investment Loss to Average Net Assets                    (2.75%)(d)
Portfolio Turnover Rate                                                 177%(e)

(a)  From December 1, 2000, since inception of Class K, to March 31, 2001.
(b) Based on operations for the period shown and, accordingly, is not representative of a full year.
(c) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(d)  Annualized
(e)  Portfolio   Turnover  is  calculated  at  the  Fund  level,  and  therefore represents the year ended March 31, 2001.

LEISURE FUND--INVESTOR CLASS

----------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                   YEAR       PERIOD
                                                  ENDED        ENDED
                                               MARCH 31     MARCH 31                   YEAR ENDED OCTOBER 31
----------------------------------------------------------------------------------------------------------------------------
                                                   2001         2000(a)        1999         1998         1997         1996
PER SHARE DATA
Net Asset Value--Beginning of Period        $     47.12   $    43.21     $    27.92   $    27.21   $    22.89   $    23.78
============================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)(c)                   (0.00)       (0.13)          0.00         0.00         0.02         0.04
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                  (3.05)        7.27          17.20         3.69         4.96         2.25
============================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                  (3.05)        7.14          17.20         3.69         4.98         2.29
============================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income(d)            0.00         0.00           0.00         0.00         0.02         0.04
Distributions from Capital Gains                   6.94         3.23           1.91         2.98         0.64         2.25
In Excess of Capital Gains                         0.00         0.00           0.00         0.00         0.00         0.89
============================================================================================================================
TOTAL DISTRIBUTIONS                                6.94         3.23           1.91         2.98         0.66         3.18
============================================================================================================================
Net Asset Value--End of Period              $     37.13   $    47.12     $    43.21   $    27.92   $    27.21   $    22.89
============================================================================================================================

TOTAL RETURN                                      (5.50%)      17.34%(e)      65.13%       15.16%       22.32%       10.66%

RATIOS
Net Assets--End of Period ($000 Omitted)    $   607,428   $  549,523     $  443,348   $  228,681   $  216,616   $  252,297
Ratio of Expenses to Average Net Assets(f)         1.36%        1.28%(g)       1.44%        1.41%        1.41%        1.30%
Ratio of Net Investment Income (Loss)
  to Average Net Assets                           (0.51%)      (0.65%)(g)     (0.68%)      (0.09%)       0.05%        0.18%
Portfolio Turnover Rate                              28%          23%(e)         35%          31%          25%          56%

(a) From November 1, 1999 to March 31, 2000, the Fund's current fiscal year end.
(b) The per share information was computed based on average shares for the period ended March 31, 2000.
(c) Net Investment Income (Loss) aggregated less than $0.01 on a per share basis for the year ended March 31, 2001 and the years ended October 31, 1999 and 1998.
(d) Distributions in Excess of Net Investment Income aggregated less than $0.01 on a per share basis for the years ended October 31, 1998, 1997 and 1996.
(e) Based on operations for the period shown and, accordingly, is not representative of a full year. (f) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).
(g)  Annualized

LEISURE FUND--CLASS C
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                       YEAR         PERIOD
                                                      ENDED          ENDED
                                                   MARCH 31       MARCH 31
--------------------------------------------------------------------------------
                                                       2001           2000(a)
PER SHARE DATA
Net Asset Value--Beginning of Period              $   47.09       $  45.51
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                   (0.13)         (0.02)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                      (3.22)          1.60
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                      (3.35)          1.58
================================================================================
LESS DISTRIBUTIONS
DISTRIBUTIONS FROM CAPITAL GAINS                       6.94           0.00
================================================================================
Net Asset Value--End of Period                    $   36.80       $  47.09
================================================================================

TOTAL RETURN(c)                                       (6.18%)        3.47%(d)

RATIOS
Net Assets--End of Period ($000 Omitted)          $   5,388       $    84
Ratio of Expenses to Average Net Assets(e)             2.08%         1.71%(f)
Ratio of Net Investment Loss to Average Net Assets    (1.08%)       (0.42%)(f)
Portfolio Turnover Rate                                  28%           23%(g)

(a)  From February 15, 2000, since inception of Class C, to March 31, 2000.
(b) The per share information was computed based on average shares for the period ended March 31, 2000.
(c)  The applicable CDSC fees are not included in the Total Return calculation.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(f)  Annualized
(g)  Portfolio   Turnover  is  calculated  at  the  Fund  level,  and  therefore represents the period from November 1, 1999 to March 31, 2000.

REAL ESTATE OPPORTUNITY FUND--INVESTOR CLASS
-----------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                   YEAR       PERIOD                                   PERIOD
                                                  ENDED        ENDED                                    ENDED
                                               MARCH 31     MARCH 31            YEAR ENDED JULY 31    JULY 31
-----------------------------------------------------------------------------------------------------------------
                                                   2001         2000(a)        1999         1998         1997
PER SHARE DATA
Net Asset Value--Beginning of Period        $      6.63   $     6.90     $     9.15   $    10.99   $    10.00
=================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                              0.26         0.27           0.33         0.38         0.22
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                   0.48        (0.28)         (1.56)       (0.96)        0.99
=================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                   0.74        (0.01)         (1.23)       (0.58)        1.21
=================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income               0.25         0.23           0.34         0.39         0.22
In Excess of Net Investment Income                 0.00         0.03           0.00         0.00         0.00
Distributions from Capital Gains                   0.00         0.00           0.00         0.87         0.00
In Excess of Capital Gains                         0.00         0.00           0.68         0.00         0.00
TOTAL DISTRIBUTIONS                                0.25         0.26           1.02         1.26         0.22
=================================================================================================================
Net Asset Value--End of Period              $      7.12   $     6.63     $     6.90   $     9.15   $    10.99
=================================================================================================================

TOTAL RETURN                                      11.05%       (0.03%)(c)    (13.29%)      (6.49%)      12.24%(c)

RATIOS
Net Assets--End of Period ($000 Omitted)    $    28,546   $   20,046     $   17,406  $    23,548   $   36,658
Ratio of Expenses to Average Net Assets(d)(e)      1.60%        1.34%(f)       1.34%        1.22%        1.20%(f)
Ratio of Net Investment Income to
  Average Net Assets(e)                            3.52%        5.54%(f)       4.23%        3.53%        4.08%(f)
Portfolio Turnover Rate                             338%(g)      272%(c)(g)     697%(g)      258%          70%(c)

(a)  From August 1, 1999 to March 31, 2000, the Fund's current fiscal year end.
(b)  From January 1, 1997,  commencement of investment  operations,  to July 31,
     1997.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).
(e) Various expenses of the Class were voluntarily absorbed by IFG for the year ended March 31, 2001, the period ended March 31, 2000, the years ended July 31, 1999 and 1998 and the period ended July 31, 1997. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.03%, 2.73% (annualized), 2.76%, 1.97% and 1.83%
     (annualized), respectively, and ratio of net investment income to average net assets would have been 3.09%, 4.15% (annualized), 2.81%, 2.78% and 3.45% (annualized), respectively.
(f)  Annualized
(g) Portfolio Turnover was greater than expected during the year due to active trading undertaken in response to market conditions.

REAL ESTATE OPPORTUNITY FUND -- CLASS C
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                       YEAR        PERIOD
                                                      ENDED         ENDED
                                                   MARCH 31      MARCH 31
--------------------------------------------------------------------------------
                                                       2001          2000(a)
PER SHARE DATA
Net Asset Value--Beginning of Period              $    6.62       $  6.58
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                  0.20          0.08
Net Gains on Securities
  (Both Realized and Unrealized)                       0.48          0.06
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                       0.68          0.14
================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income                   0.20          0.04
In Excess of Net Investment Income                     0.00          0.06
================================================================================
TOTAL DISTRIBUTIONS                                    0.20          0.10
================================================================================
Net Asset Value--End of Period                    $    7.10       $  6.62
================================================================================

TOTAL RETURN(b)                                       10.20%         2.10%(c)

RATIOS
Net Assets--End of Period ($000 Omitted)          $   1,336       $   143
Ratio of Expenses to Average Net Assets(d)(e)          2.26%         1.77%(f)
Ratio of Net Investment Income
  to Average Net Assets(e)                             2.90%        19.13%(f)
Portfolio Turnover Rate                                 338%(g)       272%(g)(h)

(a)  From February 15, 2000, since inception of Class C, to March 31, 2000.
(b)  The applicable CDSC fees are not included in the Total Return calculation.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).
(e) Various expenses of the Class were voluntarily absorbed by IFG for the year ended March 31, 2001 and the period ended March 31, 2000. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.26% and 2.04% (annualized), respectively, and ratio of net investment income to average net assets would have been 2.90% and 18.86% (annualized), respectively.
(f)  Annualized
(g) Portfolio Turnover was greater than expected during the year due to active trading undertaken in response to market conditions.
(h) Portfolio Turnover is calculated at the Fund level, and therefore, represents the period from August 1, 1999 to March 31, 2000.

TECHNOLOGY FUND -- INSTITUTIONAL CLASS

----------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                   YEAR       PERIOD         PERIOD
                                                  ENDED        ENDED          ENDED
                                               MARCH 31     MARCH 31     OCTOBER 31
----------------------------------------------------------------------------------------
                                                   2001         2000(a)        1999(b)
PER SHARE DATA
Net Asset Value--Beginning of Period        $    102.55   $    58.43     $    33.85
========================================================================================
INCOME FROM INVESTMENT OPERATIONS(c)
Net Investment Loss                               (0.06)       (0.04)         (0.16)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                 (63.87)       48.07          24.74
========================================================================================
TOTAL FROM INVESTMENT OPERATIONS                 (63.93)       48.03          24.58
========================================================================================
LESS DISTRIBUTIONS
Distributions from Capital Gains                   0.00         3.91           0.00
In Excess of Capital Gains                         2.64         0.00           0.00
========================================================================================
TOTAL DISTRIBUTIONS                                2.64         3.91           0.00
========================================================================================
Net Asset Value--End of Period              $     35.98   $   102.55     $    58.43
========================================================================================

TOTAL RETURN                                     (63.39%)      86.14%(d)      72.61%(d)

RATIOS
Net Assets--End of Period ($000 Omitted)    $ 1,396,788   $4,453,520     $  951,925
Ratio of Expenses to Average Net Assets(e)         0.58%        0.56%(f)       0.74%(f)
Ratio of Net Investment Loss
  to Average Net Assets                           (0.08%)      (0.15%)(f)     (0.36%)(f)
Portfolio Turnover Rate                              85%          28%(d)        143%(g)

(a)  From  November 1, 1999 to March 31, 2000,  the Fund's  current  fiscal year end.
(b) From December 22, 1998, since inception of Institutional Class, to October 31, 1999.
(c) The per share information was computed based on average shares for the period ended October 31, 1999.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(f)  Annualized
(g) Portfolio Turnover is calculated at the Fund level, and therefore represents the fiscal year ended October 31, 1999.

TECHNOLOGY FUND -- INVESTOR CLASS

----------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                   YEAR       PERIOD
                                                  ENDED        ENDED
                                               MARCH 31     MARCH 31                   YEAR ENDED OCTOBER 31
----------------------------------------------------------------------------------------------------------------------------
                                                   2001         2000(a)        1999         1998         1997         1996
PER SHARE DATA
Net Asset Value--Beginning of Period        $    101.92   $    58.17     $    28.07   $    35.97   $    34.23   $    34.33
============================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)(b)                   (0.10)       (0.03)         (0.07)        0.00         0.13         0.07
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                 (63.58)       47.69          30.17        (1.45)        6.23         5.76
============================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                 (63.68)       47.66          30.10        (1.45)        6.36         5.83
============================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income(c)            0.00         0.00           0.00         0.00         0.13         0.07
Distributions from Capital Gains                   0.00         3.91           0.00         3.16         4.49         5.86
In Excess of Capital Gains                         2.64         0.00           0.00         3.29         0.00         0.00
============================================================================================================================
TOTAL DISTRIBUTIONS                                2.64         3.91           0.00         6.45         4.62         5.93
============================================================================================================================
Net Asset Value--End of Period              $     35.60   $   101.92     $    58.17   $    28.07   $    35.97   $    34.23
============================================================================================================================

TOTAL RETURN                                     (63.54%  )    85.87%(d)     107.23%       (2.47%)      20.71%       19.98%

RATIOS
Net Assets--End of Period ($000 Omitted)    $ 2,181,879   $5,034,087    $ 2,081,613   $1,008,771   $1,039,968   $  789,611
Ratio of Expenses to Average Net Assets(e)         0.98%        0.88%(f)       1.20%        1.17%        1.05%        1.08%
Ratio of Net Investment Income (Loss)
  to Average Net Assets                           (0.47%)      (0.48%)(f)     (0.79%)      (0.49%)       0.41%        0.24%
Portfolio Turnover Rate                              85%          28%(d)        143%         178%         237%         168%

(a) From November 1, 1999 to March 31, 2000, the Fund's current fiscal year end.
(b) Net Investment Income aggregated less than $0.01 on a per share basis for the year ended October 31, 1998.
(c) Distributions in Excess of Net Investment Income aggregated less than $0.01 on a per share basis for the years ended October 31, 1998 and 1996.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).
(f)  Annualized

TECHNOLOGY FUND -- CLASS C
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                       YEAR         PERIOD
                                                      ENDED          ENDED
                                                   MARCH 31       MARCH 31
--------------------------------------------------------------------------------
                                                       2001           2000(a)
PER SHARE DATA
Net Asset Value--Beginning of Period              $  101.85      $   95.51
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                   (0.18)         (0.15)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                     (63.81)          6.49
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                     (63.99)          6.34
================================================================================
LESS DISTRIBUTIONS
IN EXCESS OF CAPITAL GAINS                             2.64           0.00
================================================================================
Net Asset Value--End of Period                    $   35.22      $  101.85
================================================================================

TOTAL RETURN(c)                                      (63.89%)         6.63%(d)

RATIOS
Net Assets--End of Period ($000 Omitted)           $ 15,919      $   2,970
Ratio of Expenses to Average Net Assets(e)             1.86%          1.45%(f)
Ratio of Net Investment Loss to Average Net Assets    (1.30%)        (1.03%)(f)
Portfolio Turnover Rate                                  85%            28%(g)

(a)  From February 15, 2000, since inception of Class C, to March 31, 2000.
(b) The per share information was computed based on average shares for the period ended March 31, 2000.
(c)  The applicable CDSC fees are not included in the Total Return calculation.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(f)  Annualized
(g)  Portfolio   Turnover  is  calculated  at  the  Fund  level,  and  therefore represents the period from November 1, 1999 to March 31, 2000.

TECHNOLOGY FUND -- CLASS K
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                     PERIOD
                                                                      ENDED
                                                                   MARCH 31
--------------------------------------------------------------------------------
                                                                       2001(a)
PER SHARE DATA
Net Asset Value--Beginning of Period                               $  60.01
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss                                                   (0.82)
Net Losses on Securities (Both Realized and Unrealized)              (24.10)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                     (24.92)
================================================================================
Net Asset Value-- End of Period                                    $  35.09
================================================================================

TOTAL RETURN                                                         (41.54%)(b)

RATIOS
Net Assets--End of Period ($000 Omitted)                           $      1
Ratio of Expenses to Average Net Assets(c)                             5.18%(d)
Ratio of Net Investment Loss to Average Net Assets                    (4.67%)(d)
Portfolio Turnover Rate                                                  85%(e)

(a)  From December 1, 2000, since inception of Class K, to March 31, 2001.
(b) Based on operations for the period shown and, accordingly, is not representative of a full year.
(c) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(d)  Annualized
(e)  Portfolio   Turnover  is  calculated  at  the  Fund  level,  and  therefore represents the year ended March 31, 2001.

TELECOMMUNICATIONS FUND -- INVESTOR CLASS

----------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                   YEAR       PERIOD
                                                  ENDED        ENDED
                                               MARCH 31     MARCH 31                          YEAR ENDED JULY 31
----------------------------------------------------------------------------------------------------------------------------
                                                   2001         2000(a)        1999         1998         1997         1996
PER SHARE DATA
Net Asset Value--Beginning of Period        $     64.42   $    31.80      $   19.60   $    15.31   $    12.43   $    12.30
============================================================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Income (Loss)(c)                   (0.16)       (0.10)         (0.00)        0.01         0.06         0.22
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                 (38.91)       32.87          12.57         5.32         3.90         1.38
============================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                 (39.07)       32.77          12.57         5.33         3.96         1.60
============================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income(d)            0.00         0.00           0.00         0.00         0.06         0.22
Distributions from Capital Gains                   0.00         0.15           0.37         1.04         1.02         1.25
In Excess of Capital Gains                         1.46         0.00           0.00         0.00         0.00         0.00
============================================================================================================================
TOTAL DISTRIBUTIONS                                1.46         0.15           0.37         1.04         1.08         1.47
============================================================================================================================
Net Asset Value--End of Period              $     23.89   $    64.42     $    31.80   $    19.60   $    15.31   $    12.43
============================================================================================================================

TOTAL RETURN                                     (61.42%)     103.25%(e)      65.52%       36.79%       33.93%       13.67%

RATIOS
Net Assets--End of Period ($000 Omitted)    $ 1,486,660   $4,125,890     $1,029,256   $  276,577   $   72,458   $   50,516
Ratio of Expenses to Average Net Assets(f)         1.10%        0.99%(g)       1.24%        1.32%        1.69%        1.66%
Ratio of Net Investment Income (Loss)
  to Average Net Assets                           (0.32%)      (0.32%)(g)     (0.49%)      (0.16%)       0.56%        1.78%
Portfolio Turnover Rate                              61%          24%(e)         62%          55%          96%         157%

(a)  From August 1, 1999 to March 31, 2000, the Fund's current fiscal year end.
(b) The per share information was computed based on average shares for the year ended March 31, 2001 and the period ended March 31, 2000.
(c) Net Investment Loss aggregated less than $0.01 on a per share basis for the year ended July 31, 1999.
(d) Distributions in Excess of Net Investment Income aggregated less than $0.01 on a per share basis for the period ended March 31, 2000.
(e) Based on operations for the period shown and, accordingly, is not representative of a full year.
(f) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).
(g)  Annualized

TELECOMMUNICATIONS FUND -- CLASS C
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                        YEAR        PERIOD
                                                       ENDED         ENDED
                                                    MARCH 31      MARCH 31
--------------------------------------------------------------------------------
                                                        2001          2000(a)
PER SHARE DATA
Net Asset Value--Beginning of Period              $    64.37      $  59.28
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss                                    (0.13)        (0.06)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                      (39.08)         5.15
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                      (39.21)         5.09
================================================================================
LESS DISTRIBUTIONS
IN EXCESS OF CAPITAL GAINS                              1.46          0.00
================================================================================
Net Asset Value--End of Period                    $    23.70      $  64.37
================================================================================

TOTAL RETURN(c)                                       (61.69%)        8.59%(d)

RATIOS
Net Assets--End of Period ($000 Omitted)          $   11,980      $  2,530
Ratio of Expenses to Average Net Assets(e)              1.99%         1.49%(f)
Ratio of Net Investment Loss to Average Net Assets     (1.18%)       (0.86%)(f)
Portfolio Turnover Rate                                   61%           24%(g)


(a)  From February 15, 2000, since inception of Class C, to March 31, 2000.
(b) The per share information was computed based on average shares for the period ended March 31, 2000.
(c)  The applicable CDSC fees are not included in the Total Return calculation.
(d) Based on operations for the period shown and, accordingly, is not representative of a full year.
(e) Ratio is based on Total Expenses of the Class, which is before any expense offset arrangements (which may include custodian fees).
(f)  Annualized
(g)  Portfolio   Turnover  is  calculated  at  the  Fund  level,  and  therefore represents the period ended August 1, 1999 to March 31, 2000.

TELECOMMUNICATIONS FUND -- CLASS K
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
                                                                   PERIOD
                                                                    ENDED
                                                                 MARCH 31
--------------------------------------------------------------------------------
                                                                     2001(a)
PER SHARE DATA
Net Asset Value--Beginning of Period                         $      36.43
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss                                                 (0.19)
Net Gains on Securities (Both Realized and Unrealized)             (12.44)
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                                   (12.63)
================================================================================
Net Asset Value--End of Period                               $      23.80
================================================================================

TOTAL RETURN                                                       (34.67%)(b)

RATIOS
Net Assets--End of Period ($000 Omitted)                     $          1
Ratio of Expenses to Average Net Assets(c)(d)                        2.30%(e)
Ratio of Net Investment Loss to Average Net Assets(d)               (1.52%)(e)
Portfolio Turnover Rate                                                61%(f)

(a)  From December 1, 2000, since inception of Class K, to March 31, 2001.
(b) Based on operations for the period shown and, accordingly, is not representative of a full year.
(c) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Advisor, which is before any expense offset arrangements (which may include custodian fees).
(d) Various expenses of the Class were voluntarily absorbed by IFG for the period ended March 31, 2001. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 3.38% (annualized) and ratio of net investment loss to average net assets would have been (2.60%) (annualized).
(e)  Annualized
(f) Portfolio Turnover is calculated at the Fund level, and therefore represents the year ended March 31, 2001.

UTILITIES FUND -- INVESTOR CLASS

----------------------------------------------------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                   YEAR       PERIOD
                                                  ENDED        ENDED
                                               MARCH 31     MARCH 31                          YEAR ENDED OCTOBER 31
----------------------------------------------------------------------------------------------------------------------------
                                                   2001         2000(a)        1999         1998         1997         1996
PER SHARE DATA
Net Asset Value--Beginning of Period        $     20.42   $    17.68     $    14.73   $    12.42   $    12.04   $    10.61
============================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                              0.13         0.04           0.17         0.30         0.32         0.37
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                  (3.22)        3.95           3.20         2.56         1.25         1.43
============================================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                  (3.09)        3.99           3.37         2.86         1.57         1.80
============================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income(b)            0.13         0.04           0.21         0.26         0.32         0.37
Distributions from Capital Gains                   0.66         1.21           0.21         0.29         0.87         0.00
In Excess of Capital Gains                         0.34         0.00           0.00         0.00         0.00         0.00
============================================================================================================================
TOTAL DISTRIBUTIONS                                1.13         1.25           0.42         0.55         1.19         0.37
============================================================================================================================
Net Asset Value--End of Period              $     16.20   $    20.42     $    17.68   $    14.73   $    12.42   $    12.04
============================================================================================================================

TOTAL RETURN                                     (15.18%)      23.99%(c)      23.22%       23.44%       14.37%       17.18%

RATIOS
Net Assets--End of Period ($000 Omitted)    $   232,877   $  260,554     $  223,334   $  177,309   $  132,423   $  153,082
Ratio of Expenses to Average Net Assets(d)(e)      1.30%        1.24%(f)       1.26%        1.29%        1.22%        1.17%
Ratio of Net Investment Income
  to Average Net Assets(e)                         0.74%        0.50%(f)       1.02%        1.82%        2.74%        3.28%
Portfolio Turnover Rate                              49%          18%(c)         32%          47%          55%         141%

(a)  From  November 1, 1999 to March 31, 2000,  the Fund's  current  fiscal year end.
(b) Distributions in Excess of Net Investment Income aggregated less than $0.01 on a per share basis for the year ended March 31, 2001 and the year ended October 31, 1996.
(c) Based on operations for the period shown and, accordingly, is not representative of a full year.
(d) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian, distribution and transfer agent fees).
(e) Various expenses of the Class were voluntarily absorbed by IFG for the year ended March 31, 2001, the period ended March 31, 2000 and for the years ended October 31, 1999, 1998, 1997 and 1996. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.40%, 1.33% (annualized), 1.43%, 1.36%, 1.27% and 1.25%, respectively, and ratio of net investment income to average net assets would have been 0.64%, 0.41% (annualized), 0.85%, 1.75%, 2.69% and 3.20%, respectively.
(f)  Annualized

UTILITIES FUND -- CLASS C
--------------------------------------------------------------------------------
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                       YEAR         PERIOD
                                                      ENDED          ENDED
                                                   MARCH 31       MARCH 31
--------------------------------------------------------------------------------
                                                       2001           2000(a)
PER SHARE DATA
Net Asset Value--Beginning of Period              $   20.40      $   19.91
================================================================================
INCOME FROM INVESTMENT OPERATIONS(b)
Net Investment Loss(c)                                (0.00)         (0.01)
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)                      (3.22)          0.52
================================================================================
TOTAL FROM INVESTMENT OPERATIONS                      (3.22)          0.51
================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income(d)                0.10           0.02
Distributions from Capital Gains                       0.66           0.00
In Excess of Capital Gains                             0.34           0.00
================================================================================
TOTAL DISTRIBUTIONS                                    1.10           0.02
================================================================================
Net Asset Value--End of Period                    $   16.08      $   20.40
================================================================================

TOTAL RETURN(e)                                      (15.83%)         2.58%(f)

RATIOS
Net Assets-- End of Period ($000 Omitted)         $   3,579      $     248
Ratio of Expenses to Average Net Assets(g)(h)          2.07%          1.83%(i)
Ratio of Net Investment Loss
  to Average Net Assets(h)                            (0.02%)        (0.32%)(i)
Portfolio Turnover Rate                                  49%            18%(j)

(a)   From February 15, 2000, since inception of Class C, to March 31, 2000.
(b) The per share information was computed based on average shares for the year ended March 31, 2001. (c) Net Investment Loss aggregated less that $0.01 on a per share basis for the year ended March 31, 2001.
(d) Distributions in Excess of Net Investment Income aggregated less than $0.01 on a per share basis for the year ended March 31, 2001.
(e)  The applicable CDSC fees are not included in the Total Return calculation.
(f) Based on operations for the period shown and, accordingly, is not representative of a full year.
(g) Ratio is based on Total Expenses of the Class, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements (which may include custodian fees).
(h) Various expenses of the Class were voluntarily absorbed by IFG for the year ended March 31, 2001 and the period ended March 31, 2000. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.11% and 1.83% (annualized), respectively, and ratio of net investment loss to average net assets would have been (0.06%) and (0.32%) (annualized), respectively.
(i)  Annualized
(j) Portfolio Turnover is calculated at the Fund level, and therefore represents the period from November 1, 1999 to March 31, 2000.

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